Filed Pursuant to Rule 424(b)(2)
Registration No. 333-138944

PROSPECTUS SUPPLEMENT NO. 1 TO
PROSPECTUS DATED AUGUST 23, 2007

GIGGLES N’ HUGS, INC.
(formerly Teacher’s Pet, Inc.)
440,500 Shares of Common Stock (Pre-Split)
(6,607,500 Post-Split)

This Prospectus Supplement relates to the prospectus dated August 23, 2007 (“Prospectus”) which we prepared to allow certain of our current stockholders to sell up to 440,500 (pre-split) (6,607,500 post-split) shares of or common stock. The Prospectus was declared effective by the Securities and Exchange Commission on September 24, 2007.

The purpose of this Prospectus Supplement is to update the table of the underlying Prospectus captioned “Selling Security Holders”. Additionally, we are including our quarterly and annual reports we filed with the Securities and Exchange Commission. The information contained in each report is considered relevant to the information in the Prospectus and should be read in conjunction with the information contained in the Prospectus.

This Prospectus Supplement should be read in conjunction with the Prospectus, and is qualified by reference to the Prospectus, except to the extent that the information presented herein supersedes the information contained in the Prospectus. This Prospectus Supplement is not complete without, and may only be delivered or utilized in connection with, the Prospectus.

We urge you to read carefully the "Risk Factors" on page 6 of the Prospectus and those discussed in other documents we file with the Securities and Exchange Commission for certain considerations relevant to an investment in the Common Stock.

_______________________________________

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

______________________________________

This Prospectus Supplement should be read in conjunction with, and may not be delivered or utilized without, the Prospectus dated August 23, 2007.

The date of this Prospectus Supplement is November 29, 2010.

Table of Contents
Prospectus Supplement

Selling Security Holders

All references to shares have been restated to reflect a 15:1 forward stock split enacted on July 30, 2010

As of the date of this filing 6,530,500 shares remain unsold of the 6,607,500 shares registered for resale in the Prospectus.

The following is a list of selling security holders who own the 6,530,500 shares of common stock covered in the Prospectus.

Name of Owner of Common Stock	Number of Shares Owned before the Offering	Number of Shares Offered by Selling Stockholders	Number of Shares Owned after the Offering	Percentage of Shares Owned after the Offering(1)

B.M.M., LLC(2)	225,000	225,000	0	*
Liane Barrett(3)	300,000	300,000	0	*
Kailyn Barret & Liane Barret(3)	300,000	300,000	0	*
Kaipo Batoon(3)	150,000	150,000	0	*
Karly Batoon(3)	150,000	150,000	0	*
Cori Bettis(2)	15,000	15,000	0	*
Jordan Bettis(2)	15,000	15,000	0	*
David Chin(2)	75,000	75,000	0	*
Chloe Chun(2)	75,000	75,000	0	*
Valeri Cin(2)	30,000	30,000	0	*
John Goto(2)	7,500	7,500	0	*
Jana Goto(2)	7,500	7,500	0	*
Katelyn Ko(2)	15,000	15,000	0	*
Randolph Ko(2)	30,000	30,000	0	*
Brian Ko(2)	750,000	750,000	0	*
Jaymie Komagata(3)	300,000	300,000	0	*
Shuji Komagata(3)	300,000	300,000	0	*
Cary Margolis(2)	7,500	7,500	0	*
Calvin & Carol Matsuo(2)	60,000	60,000	0	*
Ryan Matsuo(2)	30,000	30,000	0	*
The Matsuo Family Trust(3)	750,000	750,000	0	*
Mijita Limited Partnership(4)	300,000	300,000	0	*
Monster Investment Club(2)	300,000	300,000	0	*
Isaac Nakata(2)	300,000	300,000	0	*
Justin Odagiri(2)	30,000	30,000	0	*
Pablo Oliva(2)	15,000	15,000	0	*
Scott Saito(2)	600,000	600,000	0	*
Amanda Takemoto(2)	15,000	15,000	0	*
Trevor Takemoto(2)	15,000	15,000	0	*
Shahean Talabreza(5)	1,348,000	1,348,000	0	*
Lori Tomita(2)	15,000	15,000	0	*

*	Represents less than 1% of the total aggregate amount of shares of our common stock.
1.	Assumes that all shares registered for resale by the Prospectus have been issued and sold.
2.	Shares acquired in our offering completed in December 2005.
3.	Shares acquired in our offering completed in March 2006.
4.
The 300,000 shares were transferred to Mijita Limited Partnership from Oasis Corporate Services. Oasis Corporate Services acquired the shares in our offering completed in December 2005.  Sergio Ducoulombier, President of Mijita Limited Partnership, has voting, investing and dispositive power over the shares of common stock owned by Mijita Limited Partnership.

5.
Of the 1,348,000 shares, 598,000 were transferred to Shahean Talabreza from Brent Masuhara and 750,000 shares were transferred to Shahean Talabreza from The Matsuo Family Trust. Brent Masuhara acquired the shares in our offering completed in December 2005. The Matsuo Family Trust acquired the shares in our offering completed in March 2006.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

(Mark One)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended: September 30, 2007

Or

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER'S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2415 W. Weatherby Way, Chandler, AZ	85248
(Address of principal executive offices)	(Zip Code)

(702) 430-9166
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.
Yes [   ]   No [   ]

APPLICABLE ONLY TO CORPORATE ISSUERS:

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of November 7, 2007:
3,440,500

PART I - FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-KSB, previously filed with the Commission on March 19, 2007.

Teacher's Pet, Inc.
(a Development Stage Company)
Balance Sheet
(unaudited)

September 30,
2007
Assets

Current assets:
Cash	$13,237
Inventory	327
Total current assets	13,564

Fixed assets, net	1,143

$14,707

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$74
Total current liabilities	74

Stockholders' deficit
Common stock, $0.001 par value, 100,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441
Additional paid-in capital	23,584
(Deficit) accumulated during development stage	(12,393)
14,633

$14,707

The accompanying notes are an integral part of these financial statements.

Teacher's Pet, Inc.
(a Development Stage Company)
Statements of Operations
(unaudited)

	Three Months Ended		Nine Months Ended		September 17, 2004
	September 30,		September 30,		(Inception) to
	2007	2006	2007	2006	September 30, 2007

Revenue	$-	$-	$-	$-	$-

Expenses:
Depreciation expense	476	122	664	365	1,711
General and administrative expenses	1,962	3,468	5,471	3,668	10,678
Total expenses	2,438	3,590	6,135	4,033	12,389

(Loss) before provision for income taxes	(2,438)	(3,590)	(6,135)	(4,033)	(12,389)

Other expense:
Interest expense	4	-	4	-	4
Total other expense	4	-	4	-	4

Provision for income taxes	-	-	-	-	-

Net (loss)	$(2,442)	$(3,590)	$(6,139)	$(4,033)	$(12,393)

Weighted average number of
common shares outstanding - basic and fully diluted	3,440,500	3,440,500	3,440,500	3,374,566

Net (loss) per share - basic and fully diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher's Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows
(unaudited)

	Nine Months Ended		September 17, 2004
	September 30,		(Inception) to
	2007	2006	September 30, 2007

Cash flows from operating activities
Net (loss)	$(6,139)	$(4,033)	$(12,393)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Subscriptions receivable	-	8,000	-
Depreciation	664	365	1,711
Changes in operating assets and liabilities:
(Increase) in inventory	(327)	-	(327)
Increase (decrease) in accounts payable	(121)	750	74
Net cash (used) by operating activities	(5,923)	5,082	(10,935)

Cash flows from investing activities
Purchase of fixed assets	(1,395)	-	(2,853)
Net cash (used) by investing activities	(1,395)	-	(2,853)

Cash flows from financing activities
Donated capital	-	-	200
Issuances of common stock	-	14,000	26,825
Common stock subscribed	-	(8,000)	-
Net cash provided by financing activities	-	6,000	27,025

Net increase (decrease) in cash	(7,318)	11,082	13,237
Cash - beginning	20,555	10,823	-
Cash - ending	$13,237	$21,905	$13,237

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

Non-cash transactions:
Subscriptions receivable	$-	$8,000	$-
Number of shares issued for subscriptions receivable	-	160,000	-

The accompanying notes are an integral part of these financial statements.

Teacher's Pet, Inc.
(a Development Stage Company)
Notes

Note 1 - Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these consolidated interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2006 and notes thereto included in the Company's annual report on Form 10-KSB.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 - History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher's Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred a net loss of ($12,393) for the period from September 17, 2004 (inception) to September 30, 2007, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.

In the event additional capital is required, the President of the Company has agreed to provide funds as a loan over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

These conditions raise substantial doubt about the Company's ability to continue as a going concern.  These financial statements do not include any adjustments that might arise from this uncertainty.

Teacher's Pet, Inc.
(a Development Stage Company)
Notes

Note 4 - Fixed assets

Fixed assets as of September 30, 2007, consisted of the following:

	September 30
	2007	2006

Computer equipment	$2,853	$1,458
Accumulated depreciation	(1,711)	(926)
	$1,143	$533

During the nine months ended September 30, 2007 and 2006, the Company recorded depreciation expense of $664 and $365, respectively.

Note 5 - Stockholders' equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders' shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders' shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

As of September 30, 2007, there have been no other issuances of common stock.

Note 6 - Warrants and options

As of September 30, 2007, there were no warrants or options outstanding to acquire any additional shares of common stock.

Management's Discussion and Plan of Operation

Forward-Looking Statements

This Quarterly Report contains forward-looking statements about Teacher's Pet, Inc.'s business, financial condition and prospects that reflect management's assumptions and beliefs based on information currently available.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management's assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, TPI's actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements' ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.

There may be other risks and circumstances that management may be unable to predict.  When used in this Quarterly Report, words such as,   "believes," "expects," "intends," "plans," "anticipates," "estimates"  and similar expressions are intended to identify forward-looking statements, although there may be certain forward-looking statements not accompanied by such expressions.

Overview

We are in the business of selling products to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Our management does not expect to incur research and development costs.

We do not have any off-balance sheet arrangements.

We currently do not own any significant plant or equipment that we would seek to sell in the near future.

We have not paid for expenses on behalf of our directors.  Additionally, we believe that this fact shall not materially change.

We currently do not have any material contracts and or affiliations with third parties.

Management's Discussion and Plan of Operation

Since our inception on September 17, 2004 to September 30, 2007, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  In our efforts to establish a base of operations, we spent a total of $2,438 during the three month period ended September 30, 2007, consisting of $476 in depreciation expense related to our computer equipment, as well as $1,962 in general and administrative expenses consisting of office-related expenses and professional fees.  Our total expenses in the most recent quarter were $1,152 lower in comparison to the three months ended September 30, 2006, in which our total operating expenses were $3,590, $122 of which is attributable to depreciation expense and $3,468 to general and administrative expenses.  Our management does not believe this decrease in total expenses year-over-year can be relied upon to expect that future ongoing expenses will be at this level.  We cannot predict the level and impact of future expenditures.

In the nine months ended September 30, 2007, total operating expenses were $6,135, of which $5,471 was general and administrative and $664 is attributable to depreciation expense.  In contrast, total operating expenses during the year ago nine month period ended September 30, 2006 were $4,033, of which general and administrative expense was $3,668 and depreciation amounted to $365.

Aggregate operating expenses from our inception through September 30, 2007 were $12,389, of which $1,711 is attributable to depreciation expense and $10,678 in general and administrative expenses related to the execution of our business plan.  No development related expenses have been or will be paid to our affiliates.  We expect to continue to incur general and administrative expenses for the foreseeable future, although we cannot estimate the extent of these costs.

As a result of our lack of revenues and incurring ongoing expenses related to the implementation of our business, we have experienced net losses in all periods since our inception on September 17, 2004.  During the three months ended September 30, 2007, our net loss totaled $2,442, compared to a net loss of $3,590 in the prior period ended September 30, 2006.  Since our inception, we have accumulated net losses in the amount of $12,393.  We have not been profitable since our formation.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.

In order for us to achieve profitability and support our planned ongoing operations, we estimate that we must begin generating a minimum of $15,000 in sales in the next 12 months.  However, we cannot guarantee that we will generate any such sales.  As of September 30, 2007, we had $327 in salable inventory, consisting mainly of children's reading materials and similar educational stimuli.  Subsequent to September 30, 2007, we purchased $1,220 in additional inventory of educational supplies.  We plan to continue to evaluate additional items to add to our inventory.

In order to commence our planned principal operations and generate sufficient revenues from sales to sustain our operations, we must create and implement a marketing strategy.  During the three months ended September 30, 2007, our sole officer and director has made personal appearances at elementary schools in the Clark County School District in Nevada to generate awareness of our brand and to make direct contact with prospective customers.  In the next three months, we expect to implement additional promotional strategies and direct sales campaigns to further generate awareness of our company and products.  Our focus is on approaching school educators, administrators and parents directly with our product offerings.  Our management will attempt to establish direct relationships through telephone calls or face-to-face visits.  We believe that the Internet and telephone directories contain publicly available information about schools and school districts, as well as personnel employed.  Our management plans to accumulate a database of schools, employees and contact information using this information, which is typically widely available without charge.  However, we have no specific contacts in mind, nor have we developed a formal marketing plan.  To date, we have not developed or implemented any marketing strategy.

If we do not generate sufficient revenues and cash flows to support our operations over the next 12 months, or if our costs of operations increase unexpectedly, we may need to raise capital by conducting additional issuances of our equity or debt securities for cash.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  As such, our principal accountants have expressed substantial doubt about our ability to continue as a going concern because we have limited operations and have not fully commenced planned principal operations.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary.  We do not expect to hire any additional employees over the next 12 months.

There are no known trends, events or uncertainties that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information required to be disclosed by us in our reports filed under the Securities Exchange Act, is recorded, processed, summarized and reported within the time periods specified by the SEC's rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are not effective to ensure that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Our board of directors were advised by Moore & Associates, Chartered, our independent registered public accounting firm, that during their performance of audit procedures for 2006 Moore & Associates, Chartered, identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 2 in our internal control over financial reporting.

This deficiency consisted primarily of inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews.  However, our size prevents us from being able to employ sufficient resources to enable us to have adequate segregation of duties within our internal control system.  Management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

PART II - OTHER INFORMATION

Unregistered Sales of Equity Securities

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher's Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher's Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders' equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher's Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher's Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders' equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation (1)

(b) By-Laws (1)

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

(1)  Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER'S PET, INC.

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	November 7, 2007
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	November 7, 2007
Tracie Hadama	Principal Accounting Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-KSB

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Fiscal Year Ended December 31, 2007

[ ] Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Transition Period from __________ to

Commission File Number 333-138944

TEACHER’S PET, INC.
(Name of small business issuer in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

2414 W. Weatherby Way Chandler, AZ	85248
(Address of principal executive offices)	(Zip code)

Issuer’s telephone number: (702) 430-9166

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None	None

Securities Registered Pursuant to Section 12(g) of the Act:

Common
(Title of class)

(Title of class)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes [X]  No [   ]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act) Yes [X]   No [   ]

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). [   ]

The issuer's revenue for its most recent fiscal year was $0.

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold: $22,025 as of March 28, 2008.

The number of shares outstanding of each of the issuer's classes of common equity, as of March 28, 2008 was 3,440,500.

DOCUMENTS INCORPORATED BY REFERENCE

If the following documents are incorporated by reference, briefly describe them and identify the part of the Form 10-KSB (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) any annual report to security holders; (2) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or (c) of the Securities Act of 1933 ("Securities Act").  The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1990).

None.

Transitional Small Business Disclosure Format (Check one): Yes [   ] No [X]

FORWARD LOOKING STATEMENTS

This Annual Report contains forward-looking statements about our business, financial condition and prospects that reflect our management’s assumptions and beliefs based on information currently available.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, TPI’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand its customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.

There may be other risks and circumstances that management may be unable to predict.  When used in this Report, words such as,   "believes," "expects," "intends," "plans," "anticipates," "estimates"  and similar expressions are intended to identify and qualify forward-looking statements, although there may be certain forward-looking statements not accompanied by such expressions.

PART I

DESCRIPTION OF BUSINESS

Business Development and Summary

We were incorporated in the State of Nevada on September 17, 2004.  Our business objective is to sell educational books, supplies and aides to teachers and schools.  We have initiated our development and start-up activities, for which we have incurred an accumulated deficit in the amount of $15,256 and have not generated any revenues.  Our operations, to date, have been devoted to the following:

1. Formation of the Company;

2. Obtaining seed capital through sales of our common stock;

3. Purchased saleable inventory; and

4. Undertook our initial sales and marketing efforts.

Business of Issuer

Our products

Teacher’s Pet, Inc. is in the business of selling educational materials, such as curriculum-based books, workbooks and other support materials, as well as educational computer software programs.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

It is our desire to provide teachers with the tools to create an effective classroom environment.  We understand that a teacher's time is his or her most precious commodity.  Even the simplest classroom management tasks can be time-consuming.  Every minute spent on block-printing desktop name tags, composing welcome letters, writing behavior reports, devising and constructing activities, drawing diagrams, or creating any of the other forms, letters and work sheets teachers use every day is a minute lost to content-based planning and preparation.  This lost time equates to less focused instruction for children and potentially lower academic achievement.

Our business is concentrated in the educational products industry, which consists of educational school supplies and equipment for school and classroom use.  We intend to offer a broad assortment of third-party developed products from publishers and manufacturers.  These products will allow us to reach teachers and other education professionals looking for a diverse range of products to fulfill the educational needs of the children in their classroom and include, but are not limited to, the following:

1. Chapter books,
2. Educational videos,
3. Curriculum outlines,
4. Lesson planning guides and
5. Classroom management tools.

We do not intend to manufacture, publish or otherwise produce any item.  Instead, we will seek to purchase these items from outside sources.  We have identified and begun to contact potential suppliers and manufacturers, including Carson Dellosa Publishing, Incentive Publications and Teacher Created Materials.  To date, however, we have not placed any purchase orders for inventory items.  Tracie Hadama, our sole officer and director, will undertake all merchandising activities.  We are still in the development stage, and we do not have any saleable inventory and have not yet identified any specific products that we would like to stock.

Distribution Methods of Our Products

Our sales efforts are currently focused on establishing direct contact with educators and school administrators in the Las Vegas, Nevada and Phoenix, Arizona metropolitan areas.  Lists of schools are readily available either on the Internet or in telephone books, which used to compile a database of potential marketing opportunities.  Our direct sales methods encompass telephone contact and face-to-face visits by our sole officer and director.

Since our inception, we have not sold any of the products in our inventory.  We have no methods of distribution in place.  However, it is anticipated that when we are required to fulfill customer orders, we will use general parcel services such as United Parcel Service, DHL and Federal Express.

Industry background and competition

The demand for educational products is fundamentally driven by the size of the preschool and elementary school-age population and levels of student enrollment.  According to the U.S. Department of Education, the preprimary school-age population (consisting of children ages three to five) is expected to be approximately 11.6 million by 2007 and the elementary school-age population (consisting of children ages five to thirteen) is expected to be approximately 35.2 million that same year.  We believe that, given the size of the preschool and elementary school-age populations and levels of student enrollment, the educational products industry will continue to experience significant demand in coming years.

The educational products industry is also dependent on the number of schools and teachers educating the preschool and elementary school-age populations.  According to the U.S. Department of Education, in 2000, there were approximately 16,000 school districts, 92,000 elementary schools and 3.3 million elementary school teachers in the United States.  Because the population of children is expected to remain high, we believe that these figures will not significantly decrease in the near future, and may increase as education professionals, school administrators and parents demand that classroom size be decreased in order for children to learn more effectively.

Academic research continues to highlight the importance of learning in the early age groups, i.e. ages one through seven, and the media is increasingly focusing on the importance of parental involvement during this critical stage of growth and brain development.  We believe that parents are taking on an increasingly significant role in setting educational standards for their children's development.  In their efforts to help their children learn, improve their children's standardized test scores and make learning fun, parents are increasingly selecting and purchasing a wide variety of educational products for their children to use at home.  With thousands of educational products to choose from and few reliable sources of information, parents are faced with the challenge of finding quality educational products and selecting the right products for their children.

The market for educational supplies is very competitive, highly fragmented and is characterized by pricing pressures, brand awareness and recognition, as well as convenience, reliability and accessibility.  Most of our competition exists on a local or regional basis, or are dedicated exclusively to operating via the Internet.  We compete with many online and physical retailers, which can be divided into several groups:

1. Traditional store-based teacher’s supply stores,
2. On-line only retailers,
3. On-line efforts of traditional store-based retailers and
4. Catalog retailers of educational materials.

We are a development stage company without a base of operations and lacking an ability to generate sales.  As such, our competitive position is unfavorable in the general marketplace.  Unless we begin to generate revenues, we will not be able to maintain our operations.  Significantly all of our current and potential traditional competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than we do.  Our competitors may be able to secure products from vendors on more favorable terms, fulfill customer orders more efficiently and adopt more aggressive pricing or inventory availability policies than we can.  Many of these current and potential competitors can devote substantially more resources to advertising and marketing campaigns than we will be able to.

Employees

As of the date of this annual report, we had one employee, who is our sole officer and director.

Reports to Security Holders

(1) We will furnish shareholders with annual financial reports certified by our independent registered public accountants.
(2) We are a reporting issuer with the Securities and Exchange Commission.  We file periodic reports, which are required in accordance with Section 15(d) of the Securities Act of 1933, with the Securities and Exchange Commission to maintain the fully reporting status.

(3) The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20002.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our SEC filings will be available on the SEC Internet site, located at http://www.sec.gov.

Risk Factors

Our sole officer and director may be unable to develop our business and manage our public reporting requirements.

Our operations depend on the efforts of Tracie Hadama, our sole officer and director.  Mrs. Hadama has no experience related to public company management, nor as a principal accounting officer.  Because of this, we may be unable to develop and manage our business and public reporting requirements.  We cannot guarantee you that we will overcome any such obstacle.

Investors may lose their entire investment if we fail to implement our business plan.

We have a limited operational history on which you can evaluate our business and prospects.  Our prospects must be considered in light of the risks, uncertainties, expenses and difficulties frequently encountered by companies in their early stages of development.  These risks include, without limitation, competition, the absence of ongoing revenue streams, inexperienced management and lack of brand recognition.  Teacher’s Pet cannot guarantee that we will be successful in accomplishing our objectives.  To date, we have not generated any revenues from sales and expect to incur losses in the foreseeable future.  If we fail to implement and create a base of operations for our proposed business of selling teacher’s supplies, we may be forced to cease operations, in which case investors may lose their entire investment.

If we are unable to continue as a going concern, investors may face a complete loss of their investment.

We have no revenue generating ability and no significant base of operations.  Taking these facts into account, our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern in the independent registered public accounting firm’s report to the financial statements included in the registration statement, of which this prospectus is a part.  If our business fails, investors may face a complete loss of their investment.

Teacher’s Pet may not be able to attain profitability without additional funding, which may be unavailable.

We have limited capital resources.  To date, we have not generated cash from our operations.  Unless we begin to generate sufficient revenues from sales of our teacher’s supplies to finance operations as a going concern, we may experience liquidity and solvency problems.  Such liquidity and solvency problems may force us to go out of business if additional financing is not available.  We have no intention of liquidating.  In the event our cash resources are insufficient to continue operations, we intend to raise addition capital through offerings and sales of equity or debt securities.  In the event we are unable to raise sufficient funds, we will be forced to go out of business and will be forced to liquidate.  A possibility of such outcome presents a risk of complete loss of investment in our common stock.

Because of competitive pressures from competitors with more resources, Teacher’s Pet may fail to implement its business model profitably.

The market for customers is intensely competitive and such competition is expected to continue to increase.  We compete with many online and physical retailers that either specialize in selling teacher-specific materials or carry teaching supplies as a complementary offering to a larger variety of merchandise.  Brick and mortar stores range in size from independently owned and operated stores catering to a limited geographic area to larger merchandisers serving multiple states, such as Learning Is Fun and Lakeshore Learning.  Online retailers are numerous and typically include the large physical merchandisers, countless sites that target teachers and home-school families and website that sell a large amalgam of products, such as Amazon.com.

Generally, our actual and potential competitors have longer operating histories, greater financial and marketing resources, greater name recognition and an entrenched client base.  Therefore, many of these competitors may be able to devote greater resources to attracting customers and preferred vendor pricing.  There can be no assurance that our current or potential competitors will not stock comparable or superior products to those to we expect to offer.  Increased competition could result in lower than expected operating margins or loss of market share, any of which would materially and adversely affect our business, results of operation and financial condition.

We may be unable to generate sales without sales, marketing or distribution capabilities.

We have no sales, marketing or distribution capabilities.  We cannot guarantee that we will be able to develop a sales and marketing plan or to develop an effective chain of distribution.  In the event we are unable to successfully implement these objectives, we may be unable to generate sales and operate as a going concern.

We may not be able to generate sales if certain schools or school administrators do not allow us to market directly to their teachers.

Our business objective is to sell educational books, aids and supplies directly to teachers and schools.  However, particular schools, school districts or administrators may prevent us from marketing our proposed products directly to their population of educators.  If we are unable to enter schools, we may not be able to generate awareness of our brand or proposed product offerings and may therefore be unable to generate sales.  Additionally, if we cannot market directly through schools and school districts, we may be forced to allocate additional funds to marketing and advertising activities, which could harm our profitability and deplete our capital resources.

We may be unable to obtain sufficient quantities of quality merchandise on acceptable commercial terms because we do not have long-term distribution and manufacturing agreements.

We do not own or operate any manufacturing facilities.  We rely primarily on product manufacturers and third-party distributors to supply the products we plan to offer.  Our business would be seriously harmed if we were unable to develop and maintain relationships with suppliers and distributors that allow us to obtain sufficient quantities of quality merchandise on acceptable terms.  We do not have long-term or exclusive arrangements with any vendor or distributor that guarantee the availability of products to us.  Additionally, we may be unable to establish alternative sources of supply for our products to ensure delivery of merchandise in a timely and efficient manner or on terms acceptable to us.  If we do not receive shipments in a timely manner, we may miss delivery deadlines, and our customers may subsequently cancel orders, refuse to accept deliveries or demand discounts.  If we cannot obtain and stock our products at acceptable prices and on a timely basis, we may lose sales and our potential customers may take their purchases elsewhere.

Our revenue and gross margin could suffer if we fail to manage our inventory properly.

Our business depends on our ability to anticipate our needs for products and suppliers’ ability to deliver sufficient quantities of products at reasonable prices on a timely basis.  Given that we are in the development stage, we may be unable to accurately anticipate demand and manage inventory levels that could seriously harm us.  If predicted demand is substantially greater than consumer purchases, there will be excess inventory.  In order to secure inventory, we make advance payments to suppliers, or we may enter into non-cancelable commitments with vendors.  If we fail to anticipate customer demand properly, a temporary oversupply could result in excess or obsolete inventory, which could adversely affect our gross margin.

If we experience problems in distribution and fulfillment, we could lose customers.

We will rely on third-party service and product fulfillment providers, such as Federal Express and United Parcel Service for shipments of our products from vendors to our facility and from our facility to consumers.  We are therefore subject to risks, including employee strikes and inclement weather, associated with such shipment carriers' ability to provide delivery services to meet our shipping needs.  In addition, if our primary shipment carriers fail to devote a sufficient number of employees or amount of space to us, our ability to deliver products in a timely manner could also be impaired.  Our shipment carriers may also depend upon temporary employees to fulfill our needs during peak periods, and sufficient temporary employees may not be available to ensure timely deliveries.  Failure or delays at any stage in the transport of our proposed products could result in cancelled sales or a loss of potential repeat purchases.

Failure by us to respond to changes in consumer preferences could result in lack of sales revenues and may force us out of business.

Any change in the preferences of our potential customers or preferred curricula that we fail to anticipate and adapt to could reduce the demand for the teacher’s supplies we intend to sell.  Decisions about our focus and the specific products we plan to offer are often made in advance of entering the marketplace.  Failure to anticipate and respond to changes in consumer preferences and demands, as well as the curriculums of various school districts, could lead to, among other things, customer dissatisfaction, failure to attract demand for our proposed products and lower profit margins.

Investors will have limited control over decision-making because principal stockholders, officers and directors of Teacher’s Pet control the majority of our issued and outstanding common stock.

Our sole officer and director beneficially owns 3,000,000 of the issued and outstanding shares of common stock, or 87.20% on a fully diluted basis.  As a result, this stockholder could exercise control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.  This concentration of ownership limits the power to exercise control by the minority shareholders.
Teacher’s Pet may lose its top management without employment agreements.

Our operations depend substantially on the skills and experience of Tracie Hadama, our sole officer and director.  We have no other full- or part-time employees besides these individuals.  Furthermore, we do not maintain key man life insurance on this individual.  Without an employment contract, we may lose Mrs. Hadama to other pursuits without a sufficient warning and, consequently, go out of business.

In the future, Mrs. Hadama may become involved in other business opportunities.  We have not formulated a policy for the resolution of such conflicts.  If we lose Mrs. Hadama to other pursuits without a sufficient warning we may, consequently, go out of business.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.  Our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.  Investors relying upon this misinformation may make an uninformed investment decision.

You may not be able to sell your shares in our company because there is no public market for our stock.

There is no public market for our common stock.  Therefore, the current and potential market for our common stock is limited.  In the absence of being listed, no market is available for investors in our common stock to sell their shares.  We cannot guarantee that a meaningful trading market will develop.  If our stock ever becomes tradable, of which we cannot guarantee success, the trading price of our common stock could be subject to wide fluctuations in response to various events or factors, many of which are beyond our control.  In addition, the stock market may experience extreme price and volume fluctuations, which, without a direct relationship to the operating performance, may affect the market price of our stock.

Because our common stock may be classified as “penny stock,” trading may be limited, and the share price could decline.

Because our common stock may fall under the definition of “penny stock,” trading in the common stock, if any, may be limited because broker-dealers are required to provide their customers with disclosure documents prior to allowing them to participate in transactions involving the common stock.  These disclosure requirements are burdensome to broker-dealers and may discourage them from allowing their customers to participate in transactions involving the common stock.

“Penny stocks” are equity securities with a market price below $5.00 per share other than a security that is registered on a national exchange, included for quotation on the NASDAQ system or whose issuer has net tangible assets of more than $2,000,000 and has been in continuous operation for greater than three years.  Issuers who have been in operation for less than three years must have net tangible assets of at least $5,000,000.

Rules promulgated by the Securities and Exchange Commission under Section 15(g) of the Exchange Act require broker-dealers engaging in transactions in penny stocks, to first provide to their customers a series of disclosures and documents including:

1.	A standardized risk disclosure document identifying the risks inherent in investment in penny stocks;

2.	All compensation received by the broker-dealer in connection with the transaction;

3.	Current quotation prices and other relevant market data; and

4.	Monthly account statements reflecting the fair market value of the securities.

These rules also require that a broker-dealer obtain financial and other information from a customer, determine that transactions in penny stocks are suitable for such customer and deliver a written statement to such customer setting forth the basis for this determination.

Investors should not anticipate receiving cash dividends on our common stock.

We have never declared or paid any cash dividends or distributions on our common stock and intend to retain future earnings, if any, to support our operations and to finance expansion.  Therefore, we do not anticipate paying any cash dividends on the common stock in the foreseeable future.

Special note regarding forward-looking statements

This prospectus contains forward-looking statements about our business, financial condition and prospects that reflect our management’s assumptions and beliefs based on information currently available.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, our actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our proposed services and the products we expect to market, our ability to establish a customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.

There may be other risks and circumstances that management may be unable to predict.  When used in this prospectus, words such as, “believes,” “expects,” “intends,” “plans,” “anticipates,” “estimates” and similar expressions are intended to identify and qualify forward-looking statements, although there may be certain forward-looking statements not accompanied by such expressions.

DESCRIPTION OF PROPERTY

We use office space at 2415 W. Weatherby Way, Chandler, AZ.  Our sole director and officer, is providing the office space at no charge to us.  We believe that this arrangement is suitable given that our current operations are primarily administrative.

LEGAL PROCEEDINGS

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been convicted in a criminal proceeding, exclusive of traffic violations.

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been permanently or temporarily enjoined, barred, suspended, or otherwise limited from involvement in any type of business, securities or banking activities.

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been convicted of violating a federal or state securities or commodities law.

Teacher’s Pet, Inc. is not a party to any pending legal proceedings.

No director, officer, significant employee or consultant of Teacher’s Pet, Inc. has had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

We did not hold a shareholders meeting in 2007, thus there was no vote of securities holders in 2007.

PART II

MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS MARKET INFORMATION FOR COMMON STOCK

Market information

There is no established public trading market for our securities and a regular trading market may not develop, or if developed, may not be sustained.  A shareholder, in all likelihood, therefore, will not be able to resell his or her securities should he or she desire to do so when eligible for public resale.  Furthermore, it is unlikely that a lending institution will accept our securities as pledged collateral for loans unless a regular trading market develops.  We have no plans, proposals, arrangements or understandings with any person with regard to the development of a trading market in any of our securities.

Shares Available Under Rule 144

We have 3,440,500 shares of common stock outstanding, of which 3,000,000 shares held by our sole officer and director may be sold at any time under Rule 144.  In general, under Rule 144 as currently in effect, a person, or persons whose shares are aggregated, who owns shares that were purchased from us, or any affiliate, at least one year previously, including a person who may be deemed our affiliate, is entitled to sell within any three month period, a number of shares that does not exceed the greater of:

1. 1% of the then outstanding shares of our common stock; or

2. The average weekly trading volume of our common stock during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange Commission.

Sales under Rule 144 are also subject to manner of sale provisions, notice requirements and the availability of current public information about us.  Any person who is not deemed to have been our affiliate at any time during the 90 days preceding a sale, and who owns shares within the definition of “restricted securities” under Rule 144 under the Securities Act that were purchased from us, or any affiliate, at least two years previously, is entitled to sell such shares under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements.

Future sales of restricted common stock under Rule 144 or otherwise or of the shares which we are registering under this prospectus could negatively impact the market price of our common stock.  We are unable to estimate the number of shares that may be sold in the future by our existing stockholders or the effect, if any, that sales of shares by such stockholders will have on the market price of our common stock prevailing from time to time.  Sales of substantial amounts of our common stock by existing stockholders could adversely affect prevailing market prices.

Holders

As of March 28, 2008, Teacher’s Pet, Inc. had 3,440,500 shares of $0.001 par value common stock issued and outstanding held by 33 shareholders of record.  Teacher’s Pet, Inc. transfer agent is: Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas, Nevada, and phone: (702) 361-3033.

Dividends

Teacher’s Pet, Inc. has never declared or paid any cash dividends on its common stock.  For the foreseeable future, Teacher’s Pet intends to retain any earnings to finance the development and expansion of its business, and it does not anticipate paying any cash dividends on its common stock.  Any future determination to pay dividends will be at the discretion of the Board of Directors and will be dependent upon then existing conditions, including Teacher’s Pet’s financial condition and results of operations, capital requirements, contractual restrictions, business prospects and other factors that the board of directors considers relevant.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides the following information as of December 31, 2007, for equity compensation plans previously approved by security holders, as well as those not previously approved by security holders:

1.	The number of securities to be issued upon the exercise of outstanding options, warrants and rights;

2.	The weighted-average exercise price of the outstanding options, warrants and rights; and

3.	Other than securities to be issued upon the exercise of the outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	-

Equity compensation plans not approved by security holders	-	-	-

Total	-	-	-

Recent Sales of Unregistered Securities

On September 17, 2004, we issued 1,400,000 shares of our common stock to Tracie Hadama, our founding shareholder and sole officer and director, for cash in the amount of $1,400.  Subsequently, on October 17, 2004, we issued an additional 1,600,000 shares of our common stock to Mrs. Hadama for cash in the amount of $3,400.  These sales of stock did not involve any public offerings, general advertising or solicitation.  At the time of the issuance, Mrs. Hadama had fair access to and was in possession of all available material information about our company, as she is the sole officer and director of Teacher’s Pet, Inc.  The shares bear a restrictive transfer legend.  On the basis of these facts, we claim that the issuance of stock to our founding shareholder qualifies for the exemption from registration contained in Section 4(2) of the Securities Act of 1933.

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

MANAGEMENT’S DISCUSSION AND PLAN OF OPERATIONS.

Overview

We are in the business of selling products to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Our management does not expect to incur research and development costs.

We do not have any off-balance sheet arrangements.

We currently do not own any significant plant or equipment that we would seek to sell in the near future.

We have not paid for expenses on behalf of our directors.  Additionally, we believe that this fact shall not materially change.

We currently do not have any material contracts and or affiliations with third parties.

Management’s Discussion and Plan of Operation

Since our inception on September 17, 2004 to December 31, 2007, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  In our efforts to establish a base of operations, we spent a total of $8,997 during the year ended December 31, 2007, consisting of $913 in depreciation expense related to our computer equipment, as well as $8,084 in general and administrative expenses consisting of office-related expenses and professional fees.  Our total expenses in the most recent year ended December 31, 2007 were $4,048 higher in comparison to the year ended December 31, 2006, in which our total operating expenses were $4,949, $486 of which is attributable to depreciation expense and $4,463 to general and administrative expenses.  Our management expect total expenses to be variable year-over-year and does not believe comparisons can be relied upon to predict the level of future ongoing operating expenses.

Aggregate operating expenses from our inception through December 31, 2007 were $15,252, of which $1,960 is attributable to depreciation expense and $13,292 in general and administrative expenses related to the execution of our business plan.  No development related expenses have been or will be paid to our affiliates.  We expect to continue to incur general and administrative expenses for the foreseeable future, although we cannot estimate the extent of these costs.

As a result of our lack of revenues and incurring ongoing expenses related to the implementation of our business, we have experienced net losses in all periods since our inception on September 17, 2004.  During the year ended December 31, 2007, our net loss totaled $9,001, compared to a net loss of $4,949 in the prior period ended December 31, 2006.  Since our inception, we have accumulated net losses in the amount of $15,256.  We have not been profitable since our formation.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.

In order for us to achieve profitability and support our planned ongoing operations, we estimate that we must begin generating a minimum of $15,000 in sales in the next 12 months.  However, we cannot guarantee that we will generate any such sales.  As of December 31, 2007, we had $1,516 in salable inventory, consisting mainly of children’s reading materials and similar educational stimuli.  We plan to continue to evaluate additional items to add to our inventory.

In order to generate sufficient revenues from sales to sustain our operations, we must implement a successful marketing strategy.  Our focus is on approaching school educators, administrators and parents directly with our product offerings.  Our management will attempt to establish direct relationships through telephone calls or face-to-face visits.  We believe that the Internet and telephone directories contain publicly available information about schools and school districts, as well as personnel employed.  During the year ended December 31, 2007, our sole officer and director has made personal appearances at elementary schools in the Clark County School District in Nevada to generate awareness of our brand and to make direct contact with prospective customers.  We have made contact with teachers, administrators and office staff, as well as with parents of students.  Our management plans to accumulate a database of schools, employees and contact information using this information, which is typically widely available without charge.  To date, however, no sales have been made.

If we do not generate sufficient revenues and cash flows to support our operations over the next 12 months, or if our costs of operations increase unexpectedly, we may need to raise capital by conducting additional issuances of our equity or debt securities for cash.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  As such, our principal accountants have expressed substantial doubt about our ability to continue as a going concern because we have limited operations and have not fully commenced planned principal operations.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary.  We do not expect to hire any additional employees over the next 12 months.

There are no known trends, events or uncertainties that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Teacher’s Pet, Inc. (A Development Stage Company)
Las Vegas, Nevada

We have audited the accompanying balance sheet of Teacher’s Pet Inc. (A Development Stage Company) as of December 31, 2007, and the related statements of operations, stockholders’ equity and cash flows for the years then ended December 31, 2007 and 2006, and Inception on September 17, 2004 through December 31, 2007. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teacher’s Pet Inc. (A Development Stage Company) as of December 31, 2007 and the results of its operations and its cash flows for the years then ended December 31, 2007 and 2006, and Inception on September 17, 2004 through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has accumulated deficit of $15,256 as of December 31, 2007, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
February 4, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7511 Fax (702) 253-7501

Teacher’s Pet, Inc.
(a Development Stage Company)
Balance Sheet

December 31,
2007

Assets

Current assets:
Cash	$9,936
Inventory	1,516
Total current assets	11,452

Computer equipment, net of accumulated depreciation of $1,960	2,846

$14,298

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$2,528
Total current assets	2,528

Stockholders’ equity:
Common stock, $0.001 par value, 75,000,000 shares
authorized, 3,440,500 shares issued and outstanding
as of 12/31/07	3,411
Additional paid-in capital	23,585
(Deficit) accumulated during development stage	(15,256)
11,770

$14,298

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Operations

	For the years ended		September 17, 2004
	December 31,		(Inception) to
	2007	2006	December 31, 2007

Revenue	$-	$-	$-

Expenses:
Depreciation expense	913	486	1,960
General and administrative expenses	8,084	4,463	13,292
Total expenses	8,997	4,949	15,252

(Loss) before provision for income taxes	(8,997)	(4,949)	(15,252)

Other expenses:
Interest expense	(4)	-	(4)
Total other expenses	(4)	-	(4)

Provision for income taxes	-	-	-

Net (loss)	$(9,001)	$(4,949)	$(15,256)

Weighted average number of
common shares outstanding - basic and fully diluted	3,440,5000	3,291,320

Net (loss) per share-basic and fully diluted	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statement of Stockholders’ Equity

					(Deficit)
					Accumulated
			Additional		During	Total
	Common Stock		Paid-in	Subscriptions	Development	Stockholders’
	Shares	Amount	Capital	Receivable	Stage	Equity

September 2004
Founder shares issued for cash	1,400,000	$1,400	$-	$-	$-	$1,400

September 2004
Donated capital	-	-	200	-	-	200

October 2004
Founder shares issued for cash	1,600,000	1,600	1,800	-	-	3,400

Net (loss)
For the period September 17, 2004
(inception) to December 31, 2004	-	-	-	-	(637)	(637)

Balance, December 31, 2004	3,000,000	3,000	2,000	-	(637)	4,363

December 2005
Private placement	160,500	161	7,865	-	-	8,026

December 2005
Subscriptions receivable	160,000	-	-	8,000	-	8,000

Net (loss)
For the year ended
December 31, 2005	-	-	-	-	(669)	(669)

Balance, December 31, 2005	3,320,500	3,161	9,865	8,000	(1,306)	19,720

January 2006
Cash paid for subscriptions
receivable	-	160	7,840	(8,000)	-	-

May 2006
Private placement	120,000	120	5,880	-	-	6,000

Net (loss)
For the year ended
December 31, 2006	-	-	-	-	(4,949)	(4,949)

Balance, December 31, 2006	3,440,50	3,441	23,585	-	(6,255)	20,771

Net (loss)
For the year ended
December 31, 2007	-	-	-	-	(9,001)	(9,001)

Balance, December 31, 2007	3,440,50	$3,441	$23,585	$-	$(15,256)	$11,770
The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows

	For the years ended		September 17, 2004
	December 31,		(Inception) to
	2007	2006	December 31, 2007

Cash flows from operating activities
Net (loss)	$(9,001)	$(4,949)	$(15,256)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Subscriptions receivable	-	8,000	-
Depreciation	912	486	1,960
Changes in operating assets and liabilities:
(Increase) decrease in inventory	(1,516)		(1,516)
Increase in accounts payable	2,333	195	2,528
Net cash provided (used) by operating activities	(7,272)	3,732	(12,284)

Cash flows from investing activities
Purchase of fixed assets	(3,347)	-	(4,806)
Net cash (used) by investing activities	(3,347)	-	(4,806)

Cash flows from financing activities
Donated capital	-	-	200
Issuances of common stock	-	14,000	26,826
Common stock subscribed	-	(8,000)	-
Net cash provided by financing activities	-	6,000	27,026

Net increase in cash	(10,619)	9,732	9,936
Cash – beginning	20,555	10,823	-
Cash – ending	$9,936	$20,555	$9,936

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

Non-cash transactions:
Subscriptions receivable	$-	$8,000	$-
Number of shares issued for services	-	160,000	-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes

Note 1 – History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had no operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 2 – Accounting policies and procedures

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents
The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits.  For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.  There were no cash equivalents as of December 31, 2007 and 2006.

Equipment
Property and equipment are recorded at historical cost.  Minor additions and renewals are expensed in the year incurred.  Major additions and renewals are capitalized and depreciated over their estimated useful lives.  When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.  The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate.  The estimated useful lives for significant property and equipment categories are as follows:

Computer Equipment	3 years

Revenue recognition
The Company’s financial statements are prepared under the accrual method of accounting.  The Company recognizes revenue primarily from the sale of teaching materials and supplies.  The Company recognizes revenue from product sales when the products are sold, shipped and title passes to the purchaser.  Revenues are recognized in the period the products are sold and costs are recorded in the period incurred, rather than paid.  Based on historical data, the Company does not anticipate returns and therefore does not provide an allowance for returns or refunds.

Advertising costs
The Company expenses all costs of advertising as incurred.  There were no advertising costs included in selling, general and administrative expenses for the years ended December 31, 2007 and 2006.

Impairment of long-lived assets
Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired.  No such impairments have been identified by management at December 31, 2007 and 2006.

Cost of Goods Sold
Cost of goods sold consists of the purchase price of products sold, inbound and outbound shipping charges, packaging supplies and costs associated with revenues and marketplace business.  The purchase price of the products, outbound shipping charges and the cost of tangible supplies used to package products for shipment to customers totaled $0 during the years ended December 31, 2007 and 2006.

Loss per share
Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) “Earnings Per Share”.  Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period.  The Company had no dilutive common stock equivalents, such as stock options or warrants as of December 31, 2007 and 2006.

Inventory
Inventories consist of merchandise held for sale in the ordinary course of business, including cost of freight and other miscellaneous acquisition costs, and are stated at the lower of cost, or market determined on the first-in-first-out basis.  The Company records a write-down for inventories which have become obsolete or are in excess of anticipated demand or net realizable value.  The Company performs a detailed review of inventory each period that considers multiple factors including demand forecasts, market conditions, product life cycle status, product development plans and current sales levels. If future demand or market conditions for the Company’s products are less favorable than forecasted or if unforeseen changes negatively impact the utility of the Company’s inventory, it may be required to record additional write-downs which would negatively impact gross margins in the period when the write-downs are recorded. If actual market conditions are more favorable, the Company may have higher gross margins when products incorporating inventory that was previously written down are sold.

Reporting on the costs of start-up activities
Statement of Position 98-5 (SOP 98-5), “Reporting on the Costs of Start-Up Activities,” which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred.  SOP 98-5 is effective for fiscal years beginning after December 15, 1998.  The adoption of SOP 98-5 has had little or no effect on the Company’s financial statements.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2007 and 2006.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values.  Fair value was assumed to approximate carrying value for cash because it is short term in nature and its carrying amount approximates fair value.

Income Taxes
The Company follows Statement of Financial Accounting Standard No. 109 (SFAS #109), “Accounting for Income Taxes,” for recording the provision for income taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.  If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.  Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate.  Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

General and administrative expenses
The significant components of general and administrative expenses consists of meals and entertainment expenses, legal and professional fees, outside services, office supplies, postage, and travel expenses.

Segment reporting
The Company follows Statement of Financial Accounting Standards No. 130 (SFAS #130), “Disclosures About Segments of an Enterprise and Related Information.”  The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends
The Company has not yet adopted any policy regarding payment of dividends.  No dividends have been paid or declared since inception.

Recent pronouncements
In June 2006, the Financial Accounting Standards Board (:FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 clarified the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes.  It prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.  FIN 48 is effective for fiscal years beginning after December 15, 2006.  The adoption of FIN 48 did not have a material impact on our balance sheet or statement of operations.

In September 2006, the Securities and Exchange Commission staff (“SEC”) issued SAB 108.  SAB 108 was issued to provide consistency to how companies quantify financial statement misstatements.  SAB 108 establishes an approach that requires companies to quantify misstatements in financial statements based on effects of the misstatement on both the consolidated balance sheet and statement of operations and the related financial statement disclosures.  Additionally, companies must evaluate the cumulative effect of errors existing in prior years that previously had been considered immaterial.  We adopted SAB 108 in connection with the preparation of our annual financial statements for the year ended December 31, 2007 and found no adjustments necessary.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS No. 157”).  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.  SFAS No. 157 does not require any new fair value measurements, rather, its application will be made pursuant to other accounting pronouncements that require or permit fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 1007, and interim periods within those years.  The provisions of SFAS No. 157 are to be applied proactively upon adoption, except for limited specified exemptions.  We are evaluating the requirements of SFAS No. 157 and do not expect the adoption to have a material impact on our balance sheet or statement of operations.

Year end
The Company has adopted December 31 as its fiscal year end.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has an accumulated deficit of $15,256 for the period from September 17, 2004 (inception) to December 31, 2007, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

These financial statements do not include any adjustments that might arise from this uncertainty.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

In the event additional capital is required, the President of the Company has agreed to provide funds as a loan over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

Note 4 – Fixed assets

Fixed assets as of consisted of the following:

	December 31,
	2007	2006
Computer equipment	$4,806	$1,458

Accumulated depreciation	(1,960)	(1,047)
	$2,846	$411

During the years ended December 31, 2007 and 2006, the Company recorded depreciation expense of $1,960 and $1,047, respectively.

Note 5 – Income taxes

For the years ended December 31, 2007 and 2006, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded.  In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.  At December 31, 2007 and 2006, the Company had approximately $9,001 and $6,255, respectively, of federal and state net operating losses. The net operating loss carryforwards, if not utilized, will begin to expire in 2024.

The components of the Company’s deferred tax asset are as follows:

	December 31
	2007	2006
Deferred tax assets:
Net operating loss carryforwards	3,060	2,127
Valuation allowance	(3,060)	(2,127)
Total deferred tax assets	$-0-	$-0-

For financial reporting purposes, the Company has incurred a loss in each period since its inception. Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2007 and 2006.

Note 6 – Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

As of December 31, 2007, there have been no other issuances of common stock.

Note 7 – Warrants and options

As of December 31, 2007 and 2006, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 8 – Related party transactions

In September 2004, the Company issued 1,400,000 shares of its $0.001 par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

In October 2004, the Company issued 1,600,000 shares of its $0.001 par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

During the year ended December 31, 2006, a shareholder, officer and director of the Company paid for expenses of the Company totaling $400, which was considered due on demand without any interest.  The entire balance of $400 has been repaid in full as of December 31, 2006.

The Company does not lease or rent any property.  Office services are provided without charge by an officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

CONTROLS AND PROCEDURES

We maintain a set of disclosure controls and procedures designed to ensure that information we are required to disclose in reports filed under the Securities Exchange Act, is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are not effective to ensure that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Our board of directors was advised by Moore and Associates, Chartered, our independent registered public accounting firm, that during their performance of audit procedures for 2007 Moore and Associates, Chartered identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 2 in our internal control over financial reporting.

This deficiency consisted primarily of inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews.  However, our capital position impedes us from being able to employ sufficient personnel and resources to enable us to have adequate segregation of duties within our internal control system.  Management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  Internal control over financial reporting is a process designed by, or under the supervision of, the chief executive officer and chief financial officer and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

Our evaluation of internal control over financial reporting includes using the COSO framework, an integrated framework for the evaluation of internal controls issued by the Committee of Sponsoring Organizations of the Treadway Commission, to identify the risks and control objectives related to the evaluation of our control environment.

Based on our evaluation under the frameworks described above, our management has concluded that our internal control over financial reporting was ineffective as of December 31, 2007, due to a lack of separation of duties.  As we currently have only one officer and director, who also serves as our sole employee, this person is in charge of all aspects of our operations; thus, there is no separation of duties.

This annual report does not include an attestation report of the company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation requirements by the company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management’s report in this annual report.

OTHER INFORMATION

None.

PART III

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our Board of Directors is elected by the stockholders to a term of one (1) year and serves until each director’s successor is elected and qualified.  Officers are appointed by the Board of Directors to a term of one (1) year and serves until his/her successor is duly elected and qualified, or until he/she is removed from office.  The Board of Directors has no nominating, auditing, or compensation committees.

The names and ages of our directors and executive officers and their positions are as follows:

Name	Age	Position
Tracie Hadama	29	Chief Executive Officer, President and Director

Tracie Hadama, President, Chief Executive Officer and Director:

Tracie Hadama has been an educator in the Clark County School District from 1999 through 2005.  She began her career as an educator at John C. Vanderburg Elementary School in Henderson, Nevada from 1999 to 2001.  Most recently, Mrs. Hadama was a third-grade teacher at Elise L. Wolff Elementary School, in Las Vegas, Nevada, from 2001 through 2005.  Concurrently, from 2002 to 2005, Mrs. Hadama has participated in the Clark County School District New Teacher Orientation Cadre, a mandatory program for all teachers new to the district.  The cadre seeks to provide new teachers with practical, real-world knowledge from peers that is rarely learned in a university classroom or from a textbook.  In addition, Mrs. Hadama has been involved in various school committees and has served as grade level chairperson.  Mrs. Hadama obtained her Bachelor’s Degree in Elementary Education from the University of Nevada, Las Vegas in 1999.  In 2004, she completed her Master’s Degree with an emphasis in Literacy from Lesley University.  Mrs. Hadama is currently devoting all her efforts to executing the business plan of Teacher’s Pet, Inc.

Family Relationships

None.

Board Committees

We currently have no compensation committee or other board committee performing equivalent functions.  Currently, all members of our board of directors participate in discussions concerning executive officer compensation.

Involvement on Certain Material Legal Proceedings During the Last Five Years

No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

No bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.  Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended December 31, 2007, beneficial owners did not comply with Section 16(a) filing requirements applicable to them to the extent they did not file any forms required under Section 16(a).

Code of Ethics

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serves in all the above capacities.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the last two completed fiscal years ended December 31, 2007, 2006 and 2005, the cash compensation paid by us, as well as certain other compensation paid with respect to those years and months, to the Chief Executive Officer and, to the extent applicable, each of our three other most highly compensated executive officers in all capacities in which they served:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Tracie Hadama	2007	0	0	0	0	0	0	0	0
President	2006	0	0	0	0	0	0	0	0
	2005	0	0	0	0	0	0	0	0

Directors' Compensation

During the year ended December 31, 2007, we had no formal or informal arrangements or agreements to compensate our director for services he provides as director of our company.

Employment Contracts and Officers' Compensation

Since our incorporation, we have not paid any compensation to our sole officer, director and employee.  We do not have employment agreements.  Any future compensation to be paid will be determined by our Board of Directors, and an employment agreement will be executed.  We do not currently have plans to pay any compensation until such time as we are cash flow positive.

Stock Option Plan And Other Long-term Incentive Plan

We currently do not have existing or proposed option/SAR grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of March 28, 2007, certain information regarding the beneficial ownership of our common stock by:

1.	Each person who is known us to be the beneficial owner of more than 5% of the common stock,

2.	Each of our directors and executive officers and

3.	All of our directors and executive officers as a group.

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.  No change in control is currently being contemplated.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares (1)	Amount of Beneficial Ownership (2)	Percent of Class (3)

Common	Tracie Hadama, President, CEO and Director	3,000,000	87.20%

	All Directors and Officers as a group (1 person)	3,000,000	87.20%

Notes:

1. The address for Tracie Hadama is c/o Teacher’s Pet, Inc., 2415 W. Weatherby Way, Chandler, AZ 85248.

2. As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

3. The aggregate amount of shares issued and outstanding is 3,440,500.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 17, 2003, we issued 1,400,000 shares of $0.001 par value common stock to Tracie Hadama, our sole officer and director, in exchange for cash in the amount of $1,400.

On September 30, 2004, Mrs. Hadama paid for expenses on our behalf in the amount of $200, related specifically to the filing of our annual list of officers and directors in the State of Nevada.

On October 17, 2004, we issued an additional 1,600,000 shares of our $0.001 par value common stock to Mrs. Hadama, in exchange for cash in the amount of $3,400.

Additionally, we use office space and services provided without charge by Mrs. Hadama.

EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

a. Articles of Incorporation (1)
b. Bylaws (1)

31	Rule 13a-14(a)/15d-14(a) Certification

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

Notes:

1.	Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth fees billed to us by our independent auditors for the years ended December 31, 2007 and 2006 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

SERVICES	2007	2006

Audit fees	$5,000	$3,250
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

Total fees	$5,000	$3,250

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TEACHER’S PET, INC.

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	March 28, 2007
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	March 28, 2007
Tracie Hadama	Chief Financial Officer

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

TEACHER’S PET, INC.

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	March 28, 2007
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	March 28, 2007
Tracie Hadama	Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

(Mark One)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended: March 31, 2008

Or

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2415 W. Weatherby Way, Chandler, AZ	85248
(Address of principal executive offices)	(Zip Code)

(702) 430-9166
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.
Yes [   ]   No [   ]

APPLICABLE ONLY TO CORPORATE ISSUERS:
Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of November 7, 2007:
3,440,500

PART I - FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-KSB, previously filed with the Commission on March 28, 2008.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Balance Sheet

March 31,
2008
Assets

Current assets:
Cash	$4,319
Inventory	1,510
Total current assets	5,829

Computer equipment, net of accumulated depreciation of $2,239	2,567

Total assets	$8,396

Liabilities and Stockholders’ Equity

Stockholders’ deficit
Common stock, $0.001 par value, 100,000,000 shares
authorized, 3,440,500 shares issued and outstanding	$3,441
Additional paid-in capital	23,584
(Deficit) accumulated during development stage	(18,629)
Total stockholders’ equity	8,396

Total liabilities and stockholders’ equity	$8,396

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Operations

	Three Months Ended		September 17, 2004
	March 31,		(Inception) to
	2008	2007	March 31, 2008

Revenue	$-	$-	$-

Expenses:
Depreciation expense	279	188	2,239
General and administrative expenses	3,095	3,509	16,386
Total expenses	3,374	3,697	18,625

Operating loss	(3,374)	(3,697)	(18,625)

Other expense:
Interest expense	-	-	(4)
Total other expense	-	-	(4)

Provision for income taxes	-	-	-

Net (loss)	$(3,374)	$(3,697)	$(18,629)

Weighted average number of
common shares outstanding - basic and fully diluted	3,440,500	3,440,500

Net (loss) per share - basic and fully diluted	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Cash Flows

	Three Months Ended		September 17, 2004
	March 31,		(Inception) to
	2008	2007	March 31, 2007

Cash flows from operating activities
Net (loss)	$(3,374)	$(3,697)	$(18,629)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	279	188	2,239
Changes in operating assets and liabilities:
(Increase) decrease in inventory	-	(327)	(1,510)
Increase in accounts payable	(2,522)	366	-
Net cash (used) by operating activities	(5,617)	(3,470)	(17,900)

Cash flows from investing activities
Purchase of fixed assets	-	(1,395)	(4,806)
Net cash (used) by investing activities	-	(1,395)	(4,806)

Cash flows from financing activities
Donated capital	-	-	200
Issuances of common stock	-	-	26,825
Common stock subscribed	-	-	-
Net cash provided by financing activities	-	-	27,025

Net increase (decrease) in cash	(5,617)	(4,865)	4,319
Cash - beginning	9,936	20,555	-
Cash - ending	$4,319	$15,690	$4,319

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes

Note 1 - Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these consolidated interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2007 and notes thereto included in the Company's Form 10-KSB annual report.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 - History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred a net loss of ($18,629) for the period from September 17, 2004 (inception) to March 31, 2008, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.

In the event additional capital is required, the President of the Company has agreed to provide funds as a loan over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

These conditions raise substantial doubt about the Company's ability to continue as a going concern.  These financial statements do not include any adjustments that might arise from this uncertainty.

Note 4 - Fixed assets

Fixed assets as of March 31, 2008, consisted of the following:

	March 31,
	2008	2007

Computer equipment	$4,806	$2,853
Accumulated depreciation	(2,239)	(1,235)
	$2,567	$1,618

During the nine months ended March 31, 2008 and 2007, the Company recorded depreciation expense of $2,239 and $1,235, respectively

Note 5 - Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

As of March 31, 2008, there have been no other issuances of common stock.

Note 6 - Warrants and options

As of March 31, 2008, there were no warrants or options outstanding to acquire any additional shares of common stock.

Management's Discussion and Plan of Operation

Forward-Looking Statements

This Quarterly Report contains forward-looking statements about Teacher’s Pet, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, TPI’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.

There may be other risks and circumstances that management may be unable to predict.  When used in this Quarterly Report, words such as,   "believes," "expects," "intends," "plans," "anticipates," "estimates"  and similar expressions are intended to identify forward-looking statements, although there may be certain forward-looking statements not accompanied by such expressions.

Overview

We are in the business of selling products to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Our management does not expect to incur research and development costs.

We do not have any off-balance sheet arrangements.

We currently do not own any significant plant or equipment that we would seek to sell in the near future.

We have not paid for expenses on behalf of our directors.  Additionally, we believe that this fact shall not materially change.

We currently do not have any material contracts and or affiliations with third parties.

Management’s Discussion and Plan of Operation

Since our inception on September 17, 2004 to March 31, 2008, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  In our efforts to establish a base of operations, we spent a total of $3,374 during the three month period ended March 31, 2008, consisting of $279 in depreciation expense related to our computer equipment, as well as $3,095 in general and administrative expenses consisting of office-related expenses and professional fees.  Our total expenses in the most recent quarter were $323 lower in comparison to the three months ended March 31, 2007, in which our total operating expenses were $3,697, $188 of which is attributable to depreciation expense and $3,509 to general and administrative expenses.  Our management does not believe this decrease in total expenses year-over-year can be relied upon to expect that future ongoing expenses will be at this level.  We cannot predict the level and impact of future expenditures.

Aggregate operating expenses from our inception through March 31, 2008 were $18,625, of which $2,239 is attributable to depreciation expense and $16,386 in general and administrative expenses related to the execution of our business plan.  No development related expenses have been or will be paid to our affiliates. We expect to continue to incur general and administrative expenses for the foreseeable future, although we cannot estimate the extent of these costs.

As a result of our lack of revenues and incurring ongoing expenses related to the implementation of our business, we have experienced net losses in all periods since our inception on September 17, 2004.  During the three months ended March 31, 2008, our net loss totaled $3,374, compared to a net loss of $3,697 in the prior period ended March 31, 2007.  Since our inception, we have accumulated net losses in the amount of $18,629.  We have not been profitable since our formation.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

As of March 31, 2008, we had cash on hand in the amount of $4,319.  In order for us to achieve profitability and support our planned ongoing operations, we estimate that we must begin generating a minimum of $15,000 in sales in the next 12 months.  Our focus is on approaching school educators, administrators and parents directly with our product offerings.  However, given our minimal level of cash and saleable inventory of only $1,510, we do not believe we are capable of generating any such sales.  Our management believes we are in a precarious financial position and may be unable to maintain our operations through the year ended December 31, 2008, assuming our revenues and expenses remain stable, of which there can be no guarantee.  Our ability to fund our operating expenses is doubtful, and we cannot guarantee that we will be able to satisfy such.  Our management believes that we require immediate additional financing, through offerings of our equity and/or debt securities, or derivation thereof.  There are no formal or informal agreements to attain such financing.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary. We do not expect to hire any additional employees over the next 12 months.

Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information required to be disclosed by us in our reports filed under the Securities Exchange Act, is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are not effective to ensure that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Our board of directors were advised by Moore & Associates, Chartered, our independent registered public accounting firm, that during their performance of audit procedures for 2007 Moore & Associates, Chartered, identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 2 in our internal control over financial reporting.

This deficiency consisted primarily of inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews.  However, our size prevents us from being able to employ sufficient resources to enable us to have adequate segregation of duties within our internal control system.  Management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

PART II - OTHER INFORMATION

Unregistered Sales of Equity Securities

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation (1)

(b) By-Laws (1)

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

(1) Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER’S PET, INC.

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	May 15, 2008
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	May 15, 2008
Tracie Hadama	Principal Accounting Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended:June 30, 2008
Or
[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2415 W. Weatherby Way, Chandler, AZ	85248
(Address of principal executive offices)	(Zip Code)

(702) 430-9166
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	3,440,500 shares
(Class)	(Outstanding as at June 30, 2008)

PART I - FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-KSB previously filed with the Commission on March 28, 2008, and subsequent amendments made thereto.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Balance Sheets

	June 30,	December 31,
	2008	2007
Assets	(unaudited)	(audited)

Current assets:
Cash	$3,319	$9,936
Inventory	1,510	1,516
Total current assets	$4,829	$11,452

Fixed assets, net of accumulated depreciation of $2,518
and $1,960 as of 6/30/08 and 12/31/07, respectively	2,288	2,846

Total assets	$7,117	$14,298

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$-	$2,528
Total current liabilities	-	2,528

Stockholders’ equity
Common stock, $0.001 par value, 200,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441	3,441
Additional paid-in capital	23,585	23,585
(Deficit) accumulated during development stage	(19,909)	(15,256)
	7,117	11,770

Total liabilities and stockholders’ equity	$7,117	$14,298

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Operations

	Three Months Ended		Six Months Ended		September 17, 2004
	June 30,		June 30,		(Inception) to
	2008	2007	2008	2007	June 30, 2008

Revenue	$-	$-	$-	$-	$-

Expenses:
Depreciation expense	279	238	558	426	2,518
General and administrative expenses	1,000	1,142	4,095	4,561	17,387
Total expenses	1,279	1,380	4,653	5,077	19,905

Operating loss	(1,279)	(1,380)	(4,653)	(5,077)	(19,905)

Other expenses:
Interest expense	-	-	-	-	(4)
Total other expenses	-	-	-	-	(4)

(Loss) before provision for income taxes	(1,279)	(1,380)	(4,653)	(5,077)	(19,909)

Provision for income taxes	-	-	-	-	-

Net (loss)	$(1,279)	$(1,380)	$(4,653)	$(5,077)	$(19,909)

Weighted average number of
common shares outstanding - basic and fully diluted	3,440,500	3,340,500	3,440,500	3,274,807

Net (loss) per share - basic and fully diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows

	Six Months Ended		September 17, 2004
	June 30,		(Inception) to
	2008	2007	June 30, 2008
Cash flows from operating activities
Net (loss)	$(4,653)	$(5,077)	$(19,909)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	558	426	2,518
Changes in operating assets and liabilities:
(Increase) in inventory	-	(327)	(1,510)
Increase (decrease) in accounts payable	(2,522)	197	-
Net cash (used) by operating activities	(6,617)	(4,781)	(18,901)

Cash flows from investing activities
Purchase of fixed assets	-	(1,395)	(4,806)
Net cash (used) by investing activities	-	(1,395)	(4,806)

Cash flows from financing activities
Donated capital	-	-	200
Issuances of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	-	-	27,026

Net increase(decrease) in cash	(6,617)	(6,176)	3,319
Cash - beginning	9,936	20,555	-
Cash - ending	$3,319	$14,379	$3,319

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Condensed Financial Statements

Note 1 - Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these consolidated interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2007 and notes thereto included in the Company's annual report on Form 10-KSB.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 - History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred a net loss of ($19,909) for the period from September 17, 2004 (inception) to June 30, 2008, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.

In the event additional capital is required, the President of the Company has agreed to provide funds as a loan over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

These conditions raise substantial doubt about the Company's ability to continue as a going concern.  These financial statements do not include any adjustments that might arise from this uncertainty.

Note 4 - Fixed assets

Fixed assets as of June 30, 2008, consisted of the following:

	June 30,
	2008	2007

Computer equipment	$4,806	$2,853
Accumulated depreciation	(2,518)	(1,473)
	$2,288	$1,380

During the nine months ended June 30, 2008 and 2007, the Company recorded depreciation expense of $2,518 and $1,473, respectively.

Note 5 - Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

As of June 30, 2008, there have been no other issuances of common stock.

Note 6 - Warrants and options

As of June 30, 2008, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 7 - Related party transactions

The Company does not lease or rent any property.  Office services are provided without charge by an officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This Quarterly Report contains “forward-looking statements,” as defined within the Private Securities Litigation Reform Act of 1995, about Teacher’s Pet, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.  There may be other risks and circumstances that management may be unable to predict.

Management’s Discussion and Results of Operation

We are in the business of selling products to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Since our inception on September 17, 2004 to June 30, 2008, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  In our efforts to establish a base of operations, we spent a total of $1,279 during the three month period ended June 30, 2008, consisting of $279 in depreciation expense related to our computer equipment, as well as $1,000 in general and administrative expenses consisting of office-related expenses and professional fees.  In comparison, during the three months ended June 30, 2007, our total operating expenses were $1,380, $238 of which is attributable to depreciation expense and $1,142 to general and administrative expenses.  We cannot predict the level and impact of future expenditures.

In the six months ended June 30, 2008, total operating expenses were $4,653, of which $4,095 was general and administrative and $558 was depreciation expense.  In contrast, total operating expenses during the year ago six month period ended June 30, 2007 were $5,077, $4,651 of which is attributable to general and administrative expenses and $426 in depreciation expense.

Aggregate operating expenses from our inception through June 30, 2008 were $19,909, of which $2,518 is attributable to depreciation expense and $17,387 in general and administrative expenses related to the execution of our business plan.  No development related expenses have been or will be paid to our affiliates.  We expect to continue to incur general and administrative expenses for the foreseeable future, although we cannot estimate the extent of these costs.

As a result of our lack of revenues and incurring ongoing expenses related to the implementation of our business, we have experienced net losses in all periods since our inception on September 17, 2004.  In the three month period ended June 30, 2008, our net loss totaled $1,279, compared to a net loss of $1,380 in the prior three month period ended June 30, 2007.  During the six months ended June 30, 2008, our net loss was $4,653, compared to a net loss of $5,077 in the year ago six month period ended June 30, 2007.  Since our inception, we have accumulated net losses in the amount of $19,909.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  We have not been profitable from our inception in 2004 through present 2008.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.

Generating sales in the next 12 months is important to support our business.  In order for us to achieve profitability and support our planned ongoing operations, we estimate that we must begin generating a minimum of $15,000 in sales over the next 12 months.  Our focus continues to be approaching school educators, administrators and parents directly with our product offerings.  However, to date, we have not realized any sales utilizing this sales technique.  We are currently working to develop a revised marketing scheme to generate awareness of our company and, resultantly, sales.  Unfortunately, we cannot guarantee that we will generate any sales, let alone achieve our target of $15,000 in annual sales.  Additionally, given our minimal level of cash in the amount of $3,319 and saleable inventory of only $1,510 as at June 30, 2008, we do not believe we are capable of attaining this sales goal over the next 12 months.

Our management believes we are in a precarious financial position and may be unable to maintain our operations through the year ended December 31, 2008, assuming our revenues and expenses remain stable, of which there can be no guarantee.  Our management expects that we will continue to experience net cash out-flows for the fiscal year 2008, and for the foreseeable future, given developmental nature of our business.  We cannot predict the stability of current or projected overhead or that we will generate sufficient revenues to maintain our operations without the need for additional capital.  Our ability to fund our operating expenses is doubtful, and we cannot guarantee that we will be able to satisfy such.  Our management believes that we require immediate additional financing, through offerings of our equity and/or debt securities, or derivation thereof.  There are no formal or informal agreements to attain such financing.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.  As such, our principal accountants have expressed substantial doubt about our ability to continue as a going concern because we have limited operations and have not fully commenced planned principal operations.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary.  We do not expect to hire any additional employees over the next 12 months.

There are no known trends, events or uncertainties, other than those disclosed heretofore, that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information required to be disclosed by us in our reports filed under the Securities Exchange Act, is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based on an evaluation as of the end of the period covered by this report, Tracie Hadama, who serves as our Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended, were effective to provide reasonable assurance that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosures.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or reasonably likely to materially affect, our internal control over financial reporting.

PART II - OTHER INFORMATION

Unregistered Sales of Equity Securities

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation *

(b) By-Laws *

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

* Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER’S PET, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	August 4, 2008
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	August 4, 2008
Tracie Hadama	Chief Financial Officer

/s/ Tracie Hadama	Chief Accounting Officer	August 4, 2008
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: September 30, 2008

Or

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2415 W. Weatherby Way, Chandler, AZ	85248
(Address of principal executive offices)	(Zip Code)

(702) 430-9166
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	3,440,500 shares
(Class)	(Outstanding as at November 12, 2008)

PART I – FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-KSB previously filed with the Commission on March 28, 2008, and subsequent amendments made thereto.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Balance Sheets

	September 30,	December 31,
	2008	2007
Assets	(unaudited)	(audited)

Current assets:
Cash	$2,069	$9,936
Inventory	1,510	1,516
Total current assets	$3,579	$11,452

Fixed assets, net of accumulated depreciation of $2,797
and $1,960 as of 9/30/08 and 12/31/07, respectively	2,009	2,846

Total assets	$5,588	$14,298

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$-	$2,528
Total current liabilities	-	2,528

Stockholders’ equity
Common stock, $0.001 par value, 200,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441	3,441
Additional paid-in capital	23,585	23,585
(Deficit) accumulated during development stage	(21,438)	(15,256)
	5,588	11,770

Total liabilities and stockholders’ equity	$5,588	$14,298

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Operations

	Three Months Ended		Nine Months Ended		September 17, 2004
	September 30,		September 30,		(Inception) to
	2008	2007	2008	2007	September 30, 2008

Revenue	$-	$-	$-	$-	$-

Expenses:
Depreciation expense	279	476	837	664	2,797
General and administrative expenses	1,250	1,962	5,345	5,471	18,637
Total expenses	1,529	2,438	6,182	6,135	21,434

Operating loss	(1,529)	(2,438)	(6,182)	(6,135)	(21,434)

Other expenses:
Interest expense	-	(4)	-	(4)	(4)
Total other expenses	-	(4)	-	(4)	(4)

(Loss) before provision for income taxes	(1,538)	(2,438)	(6,182)	(6,139)	(21,438)

Provision for income taxes	-	-	-	-	-

Net (loss)	$(1,538)	$(2,438)	$(6,182)	$(6,139)	$(21,438)

Weighted average number of
common shares outstanding – basic and fully diluted	3,440,500	3,340,500	3,440,500	3,440,500

Net (loss) per share – basic and fully diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows

	Nine Months Ended		September 17, 2004
	September 30,		(Inception) to
	2008	2007	September 30, 2008
Cash flows from operating activities
Net (loss)	$(6,182)	$(6,139)	$(21,438)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	837	664	2,797
Changes in operating assets and liabilities:
(Increase) in inventory	-	(327)	(1,510)
Increase (decrease) in accounts payable	(2,522)	(121)	-
Net cash (used) by operating activities	(7,867)	(5,923)	(20,151)

Cash flows from investing activities
Purchase of fixed assets	-	(1,395)	(4,806)
Net cash (used) by investing activities	-	(1,395)	(4,806)

Cash flows from financing activities
Donated capital	-	-	200
Issuances of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	-	-	27,026

Net increase(decrease) in cash	(7,867)	(7,318)	2,069
Cash – beginning	9,936	20,555	-
Cash – ending	$2,069	$13,237	$2,069

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Condensed Financial Statements

Note 1 - Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these consolidated interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2007 and notes thereto included in the Company's annual report on Form 10-KSB.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 - History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred a net loss of ($21,438) for the period from September 17, 2004 (inception) to September 30, 2008, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.

In the event additional capital is required, the President of the Company has agreed to provide funds as a loan over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

These conditions raise substantial doubt about the Company's ability to continue as a going concern.  These financial statements do not include any adjustments that might arise from this uncertainty.

Note 4 - Fixed assets

Fixed assets as of September 30, 2008, consisted of the following:

	September 30,
	2008	2007

Computer equipment	$4,806	$2,853
Accumulated depreciation	(2,797)	(1,711)
	$2,009	$1,142

During the nine months ended September 30, 2008 and 2007, the Company recorded depreciation expense of $2,797 and $1,711, respectively.

Note 5 - Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

As of September 30, 2008, there have been no other issuances of common stock.

Note 6 - Warrants and options

As of September 30, 2008, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 7 - Related party transactions

The Company does not lease or rent any property.  Office services are provided without charge by the sole officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The sole officer and director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such person may face a conflict in selecting between the Company and her other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This Quarterly Report contains “forward-looking statements,” as defined within the Private Securities Litigation Reform Act of 1995, about Teacher’s Pet, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.  There may be other risks and circumstances that management may be unable to predict.

Management’s Discussion and Results of Operation

We are in the business of selling products to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Since our inception on September 17, 2004 to September 30, 2008, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  In our efforts to establish a base of operations, we spent a total of $1,529 during the three month period ended September 30, 2008, consisting of $279 in depreciation expense related to our computer equipment, as well as $1,250 in general and administrative expenses consisting of office-related expenses and professional fees.  In comparison, during the three months ended September 30, 2007, our total operating expenses were $2,438, $476 of which is attributable to depreciation expense and $1,962 to general and administrative expenses.  We cannot predict the level and impact of future expenditures.

In the nine months ended September 30, 2008, total operating expenses were $6,182, of which $5,345 was general and administrative and $837 was depreciation expense.  In contrast, total operating expenses during the nine month period ended September 30, 2007 were $6,135, $5,471 of which is attributable to general and administrative expenses and $664 in depreciation expense.

Aggregate operating expenses from our inception through September 30, 2008 were $21,434, of which $2,797 is attributable to depreciation expense and $18,637 in general and administrative expenses related to the execution of our business plan.  No development related expenses have been or will be paid to our affiliates.  We expect to continue to incur general and administrative expenses for the foreseeable future, although we cannot estimate the extent of these costs.

As a result of our lack of revenues and incurring ongoing expenses related to the implementation of our business, we have experienced net losses in all periods since our inception on September 17, 2004.  In the three month period ended September 30, 2008, our net loss totaled $1,529, compared to a net loss of $2,442 in the three month period ended September 30, 2007.  During the nine months ended September 30, 2008, our net loss was $6,182, compared to a net loss of $6,139 in the nine month period ended September 30, 2007.  Since our inception, we have accumulated net losses in the amount of $21,438.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  We have not been profitable from our inception in 2004 through present 2008.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.

Generating sales in the next 12 months is important to support our business.  In order for us to achieve profitability and support our planned ongoing operations, we estimate that we must begin generating a minimum of $15,000 in sales over the next 12 months.  Our focus continues to be approaching school educators, administrators and parents directly with our product offerings.  However, to date, we have not realized any sales utilizing this sales technique.

In our current state, we are unable to determine when, if ever, we will be able to realize any sales of our educational products.  In the most recent quarter ended September 30, 2008, personal discussions between our sole officer and director and educators in the primary and secondary grade levels have indicated financial stress has caused many teachers to reduce their expenditures on teaching materials and, in some cases, the money spent on daily classroom supplies.  Given this non-scientific research data obtained through first-hand candid interviews, we believe our future business environment to be challenging, at best.  As a result, we cannot guarantee that we will generate any sales, let alone achieve our target of $15,000 in annual sales.  Additionally, given our minimal level of cash in the amount of $2,069 and saleable inventory of only $1,510 as at September 30, 2008, we do not believe we are capable of attaining this sales goal over the next 12 months.

Our management believes we are in a precarious financial position and may be unable to maintain our operations through the year ended December 31, 2008, assuming our revenues and expenses remain stable, of which there can be no guarantee.  Our management expects that we will continue to experience net cash out-flows for the fiscal year 2008, and for the foreseeable future, given developmental nature of our business.  We cannot predict the stability of current or projected overhead or that we will generate sufficient revenues to maintain our operations without the need for additional capital.  Our ability to fund our operating expenses is doubtful, and we cannot guarantee that we will be able to satisfy such.  Our management believes that we require immediate additional financing, through offerings of our equity and/or debt securities, or derivation thereof.  There are no formal or informal agreements to attain such financing.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.  As such, our principal accountants have expressed substantial doubt about our ability to continue as a going concern because we have limited operations and have not fully commenced planned principal operations.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary.  We do not expect to hire any additional employees over the next 12 months.

There are no known trends, events or uncertainties, other than those disclosed heretofore, that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information required to be disclosed by us in our reports filed under the Securities Exchange Act, is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based on an evaluation as of the end of the period covered by this report, Tracie Hadama, who serves as our Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended, were effective to provide reasonable assurance that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosures.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or reasonably likely to materially affect, our internal control over financial reporting.

PART II – OTHER INFORMATION

Unregistered Sales of Equity Securities

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation *

(b) By-Laws *

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

* Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER’S PET, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	November 12, 2008
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	November 12, 2008
Tracie Hadama	Chief Financial Officer

/s/ Tracie Hadama	Chief Accounting Officer	November 12, 2008
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

(Mark One)

[X]	Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Fiscal Year Ended December 31, 2008

[ ]	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Transition Period from __________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Name of small business issuer in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

2415 W. Weatherby Way Chandler, Arizona	85248
(Address of principal executive offices)	(Zip code)

Issuer’s telephone number: (702) 430-9166

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None	None

Securities Registered Pursuant to Section 12(g) of the Act:

None
(Title of class)

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes [   ]   No [X]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes [X]   No [   ]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X]   No [   ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  [   ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the most recent price at which the common equity was sold:  $22,026 as of March 16, 2009.

The number of shares outstanding of each of the issuer's classes of common equity, as of March 16, 2009 was 3,440,500.

DOCUMENTS INCORPORATED BY REFERENCE

If the following documents are incorporated by reference, briefly describe them and identify the part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) any annual report to security holders; (2) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or (c) of the Securities Act of 1933 ("Securities Act").  The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1990).

None.

Transitional Small Business Disclosure Format (Check one): Yes [   ] No [X]

FORWARD LOOKING STATEMENTS

This Annual Report contains forward-looking statements about our business, financial condition and prospects that reflect our management’s assumptions and beliefs based on information currently available.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand its customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.

There may be other risks and circumstances that management may be unable to predict.  When used in this Report, words such as,   "believes,"    "expects," "intends,"    "plans,"    "anticipates,"    "estimates"  and similar expressions are intended to identify and qualify forward-looking statements, although there may be certain forward-looking statements not accompanied by such expressions.

PART I

DESCRIPTION OF BUSINESS

Business Development and Summary

We were incorporated in the State of Nevada on September 17, 2004.  Our business objective is to sell educational books, supplies and aides to teachers and schools.  We have initiated our development and start-up activities, for which we have incurred an accumulated deficit in the amount of $23,605 and have not generated any revenues.  Our operations, to date, have been devoted to the following:

1.	Formation of the Company;

2.	Obtaining seed capital through sales of our common stock;

3.	Purchased saleable inventory; and

4.	Undertook our initial sales and marketing efforts.

Our administrative office is located at 2415 W. Weatherby Way, Chandler, Arizona 85248.

Our fiscal year end is December 31.

Business of Issuer

Our products

Teacher’s Pet, Inc. is in the business of selling educational materials, such as curriculum-based books, workbooks and other support materials, as well as educational computer software programs.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

It is our desire to provide teachers with the tools to create an effective classroom environment.  We understand that a teacher's time is his or her most precious commodity.  Even the simplest classroom management tasks can be time-consuming.  Every minute spent on block-printing desktop name tags, composing welcome letters, writing behavior reports, devising and constructing activities, drawing diagrams, or creating any of the other forms, letters and work sheets teachers use every day is a minute lost to content-based planning and preparation.  This lost time equates to less focused instruction for children and potentially lower academic achievement.

Our business is concentrated in the educational products industry, which consists of educational school supplies and equipment for school and classroom use.  We intend to offer a broad assortment of third-party developed products from publishers and manufacturers.  These products will allow us to reach teachers and other education professionals looking for a diverse range of products to fulfill the educational needs of the children in their classroom and include, but are not limited to, the following:

1.	Chapter books,

2.	Educational videos,

3.	Curriculum outlines,

4.	Lesson planning guides and

5.	Classroom management tools.

We do not manufacture, publish or otherwise produce any item.  Instead, we purchase these items from outside sources.  We have identified and begun to contact potential suppliers and manufacturers, including Carson Dellosa Publishing, Incentive Publications and Teacher Created Materials.  Tracie Hadama, our sole officer and director, undertakes all merchandising activities.

Distribution Methods of Our Products

Our sales efforts are currently focused on establishing direct contact with educators and school administrators in the Las Vegas, Nevada and Phoenix, Arizona metropolitan areas.  Lists of schools are readily available either on the Internet or in telephone books, which used to compile a database of potential marketing opportunities.  Our direct sales methods encompass telephone contact and face-to-face visits by our sole officer and director.

Since our inception, we have not sold any of the products in our inventory.  When we are required to fulfill customer orders, we will use general parcel services such as United Parcel Service, DHL and Federal Express.

Industry Background and Competition

The demand for educational products is fundamentally driven by the size of the preschool and elementary school-age population and levels of student enrollment.  According to the U.S. Department of Education, the preprimary school-age population (consisting of children ages three to five) is expected to be approximately 11.6 million by 2007 and the elementary school-age population (consisting of children ages five to thirteen) is expected to be approximately 35.2 million that same year.  We believe that, given the size of the preschool and elementary school-age populations and levels of student enrollment, the educational products industry will continue to experience significant demand in coming years.

The educational products industry is also dependent on the number of schools and teachers educating the preschool and elementary school-age populations.  According to the U.S. Department of Education, in 2000, there were approximately 16,000 school districts, 92,000 elementary schools and 3.3 million elementary school teachers in the United States.  Because the population of children is expected to remain high, we believe that these figures will not significantly decrease in the near future, and may increase as education professionals, school administrators and parents demand that classroom size be decreased in order for children to learn more effectively.

Academic research continues to highlight the importance of learning in the early age groups, i.e. ages one through seven, and the media is increasingly focusing on the importance of parental involvement during this critical stage of growth and brain development.  We believe that parents are taking on an increasingly significant role in setting educational standards for their children's development.  In their efforts to help their children learn, improve their children's standardized test scores and make learning fun, parents are increasingly selecting and purchasing a wide variety of educational products for their children to use at home.  With thousands of educational products to choose from and few reliable sources of information, parents are faced with the challenge of finding quality educational products and selecting the right products for their children.

The market for educational supplies is very competitive, highly fragmented and is characterized by pricing pressures, brand awareness and recognition, as well as convenience, reliability and accessibility.  Most of our competition exists on a local or regional basis, or are dedicated exclusively to operating via the Internet.  We compete with many online and physical retailers, which can be divided into several groups:

1.	Traditional store-based teacher’s supply stores,

2.	On-line only retailers,

3.	On-line efforts of traditional store-based retailers and

4.	Catalog retailers of educational materials.

We are a development stage company without a base of operations and lacking an ability to generate sales.  As such, our competitive position is unfavorable in the general marketplace.  Unless we begin to generate revenues, we will not be able to maintain our operations.  Significantly all of our current and potential traditional competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than we do.  Our competitors may be able to secure products from vendors on more favorable terms, fulfill customer orders more efficiently and adopt more aggressive pricing or inventory availability policies than we can.  Many of these current and potential competitors can devote substantially more resources to advertising and marketing campaigns than we will be able to.

Number of total employees and number of full time employees

We are currently in the development stage.  During the development stage, we plan to rely exclusively on the services of our sole officer and director.  There are no other full- or part-time employees.

Reports to Security Holders

1.	We will furnish shareholders with annual financial reports certified by our independent registered public accountants.
2.
We are a reporting issuer with the Securities and Exchange Commission.  We file periodic reports, which are required in accordance with Section 15(d) of the Securities Act of 1933, with the Securities and Exchange Commission to maintain the fully reporting status.

3.
The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20002.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our SEC filings will be available on the SEC Internet site, located at http://www.sec.gov.

RISK FACTORS

Our sole officer and director may be unable to develop our business and manage our public reporting requirements.

Our operations depend on the efforts of Tracie Hadama, our sole officer and director.  Mrs. Hadama has no experience related to public company management, nor as a principal accounting officer.  Because of this, we may be unable to develop and manage our business and public reporting requirements.  We cannot guarantee you that we will overcome any such obstacle.

Investors may lose their entire investment if we fail to implement our business plan.

We have a limited operational history on which you can evaluate our business and prospects.  Our prospects must be considered in light of the risks, uncertainties, expenses and difficulties frequently encountered by companies in their early stages of development.  These risks include, without limitation, competition, the absence of ongoing revenue streams, inexperienced management and lack of brand recognition.  Teacher’s Pet cannot guarantee that we will be successful in accomplishing our objectives.  To date, we have not generated any revenues from sales and expect to incur losses in the foreseeable future.  If we fail to implement and create a base of operations for our proposed business of selling teacher’s supplies, we may be forced to cease operations, in which case investors may lose their entire investment.

If we are unable to continue as a going concern, investors may face a complete loss of their investment.

We have no revenue generating ability and no significant base of operations.  Taking these facts into account, our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern in the independent registered public accounting firm’s report to the financial statements included in the registration statement, of which this prospectus is a part.  If our business fails, investors may face a complete loss of their investment.

Teacher’s Pet may not be able to attain profitability without additional funding, which may be unavailable.

We have limited capital resources.  To date, we have not generated cash from our operations.  Unless we begin to generate sufficient revenues from sales of our teacher’s supplies to finance operations as a going concern, we may experience liquidity and solvency problems.  Such liquidity and solvency problems may force us to go out of business if additional financing is not available.  We have no intention of liquidating.  In the event our cash resources are insufficient to continue operations, we intend to raise addition capital through offerings and sales of equity or debt securities.  In the event we are unable to raise sufficient funds, we will be forced to go out of business and will be forced to liquidate.  A possibility of such outcome presents a risk of complete loss of investment in our common stock.

Because of competitive pressures from competitors with more resources, Teacher’s Pet may fail to implement its business model profitably.

The market for customers is intensely competitive and such competition is expected to continue to increase.  We compete with many online and physical retailers that either specialize in selling teacher-specific materials or carry teaching supplies as a complementary offering to a larger variety of merchandise.  Brick and mortar stores range in size from independently owned and operated stores catering to a limited geographic area to larger merchandisers serving multiple states, such as Learning Is Fun and Lakeshore Learning.  Online retailers are numerous and typically include the large physical merchandisers, countless sites that target teachers and home-school families and website that sell a large amalgam of products, such as Amazon.com.

Generally, our actual and potential competitors have longer operating histories, greater financial and marketing resources, greater name recognition and an entrenched client base.  Therefore, many of these competitors may be able to devote greater resources to attracting customers and preferred vendor pricing.  There can be no assurance that our current or potential competitors will not stock comparable or superior products to those to we expect to offer.  Increased competition could result in lower than expected operating margins or loss of market share, any of which would materially and adversely affect our business, results of operation and financial condition.

We may be unable to generate sales without sales, marketing or distribution capabilities.

We have no sales, marketing or distribution capabilities.  We cannot guarantee that we will be able to develop a sales and marketing plan or to develop an effective chain of distribution.  In the event we are unable to successfully implement these objectives, we may be unable to generate sales and operate as a going concern.

We may not be able to generate sales if certain schools or school administrators do not allow us to market directly to their teachers.

Our business objective is to sell educational books, aids and supplies directly to teachers and schools.  However, particular schools, school districts or administrators may prevent us from marketing our proposed products directly to their population of educators.  If we are unable to enter schools, we may not be able to generate awareness of our brand or proposed product offerings and may therefore be unable to generate sales.  Additionally, if we cannot market directly through schools and school districts, we may be forced to allocate additional funds to marketing and advertising activities, which could harm our profitability and deplete our capital resources.

We may be unable to obtain sufficient quantities of quality merchandise on acceptable commercial terms because we do not have long-term distribution and manufacturing agreements.

We do not own or operate any manufacturing facilities.  We rely primarily on product manufacturers and third-party distributors to supply the products we plan to offer.  Our business would be seriously harmed if we were unable to develop and maintain relationships with suppliers and distributors that allow us to obtain sufficient quantities of quality merchandise on acceptable terms.  We do not have long-term or exclusive arrangements with any vendor or distributor that guarantee the availability of products to us.  Additionally, we may be unable to establish alternative sources of supply for our products to ensure delivery of merchandise in a timely and efficient manner or on terms acceptable to us.  If we do not receive shipments in a timely manner, we may miss delivery deadlines, and our customers may subsequently cancel orders, refuse to accept deliveries or demand discounts.  If we cannot obtain and stock our products at acceptable prices and on a timely basis, we may lose sales and our potential customers may take their purchases elsewhere.

Our revenue and gross margin could suffer if we fail to manage our inventory properly.

Our business depends on our ability to anticipate our needs for products and suppliers’ ability to deliver sufficient quantities of products at reasonable prices on a timely basis.  Given that we are in the development stage, we may be unable to accurately anticipate demand and manage inventory levels that could seriously harm us.  If predicted demand is substantially greater than consumer purchases, there will be excess inventory.  In order to secure inventory, we make advance payments to suppliers, or we may enter into non-cancelable commitments with vendors.  If we fail to anticipate customer demand properly, a temporary oversupply could result in excess or obsolete inventory, which could adversely affect our gross margin.

If we experience problems in distribution and fulfillment, we could lose customers.

We will rely on third-party service and product fulfillment providers, such as Federal Express and United Parcel Service for shipments of our products from vendors to our facility and from our facility to consumers.  We are therefore subject to risks, including employee strikes and inclement weather, associated with such shipment carriers' ability to provide delivery services to meet our shipping needs.  In addition, if our primary shipment carriers fail to devote a sufficient number of employees or amount of space to us, our ability to deliver products in a timely manner could also be impaired.  Our shipment carriers may also depend upon temporary employees to fulfill our needs during peak periods, and sufficient temporary employees may not be available to ensure timely deliveries.  Failure or delays at any stage in the transport of our proposed products could result in cancelled sales or a loss of potential repeat purchases.

Failure by us to respond to changes in consumer preferences could result in lack of sales revenues and may force us out of business.

Any change in the preferences of our potential customers or preferred curricula that we fail to anticipate and adapt to could reduce the demand for the teacher’s supplies we intend to sell.  Decisions about our focus and the specific products we plan to offer are often made in advance of entering the marketplace.  Failure to anticipate and respond to changes in consumer preferences and demands, as well as the curriculums of various school districts, could lead to, among other things, customer dissatisfaction, failure to attract demand for our proposed products and lower profit margins.

Teacher’s Pet may lose its top management without employment agreements.

Our operations depend substantially on the skills and experience of Tracie Hadama, our sole officer and director.  We have no other full- or part-time employees besides this individual.  Furthermore, we do not maintain key man life insurance on this individual.  Without an employment contract, we may lose Mrs. Hadama to other pursuits without a sufficient warning and, consequently, go out of business.

In the future, Mrs. Hadama may become involved in other business opportunities.  We have not formulated a policy for the resolution of such conflicts.  If we lose Mrs. Hadama to other pursuits without a sufficient warning we may, consequently, go out of business.

Because our common stock is deemed a low-priced “Penny” stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

1.	Deliver to the customer, and obtain a written receipt for, a disclosure document;

2.	Disclose certain price information about the stock;

3.	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

4.	Send monthly statements to customers with market and price information about the penny stock; and

5.	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

FINRA sales practice requirements may also limit a stockholder's ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (FINRA) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability! to buy and sell our stock and have an adverse effect on the market for our shares.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

We have one individual performing the functions of all officers and directors. This individual caused the development of our internal control procedures and is responsible for monitoring and ensuring compliance with those procedures. As a result, our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

UNRESOLVED STAFF COMMENTS

None.

PROPERTIES

We use office space at 2415 W. Weatherby Way, Chandler, Arizona.  Mrs. Hadama, our sole director and officer and a shareholder, is providing the office space at no charge to us.  We believe that this arrangement is suitable given that our current operations are primarily administrative.  We also believe that we will not need to lease additional administrative offices for at least the next 12 months.  There are currently no proposed programs for the renovation, improvement or development of the facilities we currently use.

Our management does not currently have policies regarding the acquisition or sale of real estate assets primarily for possible capital gain or primarily for income.  We do not presently hold any investments or interests in real estate, investments in real estate mortgages or securities of or interests in persons primarily engaged in real estate activities.

LEGAL PROCEEDINGS

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been convicted in a criminal proceeding, exclusive of traffic violations.

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been permanently or temporarily enjoined, barred, suspended, or otherwise limited from involvement in any type of business, securities or banking activities.

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been convicted of violating a federal or state securities or commodities law.

Teacher’s Pet, Inc. is not a party to any pending legal proceedings.

No director, officer, significant employee or consultant of Teacher’s Pet, Inc. has had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

PART II

MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS MARKET INFORMATION FOR COMMON STOCK

Market information

There is no established public trading market for our securities and a regular trading market may not develop, or if developed, may not be sustained.  A shareholder, in all likelihood, therefore, will not be able to resell his or her securities should he or she desire to do so when eligible for public resale.  Furthermore, it is unlikely that a lending institution will accept our securities as pledged collateral for loans unless a regular trading market develops.  We have no plans, proposals, arrangements or understandings with any person with regard to the development of a trading market in any of our securities.

Holders

As of the date of this annual report, Teacher’s Pet, Inc. has 3,440,500 shares of $0.001 par value common stock issued and outstanding held by 33 shareholders of record.  Our Transfer Agent is Pacific Stock Transfer, 500 E. Warm Springs Road, Suite 240 Las Vegas, Nevada  89123, phone (702) 361-3033.

Dividends

Teacher’s Pet, Inc. has never declared or paid any cash dividends on its common stock.  For the foreseeable future, TPET intends to retain any earnings to finance the development and expansion of its business, and it does not anticipate paying any cash dividends on its common stock.  Any future determination to pay dividends will be at the discretion of the Board of Directors and will be dependent upon then existing conditions, including our financial condition and results of operations, capital requirements, contractual restrictions, business prospects and other factors that the board of directors considers relevant.

Recent Sales of Unregistered Securities

On September 17, 2004, we issued 1,400,000 shares of our common stock to Tracie Hadama, our founding shareholder and sole officer and director, for cash in the amount of $1,400.  Subsequently, on October 17, 2004, we issued an additional 1,600,000 shares of our common stock to Mrs. Hadama for cash in the amount of $3,400.  These sales of stock did not involve any public offerings, general advertising or solicitation.  At the time of the issuance, Mrs. Hadama had fair access to and was in possession of all available material information about our company, as she is the sole officer and director of Teacher’s Pet, Inc.  The shares bear a restrictive transfer legend.  On the basis of these facts, we claim that the issuance of stock to our founding shareholder qualifies for the exemption from registration contained in Section 4(2) of the Securities Act of 1933.

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

MANAGEMENT’S DISCUSSION AND PLAN OF OPERATIONS

Forward-Looking Statements

The statements contained in all parts of this document that are not historical facts are, or may be deemed to be, "forward-looking statements" within the meaning of  Section 27A of  the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements include, but are not limited to, those relating to the following: the Company's ability to secure necessary financing; plans for opening one or more restaurant units (including the scope, timing, impact and effects thereof); expected growth; future operating expenses; future margins; fluctuations in interest rates; ability to continue to grow and  implement growth, and regarding future growth, cash needs, operations, business plans and financial results and any other statements that are not historical facts.

When used in this document, the words "anticipate," "estimate," "expect," "may," "plans," "project," and similar expressions are intended to be among the statements that identify forward-looking statements.  Our results may differ significantly from the results discussed in the forward-looking statements.  Such statements involve risks and uncertainties, including, but not limited to, those relating to costs, delays and difficulties related to the Company’s dependence on its ability to attract and retain skilled managers and other personnel; the intense competition within the restaurant industry; the uncertainty of the Company's ability to manage and continue its growth and implement its business strategy; its vulnerability to general economic conditions; accuracy of accounting and other estimates; the Company's future financial and operating results, cash needs and demand for services; and the Company's ability to maintain and comply with permits and licenses; as well as other risk factors described in this Annual Report. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those projected.

Management’s Discussion and Analysis

Since our inception on September 17, 2004 to December 31, 2008, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  In our efforts to establish a base of operations, we spent a total of $7,836 during the year ended December 31, 2008, consisting of $1,116 in depreciation expense related to our computer equipment, as well as $6,720 in general and administrative expenses consisting of office-related expenses and professional fees.  Our total expenses in the year ended December 31, 2007 were $8,997, of which $912 is attributable to depreciation expense and $8,085 to general and administrative expenses.  Our management expects total expenses to be variable year-over-year and does not believe comparisons can be relied upon to predict the level of future ongoing operating expenses.

Aggregate operating expenses from our inception through December 31, 2008 were $23,088, of which $3,075 is attributable to depreciation expense and $20,012 in general and administrative expenses related to the execution of our business plan.  No development related expenses have been or will be paid to our affiliates.  We expect to continue to incur general and administrative expenses for the foreseeable future, although we cannot estimate the extent of these costs.

For the year ended December 31, 2008, we reviewed our physical inventory.  Based on management’s estimates, we impaired various items in inventory due to current economic conditions, anticipated customer demand and an overall evaluation of the market for such similar products.  As of December 31, 2008, we recorded a provision for inventory losses of $513 to write down inventory to its net realizable value.  This was based on our management’s best estimates of product sales prices and customer demand patterns, and our plans to transition our products.  We did not record any impairment to inventory during the year ended December 31, 2007.

As a result of our lack of revenues and incurring ongoing expenses related to the implementation of our business, we have experienced net losses in all periods since our inception on September 17, 2004.  During the year ended December 31, 2008, our net loss totaled $8,349, compared to a net loss of $9,001 in the prior year ended December 31, 2007.  Since our inception, we have accumulated net losses in the amount of $23,605.  We have not been profitable since our formation.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.  We have no recurring or guaranteed source of revenues and cannot predict when, if ever, we will become profitable.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

In order for us to achieve profitability and support our planned ongoing operations, we believe that we must generate a minimum of approximately $10,000 - $15,000 in sales per year.  However, we cannot guarantee that we will generate any sales, let alone achieve that target.  We believe that to generate the minimum required amount of revenues to continue as a going concern, we must further our efforts to establish our brand name.  However, as we have minimal existing inventory, in the amount of $997, and inadequate capital to purchase additional inventory for sale, we do not expect to generate sufficient revenues to meet our expenses over the next 12 months, we believe we will need to raise additional capital by issuing capital stock or debt instruments in exchange for cash in order to continue as a going concern.  We cannot assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  In the event we are unable to obtain further funding, we will be unable to conduct further operations and, consequently, go out of business.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.

Our management expects that we will experience net cash out-flows for the fiscal year 2009, given developmental nature of our business.  We believe that our cash on hand as of December 31, 2008, in the amount of $694, is insufficient to maintain our current level of operations for the next approximately 12 months.  If we do not generate sufficient revenues and cash flows to support our operations over the next 12 months, or if our costs of operations increase unexpectedly, we may need to raise capital by conducting additional issuances of our equity or debt securities for cash.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  As such, our principal accountants have expressed substantial doubt about our ability to continue as a going concern because we have limited operations and have not fully commenced planned principal operations.  If our business fails, our investors may face a complete loss of their investment.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary.  We do not expect to hire any additional employees over the next 12 months.

There are no known trends, events or uncertainties that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
                  PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Teachers Pet, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Teachers Pet, Inc. (A Development Stage Company) as of December 31, 2008 and 2007, and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2008, 2007 and since inception on September 17, 2004 through December 31, 2008. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teachers Pet, Inc. (A Development Stage Company) as of December 31, 2008 and 2007, and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2008, 2007 and since inception on September 17, 2004 through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has an accumulated deficit of $23,605 as of December 31, 2008, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
February 27, 2009

6490 West Desert Inn Rd, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

Teacher’s Pet, Inc.
(a Development Stage Company)
Balance Sheets

	December 31,	December 31,
	2008	2007
Assets

Current assets:
Cash	$694	$9,936
Inventory	997	1,516
Total current assets	1,691	11,452

Computer equipment, net of accumulated depreciation of $3,076
And $1,960 as of 12/31/08 and 12/31/07, respectively	1,730	2,846

	$3,421	$14,298

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$-	$2,528
Total current liabilities	-	2,528

Stockholders’ equity:
Common stock, $0.001 par value, 75,000,000 shares
authorized, 3,440,500 shares issued and outstanding
As of 12/31/08 and 12/31/07	3,441	3,441
Additional paid-in capital	23,585	23,585
(Deficit) accumulated during development stage	(23,605)	(15,256)
	3,421	11,770

	$3,421	$14,298

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Operations

	For the years ended		September 17, 2004
	December 31,		(Inception) to
	2008	2007	December 31, 2008

Revenue	$-	$-	$-

Expenses:
Depreciation expense	1,116	912	3,076
General and administrative expenses	6,720	8,085	20,012
Total expenses	7,836	8,997	23,088

(Loss) before provision for income taxes	(7,836)	(8,997)	(23,088)

Other expenses:
Interest expense	-	(4)	(4)
Impairment of inventory	(513)	-	(513)
Total other expenses	(513)	(4)	(517)

Provision for income taxes	-	-	-

Net (loss)	$(8,349)	$(9,001)	$(23,605)

Weighted average number of
common shares outstanding - basic and fully diluted	3,440,500	3,440,500

Net (loss) per share-basic and fully diluted	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statement of Stockholders’ Equity

					(Deficit)
					Accumulated
			Additional		During	Total
	Common Stock		Paid-in	Subscriptions	Development	Stockholders’
	Shares	Amount	Capital	Receivable	Stage	Equity

September 2004
Founder shares
issued for cash	1,400,000	$1,400	$-	$-	$-	$1,400

September 2004
Donated capital	-	-	200	-	-	200

October 2004
Founders shares
issued for cash	1,600,000	1,600	1,800	-	-	3,400

Net (loss)
For the period September 17, 2004
(inception) to December 31, 2004	-	-	-	-	(637)	(637)

Balance, December 31, 2004	3,000,000	3,000	2,000	-	(637)	4,363

December 2005
Private placement	160,500	161	7,865	-	-	8,026

December 2005
Subscriptions receivable	160,000	-	-	8,000	-	8,000

Net (loss)
For the year ended
December 31, 2005	-	-	-	-	(669)	(669)

Balance, December 31, 2005	3,320,500	3,161	9,865	8,000	(1,306)	19,720

January 2006
Cash paid for subscriptions
receivable	-	160	7,840	(8,000)	-	-

May 2006
Private placement	120,000	120	5,880	-	-	6,000

Net (loss)
For the year ended
December 31, 2006	-	-	-	-	(4,949)	(4,949)

Balance, December 31, 2006	3,440,500	3,441	23,585	-	(6,255)	20,771

Net (loss)
For the year ended
December 31, 2007	-	-	-	-	(9,001)	(9,001)

Balance, December 31, 2007	3,440,500	$3,441	$23,585	$-	$(15,256)	$11,770

Net (loss)
For the year ended
December 31, 2008	-	-	-	-	(8,349)	(8,349)

Balance, December 31, 2008	3,440,500	$3,441	$23,585	$-	$(23,605)	$3,421
The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows

	For the years ended		September 17, 2004
	December 31,		(Inception) to
	2008	2007	December 31, 2008

Cash flows from operating activities
Net (loss)	$(8,349)	$(9,001)	$(23,605)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Subscriptions receivable	-	-	-
Depreciation	1,116	912	3,076
Changes in operating assets and liabilities:
(Increase) decrease in inventory	513	(1,516)	(997)
Increase (decrease) in accounts payable	(2,522)	2,333	-
Net cash (used) by operating activities	(9,242)	(7,272)	(21,526)

Cash flows from investing activities
Purchase of fixed assets	-	(3,347)	(4,806)
Net cash (used) by investing activities	-	(3,347)	(4,806)

Cash flows from financing activities
Donated capital	-	-	200
Issuances of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	-	-	27,026

Net increase in cash	(9,242)	(10,619)	694
Cash – beginning	9,936	20,555	-
Cash – ending	$694	$9,936	$694

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

Non-cash transactions:
Subscriptions receivable	$-	$-	$-
Number of shares issued for services	-	-	-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes

Note 1 – History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had no operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 2 – Accounting policies and procedures

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits.  For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.  There were no cash equivalents as of December 31, 2008 and 2007.

Concentrations of Risks: Cash Balances
The Company maintains its cash in institutions insured by the Federal Deposit Insurance Corporation (FDIC).  This government corporation insured balances up to $100,000 through October 13, 2008.  As of October 14, 2008 all non-interest bearing transaction deposit accounts at an FDIC-insured institution, including all personal and business checking deposit accounts that do not earn interest, are fully insured for the entire amount in the deposit account.  This unlimited insurance coverage is temporary and will remain in effect for participating institutions until December 31, 2009.

All other deposit accounts at FDIC-insured institutions are insured up to at least $250,000 per depositor until December 31, 2009.  On January 1, 2010, FDIC deposit insurance for all deposit accounts, except for certain retirement accounts, will return to at least $100,000 per depositor.  Insurance coverage for certain retirement accounts, which include all IRA deposit accounts, will remain at $250,000 per depositor.

Equipment
Property and equipment are recorded at historical cost.  Minor additions and renewals are expensed in the year incurred.  Major additions and renewals are capitalized and depreciated over their estimated useful lives.  When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.  The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate.  The estimated useful lives for significant property and equipment categories are as follows:

Computer Equipment	3 years

Revenue recognition
The Company’s financial statements are prepared under the accrual method of accounting.  The Company recognizes revenue primarily from the sale of teaching materials and supplies.  The Company recognizes revenue from product sales when the products are sold, shipped and title passes to the purchaser.  Revenues are recognized in the period the products are sold and costs are recorded in the period incurred, rather than paid.  Based on historical data, the Company does not anticipate returns and therefore does not provide an allowance for returns or refunds.

Advertising costs
The Company expenses all costs of advertising as incurred.  There were no advertising costs included in selling, general and administrative expenses for the years ended December 31, 2008 and 2007.

Impairment of long-lived assets
Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired.  No such impairments have been identified by management at December 31, 2008 and 2007.

Cost of Goods Sold
Cost of goods sold consists of the purchase price of products sold, inbound and outbound shipping charges, packaging supplies and costs associated with revenues and marketplace business.  The purchase price of the products, outbound shipping charges and the cost of tangible supplies used to package products for shipment to customers totaled $0 during the years ended December 31, 2008 and 2007.

Loss per share
Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) “Earnings Per Share”.  Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period.  The Company had no dilutive common stock equivalents, such as stock options or warrants as of December 31, 2008 and 2007.

Inventory
Inventories consist of merchandise held for sale in the ordinary course of business, including cost of freight and other miscellaneous acquisition costs, and are stated at the lower of cost, or market determined on the first-in-first-out basis.  The Company records a write-down for inventories which have become obsolete or are in excess of anticipated demand or net realizable value.  The Company performs a detailed review of inventory each period that considers multiple factors including demand forecasts, market conditions, product life cycle status, product development plans and current sales levels. If future demand or market conditions for the Company’s products are less favorable than forecasted or if unforeseen changes negatively impact the utility of the Company’s inventory, it may be required to record additional write-downs which would negatively impact gross margins in the period when the write-downs are recorded. If actual market conditions are more favorable, the Company may have higher gross margins when products incorporating inventory that was previously written down are sold.

In 2008, management conducted a thorough review of the inventory in all of its product lines.  As a result, a provision for inventory losses of $513 was charged against operations in 2008 to write down inventory to its net realizable value.  This was based on the Company’s best estimates of product sales prices and customer demand patterns, and its plans to transition its products.  It is at least reasonably possible that the estimates used by the Company to determine its provision for inventory losses will materially different from the actual amounts or results.  These differences could result in materially higher than expected inventory provisions, which could have a materially adverse effect on the Company’s results of operations and financial condition in the near term.

Reporting on the costs of start-up activities
Statement of Position 98-5 (SOP 98-5), “Reporting on the Costs of Start-Up Activities,” which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred.  SOP 98-5 is effective for fiscal years beginning after December 15, 1998.  With the adoption of SOP 98-5, there has been little or no effect on the Company’s financial statements.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2008 and 2007.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values.  Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Income Taxes
The Company follows Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes” (“SFAS No. 109”) for recording the provision for income taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.  If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.  Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate.  Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

General and administrative expenses
The significant components of general and administrative expenses consists of meals and entertainment expenses, legal and professional fees, outside services, office supplies, postage, and travel expenses.

Segment reporting
The Company follows Statement of Financial Accounting Standards No. 130, “Disclosures About Segments of an Enterprise and Related Information”. The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends
The Company has not yet adopted any policy regarding payment of dividends.  No dividends have been paid or declared since inception.

Recent pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 clarified the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes.  It prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.  FIN 48 is effective for fiscal years beginning after December 15, 2006.  The adoption of FIN 48 did not have a material impact on our balance sheet or statement of operations.

In September 2006, the Securities and Exchange Commission staff (“SEC”) issued SAB 108.  SAB 108 was issued to provide consistency to how companies quantify financial statement misstatements.  SAB 108 establishes an approach that requires companies to quantify misstatements in financial statements based on effects of the misstatement on both the consolidated balance sheet and statement of operations and the related financial statement disclosures.  Additionally, companies must evaluate the cumulative effect of errors existing in prior years that previously had been considered immaterial.  We adopted SAB 108 in connection with the preparation of our annual financial statements for the years ended December 31, 2008 and 2007 and found no adjustments necessary.

Recent Pronouncements
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS No. 157”).  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.  SFAS No. 157 does not require any new fair value measurements, rather, its application will be made pursuant to other accounting pronouncements that require or permit fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 1007, and interim periods within those years.  The provisions of SFAS No. 157 are to be applied proactively upon adoption, except for limited specified exemptions.  We are evaluating the requirements of SFAS No. 157 and do not expect the adoption to have a material impact on our balance sheet or statement of operations.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities—Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company has adopted SFAS No. 159 beginning March 1, 2008 and is evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations’.  This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”.  SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities,  (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, “Earnings per Share.” FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our consolidated financial position   and results of operations if adopted.

Year end
The Company has adopted December 31 as its fiscal year end.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has an accumulated deficit of $23,605 for the period from September 17, 2004 (inception) to December 31, 2008, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

These financial statements do not include any adjustments that might arise from this uncertainty.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

In the event additional capital is required, the President of the Company has agreed to provide funds as a loan over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

Note 4 – Fixed assets

Fixed assets as of consisted of the following:

	December 31,
	2008	2007
Computer equipment	$4,806	$4,806

Accumulated depreciation	(3,076)	(1,960)
	$1,730	$2,846

During the years ended December 31, 2008 and 2007, the Company recorded depreciation expense of $1,116 and $912, respectively.

Note 5 – Income taxes

For the years ended December 31, 2008 and 2007, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded.  In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.  At December 31, 2008 and 2007, the Company had approximately $8,349 and $9,001, respectively, of federal and state net operating losses. The net operating loss carryforwards, if not utilized, will begin to expire in 2024.

The components of the Company’s deferred tax asset are as follows:

	December 31
	2008	2007
Deferred tax assets:
Net operating loss carryforwards	2,839	3,060
Valuation allowance	(2,839)	(3,060)
Total deferred tax assets	$-0-	$-0-

For financial reporting purposes, the Company has incurred a loss in each period since its inception. Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2008 and 2007.

Note 6 – Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  Of which, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

As of December 31, 2008, there have been no other issuances of common stock.

Note 7 – Warrants and options

As of December 31, 2008 and 2007, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 8 – Related party transactions

In September 2004, the Company issued 1,400,000 shares of its $0.001 par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

In October 2004, the Company issued 1,600,000 shares of its $0.001 par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

During the year ended December 31, 2006, a shareholder, officer and director of the Company paid for expenses of the Company totaling $400, which was considered due on demand without any interest.  The entire balance of $400 has been repaid in full as of December 31, 2006.

The Company does not lease or rent any property.  Office services are provided without charge by an officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information we are required to disclose in reports filed under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are not effective to ensure that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Our Board of Directors were advised by Moore & Associates, Chartered, the Company’s independent registered public accounting firm, that during their performance of audit procedures for 2008 Moore & Associates, Chartered identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 2 in the Company’s internal control over financial reporting.

This deficiency consisted primarily of inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews.  However, the size of the Company prevents us from being able to employ sufficient resources to enable us to have adequate segregation of duties within our internal control system.  Management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America and includes those policies and procedures that:

1.	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

2.
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

3.
Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.  Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process.  Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk.

As of December 31, 2008, management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") and SEC guidance on conducting such assessments.  Based on that evaluation, they concluded that, during the period covered by this report, such internal controls and procedures were not effective to detect the inappropriate application of US GAAP rules as more fully described below.  This was due to deficiencies that existed in the design or operation of our internal controls over financial reporting that adversely affected our internal controls and that may be considered to be material weaknesses.

The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were: (1) lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; (2) inadequate segregation of duties consistent with control objectives; and (3) ineffective controls over period end financial disclosure and reporting processes.  The aforementioned material weaknesses were identified by our Chief Executive Officer in connection with the review of our financial statements as of December 31, 2008.

Management believes that the material weaknesses set forth in items (2) and (3) above did not have an effect on our financial results.  However, management believes that the lack of a functioning audit committee and the lack of a majority of outside directors on our board of directors results in ineffective oversight in the establishment and monitoring of required internal controls and procedures, which could result in a material misstatement in our financial statements in future periods.

This annual report does not include an attestation report of the Corporation's registered public accounting firm regarding internal control over financial reporting.  Management's report was not subject to attestation by the Corporation's registered public accounting firm pursuant to temporary rules of the SEC that permit the Corporation to provide only the management's report in this annual report.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or reasonably likely to materially affect, our internal control over financial reporting.

OTHER INFORMATION

None.

PART III

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our directors are elected by the stockholders to a term of one (1) year and serve until their successors are elected and qualified.  The officers are appointed by the Board of Directors to a term of one (1) year and serves until his/her successor is duly elected and qualified, or until he/she is removed from office.  The Board of Directors has no nominating, auditing, or compensation committees.

The names and ages of our directors and executive officers and their positions are as follows:

Name	Position	Period of Service (1)

Tracie Hadama(2)	President, Treasurer, CEO and Director	September 2008 – 2009

Notes:

1.
All directors will hold office until the next annual meeting of the stockholders, which shall be held in September of 2009, and until successors have been elected and qualified.  Our officers were appointed by the Board of Directors and will hold office until they resigns or are removed from office.

2.
The officers and directors of Teacher’s Pet have obligations to entities other than the Company.  We expect each individual to spend approximately not less than 10 hours per week on our business affairs, or as needed.  At the date of this prospectus, we are not engaged in any transactions, either directly or indirectly, with any persons or organizations considered promoters.

Background of Directors, Executive Officers, Promoters and Control Persons

Tracie Hadama, President, Chief Executive Officer and Director:  Tracie Hadama has been an educator in the Clark County School District from 1999 through 2005.  She began her career as an educator at John C. Vanderburg Elementary School in Henderson, Nevada from 1999 to 2001.  Most recently, Mrs. Hadama was a third-grade teacher at Elise L. Wolff Elementary School, in Las Vegas, Nevada, from 2001 through 2005.  Concurrently, from 2002 to 2005, Mrs. Hadama has participated in the Clark County School District New Teacher Orientation Cadre, a mandatory program for all teachers new to the district.  The cadre seeks to provide new teachers with practical, real-world knowledge from peers that is rarely learned in a university classroom or from a textbook.  In addition, Mrs. Hadama has been involved in various school committees and has served as grade level chairperson.  Mrs. Hadama obtained her Bachelor’s Degree in Elementary Education from the University of Nevada, Las Vegas in 1999.  In 2004, she completed her Master’s Degree with an emphasis in Literacy from Lesley University.  Mrs. Hadama is currently devoting all her efforts to executing the business plan of Teacher’s Pet, Inc.

Family Relationships

None.

Involvement on Certain Material Legal Proceedings During the Last Five Years

No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

No bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

Audit Committee and Financial Expert

We do not have an Audit Committee. Our director performs some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. We do not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  As a company with securities registered under Section 15(d) of the Exchange Act, our executive officers and directors, and persons who beneficially own more than ten percent of our common stock are not required to file Section 16(a) reports.

Code of Ethics

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serves in all the above capacities.

Corporate Governance

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our sole Director performs some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company.

Director Nomination Procedures

Nominees for Directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates and does not intend to in the near future. In selecting a nominee for director, the Board or management considers the following criteria:

1.
Whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to our affairs;

2.
Whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
Whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to our current or future business, will add specific value as a Board member; and

4.	Whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board or management has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather, the Board or management will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a Director. During 2008, we received no recommendation for Directors from our stockholders.

We will consider for inclusion in our nominations of new Board of Directors nominees proposed by stockholders who have held at least 1% of our outstanding voting securities for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for our consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to our Secretary at the following address: 2415 W. Weatherby Way, Chandler, Arizona 85248.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the last completed fiscal year ended December 31, 2008, the cash compensation paid by the Company, as well as certain other compensation paid with respect to those years and months, to the Chief Executive Officer and, to the extent applicable, each of the three other most highly compensated executive officers of the Company in all capacities in which they served:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Tracie Hadama	2008	0	0	0	0	0	0	0	0
President	2007	0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0

Directors' Compensation

Our director is not entitled to receive compensation for services rendered to us, or for each meeting attended except for reimbursement of out-of-pocket expenses.  We have no formal or informal arrangements or agreements to compensate our director for services she provides as a director of our company.

Employment Contracts and Officers' Compensation

Since our incorporation, we have not paid any compensation to our officers, directors and employees.  We do not have employment agreements.  Any future compensation to be paid will be determined by our Board of Directors, and an employment agreement will be executed.  We do not currently have plans to pay any compensation until such time as we are cash flow positive.

Stock Option Plan And Other Long-term Incentive Plan

We currently do not have existing or proposed option/SAR grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of the date of this offering with respect to the beneficial ownership of our common stock by all persons known by us to be beneficial owners of more than 5% of any such outstanding classes, and by each director and executive officer, and by all officers and directors as a group.  Unless otherwise specified, the named beneficial owner has, to our knowledge, either sole or majority voting and investment power.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares (1)	Amount of Beneficial Ownership (2)	Percent of Class

Common	Tracie Hadama, President, CEO and Director	3,000,000	87.20%

	All Directors and Officers as a group (1 person)	3,000,000	87.20%

Notes:

1.	The address for Tracie Hadama is c/o Teacher’s Pet, Inc., 2415 W. Weatherby Way, Chandler, AZ 85248.

2.
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

3.	The aggregate amount of shares issued and outstanding is 3,440,500.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On September 17, 2004, we issued 1,400,000 shares of $0.001 par value common stock to Tracie Hadama, our sole officer and director, in exchange for cash in the amount of $1,400.

On September 30, 2004, Mrs. Hadama paid for expenses on our behalf in the amount of $200, related specifically to the filing of our annual list of officers and directors in the State of Nevada.

On October 17, 2004, we issued an additional 1,600,000 shares of our $0.001 par value common stock to Mrs. Hadama, in exchange for cash in the amount of $3,400.

Additionally, we use office space and services provided without charge by Mrs. Hadama.

Director Independence

None.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth fees billed to us by our independent auditors for the years ended 2008 and 2007 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

SERVICES	2008	2007

Audit fees	$6,500	$5,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

Total fees	$6,500	$5,000

EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws
a. Articles of Incorporation (1)
b. Bylaws (1)

31	Rule 13a-14(a)/15d-14(a) Certification

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TEACHER’S PET, INC.
(Registrant)

By: /s/ Tracie Hadama, President & CEO

In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

Signature	Title	Date

/s/ Tracie Hadama	President, CEO and Director	March 16, 2009
Tracie Hadama

/s/ Tracie Hadama	Chief Financial Officer	March 16, 2009
Tracie Hadama

/s/ Tracie Hadama	Chief Accounting Officer	March 16, 2009
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: March 31, 2009

Or

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1052 Las Palmas Entrada Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

(702) 430-9166
(Registrant's telephone number, including area code)

2415 W. Weatherby Way
Chandler, AZ 85248
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	3,440,500 shares
(Class)	(Outstanding as at May 8, 2009)

PART I – FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-K previously filed with the Commission on March 16, 2009.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Balance Sheets
(audited)

	March 31,	December 31,
	2009	2008

Current assets:
Cash	$694	$694
Inventory	997	997
Total current assets	$1,691	$1,691

Fixed assets, net of accumulated depreciation of $3,355
and $3,076 as of 3/31/2009 and 12/31/2008, respectively	1,451	1,730

Total assets	$3,142	$3,421

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$3,250	$-
Total current liabilities	3,250	-

Stockholders’ equity
Common stock, $0.001 par value, 200,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441	3,441
Additional paid-in capital	23,584	23,584
(Deficit) accumulated during development stage	(27,133)	(23,604)
	(108)	3,421

Total liabilities and stockholders’ equity	$3,142	$3,421

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Operations
(unaudited)

	Three Months Ended		September 17, 2004
	March 31,		(Inception) to
	2009	2008	March 31, 2009

Revenue	$-	$-	$-

Expenses:
Depreciation expense	279	279	3,355
General and administrative expenses	3,250	3,095	23,261
Total expenses	3,529	3,374	26,616

Operating loss	(3,529)	(3,374)	(26,616)

Other expenses:
Interest expense	-	-	(4)
Impairment of inventory	-	-	(513)
Total other expenses	-	-	(517)

(Loss) before provision for income taxes	(3,529)	(3,374)	(27,133)

Provision for income taxes	-	-	-

Net (loss)	$(3,529)	$(3,374)	$(27,133)

Weighted average number of
common shares outstanding – basic and fully diluted	3,440,500	3,440,500

Net (loss) per share – basic and fully diluted	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows
(unaudited)

	Three Months Ended		September 17, 2004
	March 31,		(Inception) to
	2009	2008	March 31, 2009
Operating activities
Net (loss)	$(3,529)	$(3,374)	$(27,133)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	279	279	3,355
Changes in operating assets and liabilities:
(Increase) in inventory	-	-	(997)
Increase (decrease) in accounts payable	3,250	(2,522)	3,250
Net cash (used) by operating activities	-	(5,617)	(21,525)

Cash flows from investing activities
Purchase of fixed assets	-	-	(4,806)
Net cash (used) by investing activities	-	-	(4,806)

Cash flows from financing activities
Donated capital	-	-	200
Issuances of common stock	-	-	26,825
Common stock subscribed	-	-	-
Net cash provided by financing activities	-	-	27,025

Net increase(decrease) in cash	-	(5,617)	694
Cash – beginning	694	9,936	-
Cash – ending	$694	$4,319	$694

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Condensed Financial Statements
(Unaudited)

Note 1 – Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these consolidated interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2008 and notes thereto included in the Company's Form 10-K annual report.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 – History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred a net loss of ($27,133) for the period from September 17, 2004 (inception) to March 31, 2009, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

These financial statements do not include any adjustments that might arise from this uncertainty.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

In the event additional capital is required, the President of the Company has agreed to provide funds as a loan over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

Note 4 – Fixed assets

Fixed assets as of March 31, 2009, consisted of the following:

	March 31,
	2009	2008

Computer equipment	$4,806	$2,853
Accumulated depreciation	(3,355)	(2,239)
	$1,451	$2,567

During the three months ended March 31, 2009 and 2008, the Company recorded depreciation expense of $279 and $279, respectively.

Note 5 – Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

As of March 31, 2009, there have been no other issuances of common stock.

Note 6 – Warrants and options

As of March 31, 2009, there were no warrants or options outstanding to acquire any additional shares of common stock.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This Quarterly Report contains “forward-looking statements,” as defined within the Private Securities Litigation Reform Act of 1995, about Teacher’s Pet, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.  There may be other risks and circumstances that management may be unable to predict.

Management’s Discussion and Results of Operation

We are in the business of selling products to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Since our inception on September 17, 2004 to March 31, 2009, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  In our efforts to establish a base of operations, we spent a total of $3,529 during the three month period ended March 31, 2009, consisting of $279 in depreciation expense related to our computer equipment, as well as $3,250 in general and administrative expenses related to public reporting costs.  In comparison, during the three months ended March 31, 2008, our total operating expenses were $3,374, $279 of which is attributable to depreciation expense and $3,095 to general and administrative expenses.  We cannot predict the level and impact of future expenditures.

Aggregate operating expenses from our inception through March 31, 2009 were $26,616, of which $3,355 is attributable to depreciation expense and $23,261 in general and administrative expenses related to the execution of our business plan.  No development related expenses have been or will be paid to our affiliates.  We expect to continue to incur general and administrative expenses for the foreseeable future, although we cannot estimate the extent of these costs.

During the year ended December 31, 2008, we reviewed our physical inventory.  Based on management’s estimates, we impaired various items in inventory due to current economic conditions, anticipated customer demand and an overall evaluation of the market for such similar products.  Since our inception to March 31, 2009, we recorded a provision for inventory losses of $513 to write down inventory to its net realizable value.  This was based on our management’s best estimates of product sales prices and customer demand patterns, and our plans to transition our products.  We did not record any impairment to inventory during the three month periods ended March 31, 2009 and 2008.

Since our inception to March 31, 2009, we have incurred interest expense in the amount of $4, related specifically to credit card interest charges.  We did not incur any interest expense in the three month periods ended March 31, 2009 and 2008.

As a result of our lack of revenues and incurring ongoing expenses related to the implementation of our business, we have experienced net losses in all periods since our inception on September 17, 2004.  In the three month period ended March 31, 2009, our net loss totaled $3,529, compared to a net loss of $3,374 in the three month period ended March 31, 2008.  Since our inception, we have accumulated net losses in the amount of $27,133.  We have not been profitable from our inception in 2004 through present 2009.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.  We have no recurring or guaranteed source of revenues and cannot predict when, if ever, we will become profitable.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

In order for us to achieve profitability and support our planned ongoing operations, we believe that we must generate a minimum of approximately $10,000 - $15,000 in sales per year.  However, we cannot guarantee that we will generate any sales, let alone achieve that target.  We believe that to generate the minimum required amount of revenues to continue as a going concern, we must further our efforts to establish our brand name.  In our current state, we are unable to determine when, if ever, we will be able to realize any sales of our educational products.  Personal discussions between our sole officer and director and educators in the primary and secondary grade levels have indicated financial stress has caused many teachers to reduce their expenditures on teaching materials and, in some cases, the money spent on daily classroom supplies.  Given this non-scientific research data obtained through first-hand candid interviews, we believe our future business environment to be challenging, at best.  As a result, we cannot guarantee that we will generate any sales, let alone achieve our target of $10,000 - $15,000 in annual sales.  Additionally, as we have minimal existing inventory, in the amount of $997, and inadequate capital to purchase additional inventory for sale, we do not expect to generate sufficient revenues to meet our expenses over the next 12 months, we believe we will need to raise additional capital by issuing capital stock or debt instruments in exchange for cash in order to continue as a going concern.  We cannot assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  In the event we are unable to obtain further funding, we will be unable to conduct further operations and, consequently, go out of business.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.

Our management believes we are in a precarious financial position and may be unable to maintain our operations through the year ended December 31, 2009, assuming our revenues and expenses remain stable, of which there can be no guarantee.  Our management expects that we will continue to experience net cash out-flows for the fiscal year 2009, and for the foreseeable future, given developmental nature of our business.  We cannot predict the stability of current or projected overhead or that we will generate sufficient revenues to maintain our operations without the need for additional capital.  Our ability to fund our operating expenses is doubtful, and we cannot guarantee that we will be able to satisfy such.  Our management believes that we require immediate additional financing, through offerings of our equity and/or debt securities, or derivation thereof.  There are no formal or informal agreements to attain such financing.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.  As such, our principal accountants have expressed substantial doubt about our ability to continue as a going concern because we have limited operations and have not fully commenced planned principal operations.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary.  We do not expect to hire any additional employees over the next 12 months.

There are no known trends, events or uncertainties, other than those disclosed heretofore, that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Controls and Procedures

Management’s Report On Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America and includes those policies and procedures that:

1.	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

2.
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

3.
Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.  Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process.  Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk.

As of March 31, 2009, management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") and SEC guidance on conducting such assessments.  Based on that evaluation, they concluded that, during the period covered by this report, such internal controls and procedures were not effective to detect the inappropriate application of US GAAP rules as more fully described below.  This was due to deficiencies that existed in the design or operation of our internal controls over financial reporting that adversely affected our internal controls and that may be considered to be material weaknesses.

The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were:

1.
Lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures;

2.	Inadequate segregation of duties consistent with control objectives; and

3.	Ineffective controls over period end financial disclosure and reporting processes.

The aforementioned material weaknesses were identified by our Chief Executive Officer in connection with the review of our financial statements as of March 31, 2009.

Management believes that the material weaknesses set forth in items (2) and (3) above did not have an effect on our financial results.  However, management believes that the lack of a functioning audit committee and the lack of a majority of outside directors on our board of directors results in ineffective oversight in the establishment and monitoring of required internal controls and procedures, which could result in a material misstatement in our financial statements in future periods.

Management’s Remediation Initiatives

In an effort to remediate the identified material weaknesses and other deficiencies and enhance our internal controls, we have initiated, or plan to initiate, the following series of measures:

We will create a position to segregate duties consistent with control objectives and will increase our personnel resources and technical accounting expertise within the accounting function when funds are available to us.  And, we plan to appoint one or more outside directors to our board of directors who shall be appointed to an audit committee resulting in a fully functioning audit committee who will undertake the oversight in the establishment and monitoring of required internal controls and procedures such as reviewing and approving estimates and assumptions made by management when funds are available to us.

Management believes that the appointment of one or more outside directors, who shall be appointed to a fully functioning audit committee, will remedy the lack of a functioning audit committee and a lack of a majority of outside directors on our Board.

We anticipate that these initiatives will be at least partially, if not fully, implemented by September 30, 2009.  Additionally, we plan to test our updated controls and remediate our deficiencies by September 30, 2009.

Changes in internal controls over financial reporting

There was no change in our internal controls over financial reporting that occurred during the period covered by this report, which has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

PART II – OTHER INFORMATION

Unregistered Sales of Equity Securities

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation *

(b) By-Laws *

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

* Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER’S PET, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	May 8, 2009
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	May 8, 2009
Tracie Hadama	Chief Financial Officer

/s/ Tracie Hadama	Chief Accounting Officer	May 8, 2009
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: June 30, 2009

Or

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1052 Las Palmas Entrada Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

(702) 879-8565
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	3,440,500 shares
(Class)	(Outstanding as at August 3, 2009)

PART I – FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-K previously filed with the Commission on March 16, 2009.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Balance Sheets
(unaudited)

	June 30,	December 31,
	2009	2008

Current assets:
Cash	$694	$694
Inventory	997	997
Total current assets	$1,691	$1,691

Fixed assets, net of accumulated depreciation of $3,634
and $3,076 as of 6/30/2009 and 12/31/2008, respectively	1,172	1,730

Total assets	$2,863	$3,421

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$1,300	$-
Total current liabilities	1,300	-

Stockholders’ equity
Common stock, $0.001 par value, 200,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441	3,441
Additional paid-in capital	26,835	23,584
(Deficit) accumulated during development stage	(28,713)	(23,604)
	1,563	3,421

Total liabilities and stockholders’ equity	$2,863	$3,421

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Operations
(unaudited)

	Three Months Ended		Six Months Ended		September 17, 2004
	June 30,		June 30,		(Inception) to
	2009	2008	2009	2008	June 30, 2009

Revenue	$-	$-	$-	$-	$-

Expenses:
Depreciation expense	279	279	558	558	3,634
General and administrative expenses	1,300	1,000	4,550	4,095	24,562
Total expenses	1,579	1,279	5,108	4,653	28,196

Operating loss	(1,579)	(1,279)	(5,108)	(4,653)	(28,196)

Other expenses:
Interest expense	-	-	-	-	(4)
Impairment of inventory	-	-	-	-	(513)
Total other expenses	-	-	-	-	(517)

(Loss) before provision for income taxes	(1,579)	(1,279)	(5,108)	(4,653)	(28,713)

Provision for income taxes	-	-	-	-	-

Net (loss)	$(1,579)	$(1,279)	$(5,108)	$(4,653)	$(28,713)

Weighted average number of
common shares outstanding – basic and fully diluted	3,440,500	3,440,500	3,440,500	3,440,500

Net (loss) per share – basic and fully diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows
(unaudited)

	Six Months Ended		September 17, 2004
	June 30,		(Inception) to
	2009	2008	June 30, 2009
Operating activities
Net (loss)	$(5,108)	$(4,653)	$(28,713)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	558	558	3,634
Changes in operating assets and liabilities:
(Increase) in inventory	-	-	(997)
Increase (decrease) in accounts payable	1,300	(2,522)	1,300
Net cash (used) by operating activities	(3,250)	(6,617)	(24,776)

Cash flows from investing activities
Purchase of fixed assets	-	-	(4,806)
Net cash (used) by investing activities	-	-	(4,806)

Cash flows from financing activities
Donated capital	3,250	-	3,450
Issuances of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	3,250	-	30,276

Net increase(decrease) in cash	-	(6,617)	694
Cash – beginning	694	9,936	-
Cash – ending	$694	$3,319	$694

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Condensed Financial Statements
(Unaudited)

Note 1 – Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these consolidated interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2008 and notes thereto included in the Company's Form 10-K annual report.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 – History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred a net loss of ($28,713) for the period from September 17, 2004 (inception) to June 30, 2009, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

These financial statements do not include any adjustments that might arise from this uncertainty.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

In the event additional capital is required, the President of the Company has agreed to provide funds as a loan over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

Note 4 – Fixed assets

Fixed assets as of June 30, 2009 and 2008, consisted of the following:

	June 30,
	2009	2008

Computer equipment	$4,806	$4,806
Accumulated depreciation	(3,634)	(2,518)
	$1,172	$2,228

During the three months ended June 30, 2009 and 2008, the Company recorded depreciation expense of $279 and $279, respectively.

Note 5 – Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

On April 3, 2009, the sole officer and director of the Company donated cash in the amount of $3,250.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

As of June 30, 2009, there have been no other issuances of common stock.

Note 6 – Warrants and options

As of June 30, 2009, there were no warrants or options outstanding to acquire any additional shares of common stock.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This Quarterly Report contains “forward-looking statements,” as defined within the Private Securities Litigation Reform Act of 1995, about Teacher’s Pet, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.  There may be other risks and circumstances that management may be unable to predict.

Management’s Discussion and Results of Operation

We are in the business of selling products and providing services to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Since our inception on September 17, 2004 to June 30, 2009, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  In our efforts to establish a base of operations, we spent a total of $1,579 during the three month period ended June 30, 2009, consisting of $279 in depreciation expense related to our computer equipment, as well as $1,300 in general and administrative expenses related to public reporting costs.  In comparison, during the three months ended June 30, 2008, our total operating expenses were $1,279, $279 of which is attributable to depreciation expense and $1,000 to general and administrative expenses.  We cannot predict the level and impact of future expenditures.

In the six months ended June 30, 2009, total operating expenses were $5,108, of which $4,550 was general and administrative and $558 was depreciation expense.  In contrast, total operating expenses during the year ago six month period ended June 30, 2008 were $4,653, $4,095 of which is attributable to general and administrative expenses and $558 in depreciation expense.

Aggregate operating expenses from our inception through June 30, 2009 were $28,196, of which $3,634 is attributable to depreciation expense and $24,562 in general and administrative expenses related to the execution of our business plan.  No development related expenses have been or will be paid to our affiliates.  We expect to continue to incur general and administrative expenses for the foreseeable future, although we cannot estimate the extent of these costs.

During the year ended December 31, 2008, we reviewed our physical inventory.  Based on management’s estimates, we impaired various items in inventory due to current economic conditions, anticipated customer demand and an overall evaluation of the market for such similar products.  Since our inception to June 30, 2009, we recorded a provision for inventory losses of $513 to write down inventory to its net realizable value.  This was based on our management’s best estimates of product sales prices and customer demand patterns, and our plans to transition our products.  We did not record any impairment to inventory during the three and six month periods ended Jun 30, 2009 and 2008.

Since our inception to June 30, 2009, we have incurred interest expense in the amount of $4, related specifically to credit card interest charges.  We did not incur any interest expense in the three and six month periods ended June 30, 2009 and 2008.

As a result of our lack of revenues and incurring ongoing expenses related to the implementation of our business, we have experienced net losses in all periods since our inception on September 17, 2004.  In the three month period ended June 30, 2009, our net loss totaled $1,579, compared to a net loss of $1,279 in the three month period ended June 30, 2008.  During the six months ended June 30, 2009, our net loss was $5,108, compared to a net loss of $4,653 in the year ago six month period ended June 30, 2008.  Since our inception, we have accumulated net losses in the amount of $28,713.  We have not been profitable from our inception in 2004 through present 2009.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.  We have no recurring or guaranteed source of revenues and cannot predict when, if ever, we will become profitable.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

In order for us to achieve profitability and support our planned ongoing operations, we believe that we must generate a minimum of approximately $10,000 - $15,000 in sales per year.  However, we cannot guarantee that we will generate any sales, let alone achieve that target.  We believe that to generate the minimum required amount of revenues to continue as a going concern, we must further our efforts to establish our brand name.  In our current state, we are unable to determine when, if ever, we will be able to realize any sales of our educational products.  Personal discussions between our sole officer and director and educators in the primary and secondary grade levels have indicated financial stress has caused many teachers to reduce their expenditures on teaching materials and, in some cases, the money spent on daily classroom supplies.  Given this non-scientific research data obtained through first-hand candid interviews, we believe our future business environment to be challenging, at best.  As a result, we cannot guarantee that we will generate any sales, let alone achieve our target of $10,000 - $15,000 in annual sales.  Additionally, as we have minimal existing inventory, in the amount of $997, and inadequate capital to purchase additional inventory for sale, we do not expect to generate sufficient revenues to meet our expenses over the next 12 months, we believe we will need to raise additional capital by issuing capital stock or debt instruments in exchange for cash in order to continue as a going concern.

To date, our sole officer and director has donated $3,450 in cash to finance our continuing operations.  We cannot assure you that any additional financing can be obtained or, if obtained, that it will be on reasonable terms.  In the event we are unable to obtain further funding, we will be unable to conduct further operations and, consequently, go out of business.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.

Our management believes we are in a precarious financial position and may be unable to maintain our operations through the year ended December 31, 2009, assuming our revenues and expenses remain stable, of which there can be no guarantee.  Our management expects that we will continue to experience net cash out-flows for the fiscal year 2009, and for the foreseeable future, given developmental nature of our business.  We cannot predict the stability of current or projected overhead or that we will generate sufficient revenues to maintain our operations without the need for additional capital.  Our ability to fund our operating expenses is doubtful, and we cannot guarantee that we will be able to satisfy such.  Our management believes that we require immediate additional financing, through offerings of our equity and/or debt securities, or derivation thereof.  There are no formal or informal agreements to attain such financing.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.  As such, our principal accountants have expressed substantial doubt about our ability to continue as a going concern because we have limited operations and have not fully commenced planned principal operations.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary.  We do not expect to hire any additional employees over the next 12 months.

There are no known trends, events or uncertainties, other than those disclosed heretofore, that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Controls and Procedures

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America and includes those policies and procedures that:

1.	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

2.
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

3.
Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.  Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process.  Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk.

As of June 30, 2009, management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") and SEC guidance on conducting such assessments.  Based on that evaluation, they concluded that, during the period covered by this report, such internal controls and procedures were not effective to detect the inappropriate application of US GAAP rules as more fully described below.  This was due to deficiencies that existed in the design or operation of our internal controls over financial reporting that adversely affected our internal controls and that may be considered to be material weaknesses.

The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were:

1.
Lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures;

2.	Inadequate segregation of duties consistent with control objectives; and

3.	Ineffective controls over period end financial disclosure and reporting processes.

The aforementioned material weaknesses were identified by our Chief Executive Officer in connection with the review of our financial statements as of June 30, 2009.

Management believes that the material weaknesses set forth in items (2) and (3) above did not have an effect on our financial results.  However, management believes that the lack of a functioning audit committee and the lack of a majority of outside directors on our board of directors results in ineffective oversight in the establishment and monitoring of required internal controls and procedures, which could result in a material misstatement in our financial statements in future periods.

Management’s Remediation Initiatives

In an effort to remediate the identified material weaknesses and other deficiencies and enhance our internal controls, we have initiated, or plan to initiate, the following series of measures:

We will create a position to segregate duties consistent with control objectives and will increase our personnel resources and technical accounting expertise within the accounting function when funds are available to us.  And, we plan to appoint one or more outside directors to our board of directors who shall be appointed to an audit committee resulting in a fully functioning audit committee who will undertake the oversight in the establishment and monitoring of required internal controls and procedures such as reviewing and approving estimates and assumptions made by management when funds are available to us.

Management believes that the appointment of one or more outside directors, who shall be appointed to a fully functioning audit committee, will remedy the lack of a functioning audit committee and a lack of a majority of outside directors on our Board.

We anticipate that these initiatives will be at least partially, if not fully, implemented by September 30, 2009.  Additionally, we plan to test our updated controls and remediate our deficiencies by September 30, 2009.

Changes in internal controls over financial reporting

There was no change in our internal controls over financial reporting that occurred during the period covered by this report, which has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

PART II – OTHER INFORMATION

Unregistered Sales of Equity Securities

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation *

(b) By-Laws *

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

* Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER’S PET, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	August 3, 2009
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	August 3, 2009
Tracie Hadama	Chief Financial Officer

/s/ Tracie Hadama	Chief Accounting Officer	August 3, 2009
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: September 30, 2009

Or

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1052 Las Palmas Entrada Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

(702) 879-8565
(Registrant's telephone number, including area code)

____________
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	3,440,500 shares
(Class)	(Outstanding as at November 11, 2009)

PART I – FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-K previously filed with the Commission on March 16, 2009.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Balance Sheets
(unaudited)

	September 30,	December 31,
	2009	2008

Current assets:
Cash	$694	$694
Inventory	-	997
Total current assets	$694	$1,691

Fixed assets, net of accumulated depreciation of $3,913
and $3,076 as of 9/30/2009 and 12/31/2008, respectively	893	1,730

Total assets	$1,587	$3,421

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$50	$-
Total current liabilities	50	-

Stockholders’ equity
Common stock, $0.001 par value, 200,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441	3,441
Additional paid-in capital	29,335	23,584
(Deficit) accumulated during development stage	(31,239)	(23,604)
	1,537	3,421

Total liabilities and stockholders’ equity	$1,587	$3,421

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Operations
(unaudited)

	Three Months Ended		Nine Months Ended		September 17, 2004
	September 30,		September 30,		(Inception) to
	2009	2008	2009	2008	September 30, 2009

Revenue	$-	$-	$-	$-	$-

Expenses:
Depreciation expense	279	279	837	837	3,913
General and administrative expenses	1,250	1,250	5,800	5,345	25,812
Total expenses	1,529	1,529	6,637	6,182	29,725

Operating loss	(1,529)	(1,529)	(6,637)	(6,182)	(29,725)

Other expenses:
Interest expense	-	-	-	-	(4)
Impairment of inventory	(997)	-	(997)	-	(1,510)
Total other expenses	(997)	-	(997)	-	(1,514)

(Loss) before provision for income taxes	(2,526)	(1,529)	(7,634)	(6,182)	(31,239)

Provision for income taxes	-	-	-	-	-

Net (loss)	$(2,526)	$(1,529)	$(7,634)	$(6,182)	$(31,239)

Weighted average number of
common shares outstanding – basic and fully diluted	3,440,500	3,440,500	3,440,500	3,440,500

Net (loss) per share – basic and fully diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows
(unaudited)

	Nine Months Ended		September 17, 2004
	September 30,		(Inception) to
	2009	2008	September 30, 2009
Operating activities
Net (loss)	$(7,634)	$(6,182)	$(31,239)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	837	837	3,913
Changes in operating assets and liabilities:
(Increase) in inventory	997	-	-
Increase (decrease) in accounts payable	50	(2,522)	50
Net cash (used) by operating activities	(5,750)	(7,867)	(27,276)

Cash flows from investing activities
Purchase of fixed assets	-	-	(4,806)
Net cash (used) by investing activities	-	-	(4,806)

Cash flows from financing activities
Donated capital	5,750	-	5,950
Issuances of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	5,750	-	32,776

Net increase(decrease) in cash	-	(7,867)	694
Cash – beginning	694	9,936	-
Cash – ending	$694	$2,069	$694

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-
The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Condensed Financial Statements
(Unaudited)

Note 1 – Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2008 and notes thereto included in the Company's Form 10-K annual report.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 – History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 3 - Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred a net loss of ($31,239) for the period from September 17, 2004 (inception) to September 30, 2009, and had no sales.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

These financial statements do not include any adjustments that might arise from this uncertainty.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

In the event additional capital is required, the President of the Company has agreed to provide funds over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

Note 4 – Impairment of Assets

During the three month period ended September 30, 2009, management conducted a thorough review of the inventory in all of its product lines.  As a result, a provision for inventory losses of $997 was charged against operations in 2009 to write down inventory to its net realizable value.  This was based on the Company’s best estimates of product sales prices and customer demand patterns, and its plans to transition its products.  It is at least reasonably possible that the estimates used by the Company to determine its provision for inventory losses will materially different from the actual amounts or results.  These differences could result in materially higher than expected inventory provisions, which could have a materially adverse effect on the Company’s results of operations and financial condition in the near term.

Note 5 – Fixed assets

Fixed assets as of September 30, 2009 and 2008, consisted of the following:

	September 30,
	2009	2008

Computer equipment	$4,806	$4,806
Accumulated depreciation	(3,913)	(2,797)
	$893	$2,009

During the three months ended September 30, 2009 and 2008, the Company recorded depreciation expense of $279 and $279, respectively.

Note 6 – Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

On April 3, 2009, the sole officer and director of the Company donated cash in the amount of $3,250.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On July 2, 2009, the sole officer and director of the Company donated cash in the amount of $2,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

As of September 30, 2009, there have been no other issuances of common stock.

Note 7 – Warrants and options

As of September 30, 2009, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 8 – Related party transactions

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

On April 3, 2009, the sole officer and director of the Company donated cash in the amount of $3,250.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On July 2, 2009, the sole officer and director of the Company donated cash in the amount of $2,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

The Company does not lease or rent any property.  Office services are provided without charge by an officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This Quarterly Report contains “forward-looking statements,” as defined within the Private Securities Litigation Reform Act of 1995, about Teacher’s Pet, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.  There may be other risks and circumstances that management may be unable to predict.

Management’s Discussion and Results of Operation

We are in the business of selling products and providing services to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Since our inception on September 17, 2004 to September 30, 2009, we have not generated any revenues and have only incurred expenses related to the implementation and pursuit of our business objectives.  As a result of our lack of revenues and ongoing operational expenses, we have incurred net losses for all periods since our inception.

Total operating expenses during the three month periods ended September 30, 2009 and 2008, were $1,529.  The consistency in expenses for the quarter year over year comparison is due to our minimal operations.  Expenses primarily consist of depreciation expense on our computer equipment and fees related to our public reporting obligations.  Despite the identical level of expenditures in the comparable periods, we expect operating expenditures to increase during fiscal year 2010, due to initiatives to be discussed in detail below.

During the quarter ended September 30, 2009, our management reviewed inventory on hand and, based upon anticipated customer demand and an overall evaluation of the market for such similar products, we decided to impair all existing items in inventory.  As such, we recorded a provision for inventory losses in the amount of $997 to write down inventory.  We did not record any impairment to inventory during the three month period ended September 30, 2008.  As a result of this impairment, we currently have no existing saleable inventory.

In the three month period ended September 30, 2009, our net loss totaled $2,526, compared to a net loss of $1,529 in the three month period ended September 30, 2008.  We have not been profitable from our inception in 2004 through present 2009.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.  We have no recurring or guaranteed source of revenues and cannot predict when, if ever, we will become profitable.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

In order for us to achieve profitability and support our planned ongoing operations, we believe that we must generate a minimum of approximately $10,000 - $15,000 in sales per year.  However, we cannot guarantee that we will generate any sales, let alone achieve that target.  In our current state, we are unable to determine when, if ever, we will be able to realize any sales of our educational products.  Personal discussions between our sole officer and director and educators in the primary and secondary grade levels have indicated financial stress has caused many teachers to reduce their expenditures on teaching materials and, in some cases, the money spent on daily classroom supplies.  Given this non-scientific research data obtained through first-hand candid interviews, we believe our future business environment to be challenging, at best.  As a result, we cannot guarantee that we will generate any sales, let alone achieve our target of $10,000 - $15,000 in annual sales.  Additionally, as we have no existing inventory, and inadequate capital to purchase additional inventory for sale, we do not expect to generate sufficient revenues to meet our expenses over the next 12 months.

Despite the challenges we expect to continue to face, our management remains steadfast in the belief that a child’s education is the priority of all parents and teachers.  Consequently, we are planning to initiate the following initiatives:

1.
Attain Financing:  Our cash on hand as of September 30, 2009 was $694.  We do not believe this is sufficient to support our ongoing minimal level of operations, nor to undertake the initiatives set forth hereto.  Therefore, we plan to raise additional capital through sales of equity or debt instruments, or some derivation thereupon.  We believe we require a minimum of $10,000 to successfully attempt the business development program we have planned.  However, we cannot assure you that any additional financing can be obtained or, if obtained, that it will be on reasonable terms.  In the event we are unable to obtain any additional funds, we will be unable to conduct further operations and, consequently, go out of business.

2.
Acquire Inventory:  Our sole officer and director has contacted various vendors, including, without limitation: Omni Products, Mirage International, Four Seasons Merchandise and Zhejiang Huangyan.  Some, or all, of these vendors offer: flexible payment terms, the ability to drop-ship merchandise, low- or no-minimum order values and/or voluminous product catalogs.  Upon attaining funds, as set forth in initiative 1, above, we plan to begin to place purchase orders for saleable inventory.  As mentioned, the bulk of potential suppliers have very lenient purchase requirements; thus, we expect to require no more than $2,000, in funds with which to begin to purchase inventory.

3.
Establish a Website:  Previously, we relied upon word of mouth and personal sales to generate brand awareness and drive purchases.  Obviously, that did not provide any measurable success.  Therefore, we have reserved the domain www.eteacherspet.com, whereupon we plan to establish an e-commerce website.  We currently have no pages published.  Upon attaining sufficient financing, we plan to immediately begin development and publication of an operating e-commerce store.  Due to the depressed economy and relatively plentiful amount of web developers in the marketplace, we expect to be able to establish a functional website for no more than $3,000.  However, numerous factors will influence the actual price paid for full development, such as complexity of the build, number of products to be listed and other variables we may not foresee.

4.
Develop a Sales and Marketing Strategy:  Upon establishing a presence on the web, we plan to develop a sales and marketing strategy to generate awareness of our brand and website.  We believe this will be the single most difficult initiative, as we will have significantly limited control over its success.  At this time, we plan to utilize Google AdWords, establish sales accounts with Amazon.com and/or Buy.com, as well as attempt to establish link exchanges to facilitate the development organic Internet traffic.  This is our current strategy, though there can be no assurance that we will revise or develop a completely different plan.  We anticipate allocating, based upon a $10,000 financing commitment, up to $5,000 toward our Internet marketing strategy.

5.
Identify and Appoint Additional Employees or Executives:  Our sole officer and director may not have sufficient experience or foresight to be able to direct every aspect of our business.  We intend to seek additional personnel, to employ or appoint to executive officer status, that can provide additional expertise or, at a minimum, the ability to segregate responsibilities to have more effective internal controls.  Unfortunately, the $10,000 minimum financing amount is insufficient to complete this initiative.  However, our sole officer and director believes she has contacts with educators or stay-at-home parents that could volunteer time or expertise to our operations on a part time basis until our finances permit hiring full-time or more qualified personnel.

There are no known trends, events or uncertainties, other than those disclosed heretofore, that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Controls and Procedures

Management’s Report On Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America and includes those policies and procedures that:

1.	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

2.
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

3.
Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.  Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process.  Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk.

As of September 30, 2009, management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") and SEC guidance on conducting such assessments.  Based on that evaluation, they concluded that, during the period covered by this report, such internal controls and procedures were not effective to detect the inappropriate application of US GAAP rules as more fully described below.  This was due to deficiencies that existed in the design or operation of our internal controls over financial reporting that adversely affected our internal controls and that may be considered to be material weaknesses.

The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were:

1.
Lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures;

2.	Inadequate segregation of duties consistent with control objectives; and

3.	Ineffective controls over period end financial disclosure and reporting processes.

The aforementioned material weaknesses were identified by our Chief Executive Officer in connection with the review of our financial statements as of September 30, 2009.

Management believes that the material weaknesses set forth in items (2) and (3) above did not have an effect on our financial results.  However, management believes that the lack of a functioning audit committee and the lack of a majority of outside directors on our board of directors results in ineffective oversight in the establishment and monitoring of required internal controls and procedures, which could result in a material misstatement in our financial statements in future periods.

Management’s Remediation Initiatives

In an effort to remediate the identified material weaknesses and other deficiencies and enhance our internal controls, we have initiated, or plan to initiate, the following series of measures:

1.	We plan to form an audit committee, which we expect to take place in the first quarter of 2010.

2.	We are seeking to add additional personnel, who may be appointed to our board of directors as outside members and/or serve in a capacity to allow us to better segregate job responsibilities.

3.	We have developed internal control procedures over financial disclosure and reporting. However, these procedures are, and will continue to be, ineffective without additional personnel.

Changes in internal controls over financial reporting

There was no change in our internal controls over financial reporting that occurred during the period covered by this report, which has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

PART II – OTHER INFORMATION

Unregistered Sales of Equity Securities

In December 2005, we sold an aggregate of 320,500 shares of our common stock to 29 shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $16,025, of which $8,000 was considered subscriptions receivable at December 31, 2005, and were subsequently cleared in January 2006.  The shares bear a restrictive transfer legend.  This December 2005 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

In May 2006, we sold an aggregate of 120,000 shares of our common stock to three shareholders, none of whom are affiliates of Teacher’s Pet.  The shares were issued at a price of $0.05 per share for total cash in the amount of $6,000.  The shares bear a restrictive transfer legend.  This May 2006 transaction (a) involved no general solicitation, (b) involved less than thirty-five non-accredited purchasers and (c) relied on a detailed disclosure document to communicate to the investors all material facts about Teacher’s Pet, Inc., including an audited balance sheet, statements of income, changes in stockholders’ equity and cash flows.  Each purchaser was given the opportunity to ask questions of us.  Thus, we believe that the offering was exempt from registration under Regulation D, Rule 505 of the Securities Act of 1933, as amended.

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation *

(b) By-Laws *

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

* Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

8-K Filed Date	Item Number

September 10, 2009	Item 4.01 Change in Registrant’s Certifying Accountant

October 2, 2009	Amendment Form 8-K filed September 10, 2009
Item 4.01 Change in Registrant’s Certifying Accountant

October 9, 2009	Amendment Form 8-K filed October 9, 2009
Item 4.01 Change in Registrant’s Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER’S PET, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	November 11, 2009
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	November 11, 2009
Tracie Hadama	Chief Financial Officer

/s/ Tracie Hadama	Chief Accounting Officer	November 11, 2009
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

(Mark One)

[X]	Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Fiscal Year Ended December 31, 2009

[ ]	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Transition Period from __________ to __________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Name of small business issuer in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

1052 Las Palmas Entrada Henderson, Nevada	89012
(Address of principal executive offices)	(Zip code)

Issuer’s telephone number: (702) 509-1176

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None	None

Securities Registered Pursuant to Section 12(g) of the Act:

None
(Title of class)

_____
(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [   ]   No [X]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes [X]   No [   ]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X]   No [   ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  [   ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)  Yes [X]   No [   ]

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the most recent price at which the common equity was sold:  $22,026 as of March 31, 2010.

The number of shares outstanding of each of the issuer's classes of common equity, as of March 31, 2010 was 3,440,500.

DOCUMENTS INCORPORATED BY REFERENCE

If the following documents are incorporated by reference, briefly describe them and identify the part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) any annual report to security holders; (2) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or (c) of the Securities Act of 1933 ("Securities Act").  The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1990).

None.

Transitional Small Business Disclosure Format (Check one): Yes [   ] No [X]

FORWARD LOOKING STATEMENTS

This Annual Report contains forward-looking statements about our business, financial condition and prospects that reflect our management’s assumptions and beliefs based on information currently available.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand its customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.

There may be other risks and circumstances that management may be unable to predict.  When used in this Report, words such as,   "believes,"    "expects," "intends,"    "plans,"    "anticipates,"    "estimates"  and similar expressions are intended to identify and qualify forward-looking statements, although there may be certain forward-looking statements not accompanied by such expressions.

PART I

DESCRIPTION OF BUSINESS

Business Development and Summary

We were incorporated in the State of Nevada on September 17, 2004.  Our business objective is to sell educational books, supplies and aides to teachers and schools.

Our administrative office is located at 1052 Las Palmas Entrada, Henderson, Nevada 89012.

Our fiscal year end is December 31.

Business of Issuer

Our products

Teacher’s Pet, Inc. is in the business of selling educational materials, such as curriculum-based books, workbooks and other support materials, as well as educational computer software programs.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

It is our desire to provide teachers with the tools to create an effective classroom environment.  We understand that a teacher's time is his or her most precious commodity.  Even the simplest classroom management tasks can be time-consuming.  Every minute spent on block-printing desktop name tags, composing welcome letters, writing behavior reports, devising and constructing activities, drawing diagrams, or creating any of the other forms, letters and work sheets teachers use every day is a minute lost to content-based planning and preparation.  This lost time equates to less focused instruction for children and potentially lower academic achievement.

Our business is concentrated in the educational products industry, which consists of educational school supplies and equipment for school and classroom use.  We intend to offer a broad assortment of third-party developed products from publishers and manufacturers.  These products will allow us to reach teachers and other education professionals looking for a diverse range of products to fulfill the educational needs of the children in their classroom and include, but are not limited to, the following:

1.	Chapter books,

2.	Educational videos,

3.	Curriculum outlines,

4.	Lesson planning guides and

5.	Classroom management tools.

We do not manufacture, publish or otherwise produce any item.  Instead, we purchase these items from outside sources.  We have identified and begun to contact potential suppliers and manufacturers, including Carson Dellosa Publishing, Incentive Publications and Teacher Created Materials.  Tracie Hadama, our sole officer and director, undertakes all merchandising activities.

Distribution Methods of Our Products

Our sales efforts are currently focused on establishing direct contact with educators and school administrators in the Las Vegas, Nevada and Phoenix, Arizona metropolitan areas.  Lists of schools are readily available either on the Internet or in telephone books, which used to compile a database of potential marketing opportunities.  Our direct sales methods encompass telephone contact and face-to-face visits by our sole officer and director.  When we are required to fulfill customer orders, we will use general parcel services such as United Parcel Service, DHL and Federal Express.

Industry Background and Competition

The demand for educational products is fundamentally driven by the size of the preschool and elementary school-age population and levels of student enrollment.  According to the U.S. Department of Education, the preprimary school-age population (consisting of children ages three to five) is expected to be approximately 11.6 million by 2007 and the elementary school-age population (consisting of children ages five to thirteen) is expected to be approximately 35.2 million that same year.  We believe that, given the size of the preschool and elementary school-age populations and levels of student enrollment, the educational products industry will continue to experience significant demand in coming years.

The educational products industry is also dependent on the number of schools and teachers educating the preschool and elementary school-age populations.  According to the U.S. Department of Education, in 2000, there were approximately 16,000 school districts, 92,000 elementary schools and 3.3 million elementary school teachers in the United States.  Because the population of children is expected to remain high, we believe that these figures will not significantly decrease in the near future, and may increase as education professionals, school administrators and parents demand that classroom size be decreased in order for children to learn more effectively.

Academic research continues to highlight the importance of learning in the early age groups, i.e. ages one through seven, and the media is increasingly focusing on the importance of parental involvement during this critical stage of growth and brain development.  We believe that parents are taking on an increasingly significant role in setting educational standards for their children's development.  In their efforts to help their children learn, improve their children's standardized test scores and make learning fun, parents are increasingly selecting and purchasing a wide variety of educational products for their children to use at home.  With thousands of educational products to choose from and few reliable sources of information, parents are faced with the challenge of finding quality educational products and selecting the right products for their children.

The market for educational supplies is very competitive, highly fragmented and is characterized by pricing pressures, brand awareness and recognition, as well as convenience, reliability and accessibility.  Most of our competition exists on a local or regional basis, or are dedicated exclusively to operating via the Internet.  We compete with many online and physical retailers, which can be divided into several groups:

1.	Traditional store-based teacher’s supply stores,

2.	On-line only retailers,

3.	On-line efforts of traditional store-based retailers and

4.	Catalog retailers of educational materials.

We are a development stage company without a base of operations and lacking an ability to generate sales.  As such, our competitive position is unfavorable in the general marketplace.  Unless we begin to generate revenues, we will not be able to maintain our operations.  Significantly all of our current and potential traditional competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than we do.  Our competitors may be able to secure products from vendors on more favorable terms, fulfill customer orders more efficiently and adopt more aggressive pricing or inventory availability policies than we can.  Many of these current and potential competitors can devote substantially more resources to advertising and marketing campaigns than we will be able to.

Number of total employees and number of full time employees

We are currently in the development stage.  During the development stage, we plan to rely exclusively on the services of our sole officer and director.  There are no other full- or part-time employees.

Reports to Security Holders

1.	We will furnish shareholders with annual financial reports certified by our independent registered public accountants.

2.
We are a reporting issuer with the Securities and Exchange Commission.  We file periodic reports, which are required in accordance with Section 15(d) of the Securities Act of 1933, with the Securities and Exchange Commission to maintain the fully reporting status.

3.
The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20002.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our SEC filings will be available on the SEC Internet site, located at http://www.sec.gov.

RISK FACTORS

Our sole officer and director may be unable to develop our business and manage our public reporting requirements.

Our operations depend on the efforts of Tracie Hadama, our sole officer and director.  Mrs. Hadama has no experience related to public company management, nor as a principal accounting officer.  Because of this, we may be unable to develop and manage our business and public reporting requirements.  We cannot guarantee you that we will overcome any such obstacle.

Investors may lose their entire investment if we fail to implement our business plan.

We have a limited operational history on which you can evaluate our business and prospects.  Our prospects must be considered in light of the risks, uncertainties, expenses and difficulties frequently encountered by companies in their early stages of development.  These risks include, without limitation, competition, the absence of ongoing revenue streams, inexperienced management and lack of brand recognition.  Teacher’s Pet cannot guarantee that we will be successful in accomplishing our objectives.  To date, we have not generated any revenues from sales and expect to incur losses in the foreseeable future.  If we fail to implement and create a base of operations for our proposed business of selling teacher’s supplies, we may be forced to cease operations, in which case investors may lose their entire investment.

If we are unable to continue as a going concern, investors may face a complete loss of their investment.

We have no revenue generating ability and no significant base of operations.  Taking these facts into account, our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern in the independent registered public accounting firm’s report to the financial statements included in the registration statement, of which this prospectus is a part.  If our business fails, investors may face a complete loss of their investment.

Teacher’s Pet may not be able to attain profitability without additional funding, which may be unavailable.

We have limited capital resources.  To date, we have not generated cash from our operations.  Unless we begin to generate sufficient revenues from sales of our teacher’s supplies to finance operations as a going concern, we may experience liquidity and solvency problems.  Such liquidity and solvency problems may force us to go out of business if additional financing is not available.  We have no intention of liquidating.  In the event our cash resources are insufficient to continue operations, we intend to raise addition capital through offerings and sales of equity or debt securities.  In the event we are unable to raise sufficient funds, we will be forced to go out of business and will be forced to liquidate.  A possibility of such outcome presents a risk of complete loss of investment in our common stock.

Because of competitive pressures from competitors with more resources, Teacher’s Pet may fail to implement its business model profitably.

The market for customers is intensely competitive and such competition is expected to continue to increase.  We compete with many online and physical retailers that either specialize in selling teacher-specific materials or carry teaching supplies as a complementary offering to a larger variety of merchandise.  Brick and mortar stores range in size from independently owned and operated stores catering to a limited geographic area to larger merchandisers serving multiple states, such as Learning Is Fun and Lakeshore Learning.  Online retailers are numerous and typically include the large physical merchandisers, countless sites that target teachers and home-school families and website that sell a large amalgam of products, such as Amazon.com.

Generally, our actual and potential competitors have longer operating histories, greater financial and marketing resources, greater name recognition and an entrenched client base.  Therefore, many of these competitors may be able to devote greater resources to attracting customers and preferred vendor pricing.  There can be no assurance that our current or potential competitors will not stock comparable or superior products to those to we expect to offer.  Increased competition could result in lower than expected operating margins or loss of market share, any of which would materially and adversely affect our business, results of operation and financial condition.

We may be unable to generate sales without sales, marketing or distribution capabilities.

We have no sales, marketing or distribution capabilities.  We cannot guarantee that we will be able to develop a sales and marketing plan or to develop an effective chain of distribution.  In the event we are unable to successfully implement these objectives, we may be unable to generate sales and operate as a going concern.

We may not be able to generate sales if certain schools or school administrators do not allow us to market directly to their teachers.

Our business objective is to sell educational books, aids and supplies directly to teachers and schools.  However, particular schools, school districts or administrators may prevent us from marketing our proposed products directly to their population of educators.  If we are unable to enter schools, we may not be able to generate awareness of our brand or proposed product offerings and may therefore be unable to generate sales.  Additionally, if we cannot market directly through schools and school districts, we may be forced to allocate additional funds to marketing and advertising activities, which could harm our profitability and deplete our capital resources.

We may be unable to obtain sufficient quantities of quality merchandise on acceptable commercial terms because we do not have long-term distribution and manufacturing agreements.

We do not own or operate any manufacturing facilities.  We rely primarily on product manufacturers and third-party distributors to supply the products we plan to offer.  Our business would be seriously harmed if we were unable to develop and maintain relationships with suppliers and distributors that allow us to obtain sufficient quantities of quality merchandise on acceptable terms.  We do not have long-term or exclusive arrangements with any vendor or distributor that guarantee the availability of products to us.  Additionally, we may be unable to establish alternative sources of supply for our products to ensure delivery of merchandise in a timely and efficient manner or on terms acceptable to us.  If we do not receive shipments in a timely manner, we may miss delivery deadlines, and our customers may subsequently cancel orders, refuse to accept deliveries or demand discounts.  If we cannot obtain and stock our products at acceptable prices and on a timely basis, we may lose sales and our potential customers may take their purchases elsewhere.

Our revenue and gross margin could suffer if we fail to manage our inventory properly.

Our business depends on our ability to anticipate our needs for products and suppliers’ ability to deliver sufficient quantities of products at reasonable prices on a timely basis.  Given that we are in the development stage, we may be unable to accurately anticipate demand and manage inventory levels that could seriously harm us.  If predicted demand is substantially greater than consumer purchases, there will be excess inventory.  In order to secure inventory, we make advance payments to suppliers, or we may enter into non-cancelable commitments with vendors.  If we fail to anticipate customer demand properly, a temporary oversupply could result in excess or obsolete inventory, which could adversely affect our gross margin.

If we experience problems in distribution and fulfillment, we could lose customers.

We will rely on third-party service and product fulfillment providers, such as Federal Express and United Parcel Service for shipments of our products from vendors to our facility and from our facility to consumers.  We are therefore subject to risks, including employee strikes and inclement weather, associated with such shipment carriers' ability to provide delivery services to meet our shipping needs.  In addition, if our primary shipment carriers fail to devote a sufficient number of employees or amount of space to us, our ability to deliver products in a timely manner could also be impaired.  Our shipment carriers may also depend upon temporary employees to fulfill our needs during peak periods, and sufficient temporary employees may not be available to ensure timely deliveries.  Failure or delays at any stage in the transport of our proposed products could result in cancelled sales or a loss of potential repeat purchases.

Failure by us to respond to changes in consumer preferences could result in lack of sales revenues and may force us out of business.

Any change in the preferences of our potential customers or preferred curricula that we fail to anticipate and adapt to could reduce the demand for the teacher’s supplies we intend to sell.  Decisions about our focus and the specific products we plan to offer are often made in advance of entering the marketplace.  Failure to anticipate and respond to changes in consumer preferences and demands, as well as the curriculums of various school districts, could lead to, among other things, customer dissatisfaction, failure to attract demand for our proposed products and lower profit margins.

Teacher’s Pet may lose its top management without employment agreements.

Our operations depend substantially on the skills and experience of Tracie Hadama, our sole officer and director.  We have no other full- or part-time employees besides this individual.  Furthermore, we do not maintain key man life insurance on this individual.  Without an employment contract, we may lose Mrs. Hadama to other pursuits without a sufficient warning and, consequently, go out of business.

In the future, Mrs. Hadama may become involved in other business opportunities.  We have not formulated a policy for the resolution of such conflicts.  If we lose Mrs. Hadama to other pursuits without a sufficient warning we may, consequently, go out of business.

Because our common stock is deemed a low-priced “Penny” stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

1.	Deliver to the customer, and obtain a written receipt for, a disclosure document;

2.	Disclose certain price information about the stock;

3.	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

4.	Send monthly statements to customers with market and price information about the penny stock; and

5.	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

FINRA sales practice requirements may also limit a stockholder's ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (FINRA) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

We have one individual performing the functions of all officers and directors. This individual caused the development of our internal control procedures and is responsible for monitoring and ensuring compliance with those procedures. As a result, our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

UNRESOLVED STAFF COMMENTS

None.

PROPERTIES

We use office space at 1052 Las Palmas Entrada, Henderson, Nevada 89012.  Mrs. Hadama, our sole director and officer and a shareholder, is providing the office space at no charge to us.  We believe that this arrangement is suitable given that our current operations are primarily administrative.  We also believe that we will not need to lease additional administrative offices for at least the next 12 months.  There are currently no proposed programs for the renovation, improvement or development of the facilities we currently use.

Our management does not currently have policies regarding the acquisition or sale of real estate assets primarily for possible capital gain or primarily for income.  We do not presently hold any investments or interests in real estate, investments in real estate mortgages or securities of or interests in persons primarily engaged in real estate activities.

LEGAL PROCEEDINGS

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been convicted in a criminal proceeding, exclusive of traffic violations.

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been permanently or temporarily enjoined, barred, suspended, or otherwise limited from involvement in any type of business, securities or banking activities.

No Director, officer, significant employee, or consultant of Teacher’s Pet, Inc. has been convicted of violating a federal or state securities or commodities law.

Teacher’s Pet, Inc. is not a party to any pending legal proceedings.

No director, officer, significant employee or consultant of Teacher’s Pet, Inc. has had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

PART II

MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
MARKET INFORMATION FOR COMMON STOCK

Market information

There is no established public trading market for our securities and a regular trading market may not develop, or if developed, may not be sustained.  A shareholder, in all likelihood, therefore, will not be able to resell his or her securities should he or she desire to do so when eligible for public resale.  Furthermore, it is unlikely that a lending institution will accept our securities as pledged collateral for loans unless a regular trading market develops.  We have no plans, proposals, arrangements or understandings with any person with regard to the development of a trading market in any of our securities.

Holders

As of the date of this annual report, Teacher’s Pet, Inc. has 3,440,500 shares of $0.001 par value common stock issued and outstanding held by 33 shareholders of record.  Our Transfer Agent is Pacific Stock Transfer, 500 E. Warm Springs Road, Suite 240 Las Vegas, Nevada  89123, phone (702) 361-3033.

Dividends

Teacher’s Pet, Inc. has never declared or paid any cash dividends on its common stock.  For the foreseeable future, TPET intends to retain any earnings to finance the development and expansion of its business, and it does not anticipate paying any cash dividends on its common stock.  Any future determination to pay dividends will be at the discretion of the Board of Directors and will be dependent upon then existing conditions, including our financial condition and results of operations, capital requirements, contractual restrictions, business prospects and other factors that the board of directors considers relevant.

Recent Sales of Unregistered Securities

We have not sold any securities in the past three years, which were not registered under the Securities Act.

MANAGEMENT’S DISCUSSION AND PLAN OF OPERATIONS

Forward-Looking Statements

The statements contained in all parts of this document that are not historical facts are, or may be deemed to be, "forward-looking statements" within the meaning of  Section 27A of  the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements include, but are not limited to, those relating to the following: the Company's ability to secure necessary financing; expected growth; future operating expenses; future margins; fluctuations in interest rates; ability to continue to grow and implement growth, and regarding future growth, cash needs, operations, business plans and financial results and any other statements that are not historical facts.

When used in this document, the words "anticipate," "estimate," "expect," "may," "plans," "project," and similar expressions are intended to be among the statements that identify forward-looking statements.  Our results may differ significantly from the results discussed in the forward-looking statements.  Such statements involve risks and uncertainties, including, but not limited to, those relating to costs, delays and difficulties related to the Company’s dependence on its ability to attract and retain skilled managers and other personnel; the uncertainty of the Company's ability to manage and continue its growth and implement its business strategy; its vulnerability to general economic conditions; accuracy of accounting and other estimates; the Company's future financial and operating results, cash needs and demand for services; and the Company's ability to maintain and comply with permits and licenses; as well as other risk factors described in this Annual Report. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those projected.

Background

We are in the business of selling products and providing services to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Restated Financial Statements

In connection with our December 31, 2009 audit, we determined that there were errors in the accounting treatment and reported amounts in previously filed financial statements.  As a result, we restated our financial statements for the year ended December 31, 2008 and the period from September 17, 2004 (Inception) to December 31, 2008.  The adjustment is perpetuated by the $997 impairment of our aggregate existing inventory, resulting in an increase in impairment expense for the year ended December 31, 2008 and the period from our inception on September 17, 2004 to December 31, 2008.  Our adjustments did not affect our previously reported cash and cash equivalents balances in any period.

Management’s Discussion and Analysis

We have not generated any revenues since our inception on September 17, 2004 to December 31, 2009, and have only incurred expenses related to the implementation and pursuit of our business objectives.  As a result of our lack of revenues and ongoing operational expenses, we have incurred net losses for all periods since our inception.  Expenses primarily consist of depreciation expense on our computer equipment and fees related to our public reporting obligations.  Total operating expenses during the year ended December 31, 2009 were $13,416, compared to $7,836 in the year ended December 31, 2008.  The increase in total expenses during the comparable periods from 2008 to 2009 is due primarily to our efforts to reinvigorate our business, through the hiring of third parties to assist and consult with various aspects of our business, such as advertising, merchandising and web strategy.

During the year ended December 31, 2008, our management reviewed inventory on hand and, based upon anticipated customer demand and an overall evaluation of the market for such similar products, we decided to impair all existing items in inventory.  As such, we recorded a provision for inventory losses in the amount of $1,510 to write down inventory.  As a result of this impairment, we had no existing saleable inventory as of December 31, 2009 and 2008.

In the year period ended December 31, 2009, our net loss totaled $13,416, compared to a net loss of $9,346 in the year period ended December 31, 2008.  We have not been profitable from our inception in 2004 through present 2009.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.  We have no recurring or guaranteed source of revenues and cannot predict when, if ever, we will become profitable.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

In order for us to achieve profitability and support our planned ongoing operations, we believe that we must generate a minimum of approximately $25,000 in sales per year.  However, we cannot guarantee that we will generate any sales, let alone achieve that target.  In our current state, we are unable to determine when, if ever, we will be able to realize any sales of our educational products.  Personal discussions between our sole officer and director and educators in the primary and secondary grade levels have indicated financial stress has caused many teachers to reduce their expenditures on teaching materials and, in some cases, the money spent on daily classroom supplies.  Given this non-scientific research data obtained through first-hand candid interviews, we believe our future business environment to be challenging, at best.  As a result, we cannot guarantee that we will generate any sales, let alone achieve our target of $25,000 in annual sales.  Additionally, as we have no existing inventory, and inadequate capital to purchase additional inventory for sale, we do not expect to generate sufficient revenues to meet our expenses over the next 12 months.

Despite the challenges we expect to continue to face, our management remains steadfast in the belief that a child’s education is the priority of all parents and teachers.  Consequently, we are planning to initiate the following initiatives:

1.
Attain Financing:  Our cash on hand as of December 31, 2009 was $2,194.  We do not believe this is sufficient to support our ongoing minimal level of operations, nor to undertake the initiatives set forth hereto.  Therefore, we plan to raise additional capital through sales of equity or debt instruments, or some derivation thereupon.  We believe we require a minimum of $20,000 to successfully attempt the business development program we have planned.  Through the 12 months ended December 31, 2009, our sole officer and director donated cash of $12,250 to support our operations.  However, we cannot assure you that any additional financing can be obtained or, if obtained, that it will be on reasonable terms.  In the event we are unable to obtain any additional funds, we will be unable to conduct further operations and, consequently, go out of business.

2.
Acquire Inventory:  Our sole officer and director has contacted various vendors, including, without limitation: Omni Products, Mirage International, Four Seasons Merchandise and Zhejiang Huangyan.  Some, or all, of these vendors offer: flexible payment terms, the ability to drop-ship merchandise, low- or no-minimum order values and/or voluminous product catalogs.  Upon obtaining sufficient financing, as set forth in initiative 1, above, we plan to begin to place purchase orders for saleable inventory.  As mentioned, the bulk of potential suppliers have very lenient purchase requirements; thus, we expect to require no more than $2,000, in funds with which to begin to purchase inventory.

3.
Establish a Website:  Previously, we relied upon word of mouth and personal sales to generate brand awareness and drive purchases.  Obviously, that did not provide any measurable success.  Therefore, we have reserved the domain www.eteacherspet.com, whereupon we plan to establish an e-commerce website.  We currently have no pages published.  Upon attaining sufficient financing, we plan to immediately begin development and publication of an operating e-commerce store.  Due to the depressed economy and relatively plentiful amount of web developers in the marketplace, we expect to be able to establish a functional website for no more than $3,000.  However, numerous factors will influence the actual price paid for full development, such as complexity of the build, number of products to be listed and other variables we may not foresee.

4.
Develop a Sales and Marketing Strategy:  Upon establishing a presence on the web, we plan to develop a sales and marketing strategy to generate awareness of our brand and website.  We believe this will be the single most difficult initiative, as we will have significantly limited control over its success.  At this time, we plan to utilize Google AdWords, establish sales accounts with Amazon.com and/or Buy.com, as well as attempt to establish link exchanges to facilitate the development organic Internet traffic.  This is our current strategy, though there can be no assurance that we will revise or develop a completely different plan.  We anticipate allocating, based upon a $20,000 financing commitment, up to $5,000 toward our Internet marketing strategy.

5.
Identify and Appoint Additional Employees or Executives:  Our sole officer and director may not have sufficient experience or foresight to be able to direct every aspect of our business.  We intend to seek additional personnel, to employ or appoint to executive officer status, that can provide additional expertise or, at a minimum, the ability to segregate responsibilities to have more effective internal controls.  Unfortunately, the $20,000 minimum financing amount is insufficient to complete this initiative.  However, our sole officer and director believes she has contacts with educators or stay-at-home parents that could volunteer time or expertise to our operations on a part time basis until our finances permit hiring full-time or more qualified personnel.

There are no known trends, events or uncertainties, other than those disclosed heretofore, that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

SEALE AND BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Teacher’s Pet, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Teacher’s Pet, Inc. (A Development Stage Company) as of December 31, 2009 and 2008 (restated), and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2009, 2008 (restated) and since inception on September 17, 2004 through December 31, 2009. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teacher’s Pet, Inc. (A Development Stage Company) as of December 31, 2009 and 2008 (restated), and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2009, 2008 (restated) and since inception on September 17, 2004 through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 4 to the financial statements, the Company has an accumulated deficit of $38,018 and has earned no revenues since inception, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs
Las Vegas, Nevada
March 29, 2010

50 S. Jones Blvd. Suite 202 Las Vegas, NV 89107 Phone: (888)727-8251 Fax: (888)782-2351

Teacher’s Pet, Inc.
(a Development Stage Company)
Balance Sheets

	December 31,
	2009	2008
		(RESTATED)
Assets

Current assets:
Cash	$2,194	$694
Inventory	-	-
Total current assets	2,194	694

Computer equipment, net of accumulated depreciation of $4,192
and $3,076 as of 12/31/09 and 12/31/08, respectively	614	1,730

	$2,808	$2,424

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$1,550	$-
Total current liabilities	1,550	-

Stockholders’ equity:
Common stock, $0.001 par value, 75,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441	3,441
Additional paid-in capital	35,835	23,585
(Deficit) accumulated during development stage	(38,018)	(24,602)
Total stockholders’ equity	1,258	2,424

Total liabilities and stockholders’ equity	$2,808	$2,424

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Operations

	For the years ended		September 17, 2004
	December 31,		(Inception) to
	2009	2008	December 31, 2009
		(RESTATED)

Revenue	$-	$-	$-

Expenses:
Depreciation expense	1,116	1,116	4,192
General and administrative expenses	12,300	6,720	32,312
Total expenses	13,416	7,836	36,504

(Loss) before provision for income taxes	(13,416)	(7,836)	(36,504)

Other expenses:
Interest expense	-	-	(4)
Impairment of inventory	-	(1,510)	(1,510)
Total other expenses	-	(1,510)	(1,514)

(Loss) before provision for income taxes	(13,416)	(9,346)	(38,018)

Provision for income taxes	-	-	-

Net (loss)	$(13,416)	$(9,346)	$(38,018)

Weighted average number of
common shares outstanding - basic and fully diluted	3,440,500	3,440,500

Net (loss) per share-basic and fully diluted	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statement of Stockholders’ Equity

					(Deficit)
					Accumulated
			Additional		During	Total
	Common Stock		Paid-in	Subscriptions	Development	Stockholders’
	Shares	Amount	Capital	Receivable	Stage	Equity

September 2004
Founder shares
issued for cash	1,400,000	$1,400	$-	$-	$-	$1,400

September 2004
Donated capital	-	-	200	-	-	200

October 2004
Founders shares
issued for cash	1,600,000	1,600	1,800	-	-	3,400

Net (loss)
For the period September 17, 2004
(inception) to December 31, 2004	-	-	-	-	(637)	(637)

Balance, December 31, 2004	3,000,000	3,000	2,000	-	(637)	4,363

December 2005
Private placement	160,500	161	7,865	-	-	8,026

December 2005
Subscriptions receivable	160,000	-	-	8,000	-	8,000

Net (loss)
For the year ended
December 31, 2005	-	-	-	-	(669)	(669)

Balance, December 31, 2005	3,320,500	3,161	9,865	8,000	(1,306)	19,720

January 2006
Cash paid for subscriptions
receivable	-	160	7,840	(8,000)	-	-

May 2006
Private placement	120,000	120	5,880	-	-	6,000

Net (loss)
For the year ended
December 31, 2006	-	-	-	-	(4,949)	(4,949)

Balance, December 31, 2006	3,440,500	3,441	23,585	-	(6,255)	20,771

Net (loss)
For the year ended
December 31, 2007	-	-	-	-	(9,001)	(9,001)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statement of Stockholders’ Equity (continued)

Balance, December 31, 2007	3,440,500	$3,441	$23,585	$-	$(15,256)	$11,770

Net (loss)
For the year ended
December 31, 2008	-	-	-	-	(8,349)	(8,349)

Balance, December 31, 2008	3,440,500	$3,441	$23,585	$-	$(23,605)	$3,421

April 2009
Donated capital	-	-	3,250	-	-	3,250

July 2009
Donated capital	-	-	2,500	-	-	2,500

December 2009
Donated capital	-	-	6,500	-	-	6,500

Net (loss)
For the year ended
December 31, 2009	-	-	-	-	(13,416)	(13,416)

Balance, December 31, 2009	3,440,500	$3,441	$35,835	$-	$(38,018)	$1,258

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Statements of Cash Flows

	For the years ended		September 17, 2004
	December 31,		(Inception) to
	2009	2008	December 31, 2009
		(RESTATED)

Operating activities
Net (loss)	$(13,416)	$(9,346)	$(38,018)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	1,116	1,116	4,192
Changes in operating assets and liabilities:
Decrease in inventory	-	1,510	-
Increase (decrease) in accounts payable	1,550	(2,522)	1,550
Net cash (used) by operating activities	(10,750)	(9,242)	(32,276)

Investing activities
Purchase of fixed assets	-	-	(4,806)
Net cash (used) by investing activities	-	-	(4,806)

Financing activities
Donated capital	12,250	-	12,450
Issuances of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	12,250	-	39,276

Net increase in cash	1,500	(9,242)	2,194
Cash – beginning	694	9,936	-
Cash – ending	$2,194	$694	$2,194

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Financial Statements
December 31, 2009

Note 1 – History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company is authorized to issue up to 75,000,000 shares of its common stock with a par value of $0.001 per share.

The business of the Company is to sell supplies for teachers via the Internet.  The Company has limited operations and in accordance with FASB ASC 915-10, “Development Stage Entities,” the Company is considered a development stage company.

Note 2 – Restatement of financial statements

In connection with the preparation of the Company’s audited financial statements for the year ended December 31, 2009, the Company determined that there were errors in accounting treatment and reported amounts in its previously filed financial statements.  As a result, the Company determined to restate its financial statements for the year ended December 31, 2008 and the period from September 17, 2004 (Inception) to December 31, 2008.  The restatements are included in this Annual Report on Form 10-K.

These restated financial statements include adjustments related primarily to the following:

Inventory and Impairment Expense.  The Company has restated its December 31, 2008 financial statements to reflect the impairment of existing inventory.  The resulting impairment expense totaled $1,510 during the year ended December 31, 2008 and for the period from September 17, 2004 (Inception) to December 31, 2008.  Resultantly, inventory has been restated down to its net realizable value of $0 as of December 31, 2008.

The foregoing adjustments did not affect the Company’s previously reported cash and cash equivalents balances in prior periods.  The following tables present the effect of the restatement adjustments by financial statement line item for the Balance Sheet, Statements of Operations and Statements of Cash Flows.

Balance Sheet as of December 31, 2008

	As of December 31, 2008
	As
	Previously
	Stated	Adjustments	As Restated

Assets

Current assets:
Cash	$694	$-	$694
Inventory	997	(997)	-
Total current assets	1,691	(997)	694

Fixed assets, net	1,730	-	1,730

Total assets	$3,421	$(997)	$2,424

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$-	$-	$-
Total current liabilities	-	-	-

Stockholders’ equity
Common stock, $0.001 par value, 75,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441	-	3,441
Additional paid-in capital	23,584	-	23,584
(Deficit) accumulated during development stage	(23,605)	(997)	(24,602)
Total stockholders’ equity	3,421	(997)	2,424

Total liabilities and stockholders’ equity	$3,421	$(997)	$2,424

Statements of Operations for the year ended December 31, 2008 and for the period from September 17, 2004 (Inception) to December 31, 2008

	For the year ended			September 17, 2004 (Inception) to
	December 31, 2008			December 31, 2008
	As			As
	Previously			Previously
	Stated	Adjustments	As Restated	Stated	Adjustments	As Restated

Revenue	$-	$-	$-	$-	$-	$-

Expenses:
Depreciation	1,116	-	1,116	3,076	-	3,076
General and administrative expenses	6,720	-	6,720	20,012	-	20,012
Total expenses	7,836	-	7,836	23,088	-	23,088

Operating Loss	(7,836)	-	(7,836)	(23,088)	-	(23,088)

Other expenses:
Interest expense	-	-	-	(4)	-	(4)
Impairment of inventory	(513)	(997)	(1,510)	(513)	(997)	(1,510)
Total other expenses	(513)	(997)	(1,510)	(517)	(997)	(1,514)

(Loss) before provision for income taxes	(8,349)	(997)	(9,346)	(23,605)	(997)	(24,602)

Provision for income taxes	-	-	-	-	-	-

Net (loss)	$(8,349)	$(997)	$(9,346)	$(23,605)	$(997)	$(24,602)

Weighted average number of
common shares outstanding
– basic and fully diluted	3,440,500	-	3,440,500

Net (loss) per share
– basic and fully diluted	$(0.00)	$(0.00)	$(0.00)

Statements of Cash Flows for the year ended December 31, 2008 and for the period from September 17, 2004 (Inception) to December 31, 2008

	For the year ended			September 17, 2004 (Inception) to
	December 31, 2008			December 31, 2008
	As			As
	Previously			Previously
	Stated	Adjustments	As Restated	Stated	Adjustments	As Restated

Operating activities
Net (loss)	$(8,349)	$(997)	$(8,349)	$(23,605)	$(997)	$(24,602)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Subscriptions receivable	-	-	-	-	-	-
Depreciation	1,116	-	1,116	3,076	-	3,076
Changes in operating assets and liabilities:
(Increase) decrease in inventory	513	997	1,510	(997)	997	-
Increase in accounts payable	(2,522)	-	(2,522)	-	-	-
Net cash (used) by operating activities	(9,242)	-	(9,242)	(21,526)	-	(21,526)

Investing activities
Purchase of fixed assets	-	-	-	(4,806)	-	(4,806)
Net cash (used) by investing activities	-	-	-	(4,806)	-	(4,806)

Financing activities
Donated capital	-	-	-	200	-	200
Issuances of common stock	-	-	-	26,826	-	26,826
Common stock subscribed	-	-	-	-	-	-
Net cash provided by financing activities	-	-	-	27,026	-	27,026

Net increase (decrease) in cash	(9,242)	-	(9,242)	694	-	694
Cash – beginning	9,936	-	9,936	-	-	-
Cash – ending	$694	$-	$694	$694	$-	$694

Supplemental disclosures:
Interest paid	$-	$-	$-	$-	$-	$-
Income taxes paid	$-	$-	$-	$-	$-	$-

Non-cash transactions:
Subscriptions receivable	$-	$-	$-	$-	$-	$-
Number of shares issued
for subscriptions receivable	-	-	-	-	-	-
As a result of the aforementioned restatement the related disclosures included in the notes to the consolidated financial statements have been revised.

Note 3 – Accounting policies and procedures

Year end
The Company has adopted December 31 as its fiscal year end.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents
The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits.  For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.  There were no cash equivalents as of December 31, 2009 and 2008.

Concentrations of Risks: Cash Balances
The Company maintains its cash in institutions insured by the Federal Deposit Insurance Corporation (FDIC).  This government corporation insured balances up to $100,000 through October 13, 2008.  As of October 14, 2008 all non-interest bearing transaction deposit accounts at an FDIC-insured institution, including all personal and business checking deposit accounts that do not earn interest, are fully insured for the entire amount in the deposit account.  This unlimited insurance coverage is temporary and will remain in effect for participating institutions until December 31, 2009.

All other deposit accounts at FDIC-insured institutions are insured up to at least $250,000 per depositor until December 31, 2009.  On January 1, 2010, FDIC deposit insurance for all deposit accounts, except for certain retirement accounts, will return to at least $100,000 per depositor.  Insurance coverage for certain retirement accounts, which include all IRA deposit accounts, will remain at $250,000 per depositor.

Revenue recognition
The Company’s financial statements are prepared under the accrual method of accounting.  The Company recognizes revenue primarily from the sale of teaching materials and supplies.  The Company recognizes revenue from product sales when the products are sold, shipped and title passes to the purchaser.  Revenues are recognized in the period the products are sold and costs are recorded in the period incurred, rather than paid.  Based on historical data, the Company does not anticipate returns and therefore does not provide an allowance for returns or refunds.

Advertising costs
The Company expenses all costs of advertising as incurred.  There were no advertising costs included in selling, general and administrative expenses for the years ended December 31, 2009 and 2008.

Loss per share
Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per Share”.  Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period.  Diluted income (loss) per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive. The Company had no dilutive common stock equivalents, such as stock options or warrants as of December 31, 2009 and 2008.

Equipment
Property and equipment are recorded at historical cost.  Minor additions and renewals are expensed in the year incurred.  Major additions and renewals are capitalized and depreciated over their estimated useful lives.  When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.  Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes.  The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate.  The estimated useful lives for significant property and equipment categories are as follows:

Computer Equipment	3 years

The Company reviews the carrying value of property, plant and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition.  In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.  The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition and other economic factors.  Based on this assessment there was no impairment as December 31, 2009 and 2008.

Impairment of long-lived assets
Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired.  No such impairments have been identified by management at December 31, 2009 and 2008.

Inventory
Inventories consist of merchandise held for sale in the ordinary course of business, including cost of freight and other miscellaneous acquisition costs, and are stated at the lower of cost, or market determined on the first-in-first-out basis.  The Company records a write-down for inventories which have become obsolete or are in excess of anticipated demand or net realizable value.  The Company performs a detailed review of inventory each period that considers multiple factors including demand forecasts, market conditions, product life cycle status, product development plans and current sales levels. If future demand or market conditions for the Company’s products are less favorable than forecasted or if unforeseen changes negatively impact the utility of the Company’s inventory, it may be required to record additional write-downs which would negatively impact gross margins in the period when the write-downs are recorded. If actual market conditions are more favorable, the Company may have higher gross margins when products incorporating inventory that was previously written down are sold.

During the year ended December 31, 2008, management conducted a thorough review of the inventory in all of its product lines.  As a result, a provision for inventory losses of $1,510 was charged against operations in 2008 to write down inventory to its net realizable value.  This was based on the Company’s best estimates of product sales prices and customer demand patterns, and its plans to transition its products.  It is at least reasonably possible that the estimates used by the Company to determine its provision for inventory losses will materially different from the actual amounts or results.  These differences could result in materially higher than expected inventory provisions, which could have a materially adverse effect on the Company’s results of operations and financial condition in the near term.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2009 and 2008.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values.  Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Cost of Goods Sold
Cost of goods sold consists of the purchase price of products sold, inbound and outbound shipping charges, packaging supplies and costs associated with revenues and marketplace business.  The purchase price of the products, outbound shipping charges and the cost of tangible supplies used to package products for shipment to customers totaled $0 during the years ended December 31, 2009 and 2008.

Income Taxes
The Company follows FASB ASB 740-10, “Income Taxes” for recording the provision for income taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.  If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.  Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate.  Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Loss per share
Net loss per share is provided in accordance with FASB ASC 260-10 “Earnings Per Share”.  Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period.  The Company had no dilutive common stock equivalents, such as stock options or warrants as of December 31, 2009 and 2008.

General and administrative expenses
The significant components of general and administrative expenses consist of meals and entertainment expenses, legal and professional fees, outside services, office supplies, postage, and travel expenses.

Segment reporting
The Company follows FASB ASC 220-10, “Comprehensive Income”. The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends
The Company has not yet adopted any policy regarding payment of dividends.  No dividends have been paid or declared since inception.

Recent pronouncements
In June 2009, the FASB issued SFAS No. 168 (ASC Topic 105), “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS No. 168”) .   Under SFAS No. 168 the “FASB Accounting Standards Codification” (“Codification”) will become the source of authoritative US GAAP to be applied by nongovernmental entities.  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  On the effective date, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS No. 168 is effective for the Company’s interim quarterly period beginning July 1, 2009. The Company does not expect the adoption of SFAS No. 168 to have an impact on the financial statements.

In June 2009, the FASB issued SFAS No. 166, (ASC Topic 860) “Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140” (“SFAS 166”). The provisions of SFAS 166, in part, amend the derecognition guidance in FASB Statement No. 140, eliminate the exemption from consolidation for qualifying special-purpose entities and require additional disclosures. SFAS 166 is effective for financial asset transfers occurring after the beginning of an entity’s first fiscal year that begins after November 15, 2009. The Company does not expect the provisions of SFAS 166 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2009, the FASB issued SFAS No. 164, (ASC Topic 810) “Not-for-Profit Entities: Mergers and Acquisitions – including an amendment of FASB Statement No. 142” (“SFAS 164”). The provisions of SFAS 164 provide guidance on accounting for a combination of not-for-profit entities either via merger or acquisition.  SFAS 164 is effective for mergers occurring on or after the beginning of an initial reporting period beginning on or after December 15, 2009 and acquisitions occurring on or after the beginning of the first annual reporting period beginning on or after December 15, 2009. The Company does not expect the provisions of SFAS 164 to have a material effect on the financial position, results of operations or cash flows of the Company.

In June 2009, the Securities and Exchange Commission’s Office of the Chief Accountant and Division of Corporation Finance announced the release of Staff Accounting Bulletin (SAB) No. 112. This staff accounting bulletin amends or rescinds portions of the interpretive guidance included in the Staff Accounting Bulletin Series in order to make the relevant interpretive guidance consistent with current authoritative accounting and auditing guidance and Securities and Exchange Commission rules and regulations. Specifically, the staff is updating the Series in order to bring existing guidance into conformity with recent pronouncements by the Financial Accounting Standards Board, namely, Statement of Financial Accounting Standards No. 141 (revised 2007) (ASC Topic 805), Business Combinations, and Statement of Financial Accounting Standards No. 160 (ASC Topic 810), Non-controlling Interests in Consolidated Financial Statements. The statements in staff accounting bulletins are not rules or interpretations of the Commission, nor are they published as bearing the Commission's official approval. They represent interpretations and practices followed by the Division of Corporation Finance and the Office of the Chief Accountant in administering the disclosure requirements of the Federal securities laws.

The Company has evaluated the following recent pronouncements and standards and has determined that, upon adoption, there will be no impact on the Company’s financial statements and reporting:

In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-08 (ASU 2010-08), Technical Corrections to Various Topics.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-07 (ASU 2010-07), Not-for-Profit Entities (Topic 958): Not-for-Profit Entities: Mergers and Acquisitions.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-05 (ASU 2010-05), Compensation – Stock Compensation (Topic 718).
In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-04 (ASU 2010-04), Accounting for Various Topics—Technical Corrections to SEC Paragraphs.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-03 (ASU 2010-03), Extractive Activities—Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures.

In January 2010, the FASB issued Accounting Standards Update 2010-02, Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary.

In January 2010, the FASB issued Accounting Standards Update 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash (A Consensus of the FASB Emerging Issues Task Force).

In December 2009, the FASB issued Accounting Standards Update 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 167. (See FAS 167 effective date below).

In December 2009, the FASB issued Accounting Standards Update 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 166. (See FAS 166 effective date below)

In October 2009, the FASB issued Accounting Standards Update 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing.  This Accounting Standards Update amends the FASB Accounting Standard Codification for EITF 09-1.  (See EITF 09-1 effective date below).

In October 2009, the FASB issued Accounting Standards Update 2009-14, Software (Topic 985): Certain Revenue Arrangements That Include Software Elements.
In October 2009, the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

In July 2009, the FASB ratified the consensus reached by EITF (Emerging Issues Task Force) issued EITF No. 09-1, (ASC Topic 470) “Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance” (“EITF 09-1”).

In June 2009, the FASB issued SFAS No. 167 (ASC Topic 810), “Amendments to FASB Interpretation No. 46(R) (“SFAS 167”).

In September 2008, the FASB issued exposure drafts that eliminate qualifying special purpose entities from the guidance of SFAS No. 140   (ASC Topic 860), “Accounting for Transfers and Servicing of Financial Assets and  Extinguishments of Liabilities,” and  FASB  Interpretation 46 (ASC Topic 810) (revised December 2003), “Consolidation of  Variable  Interest Entities − an interpretation of ARB  No. 51 (ASC Topic 810),” as well as other modifications.

Note 4 - Going concern

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The Company had an accumulated deficit of $38,018. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In the event additional capital is required, the President of the Company has agreed to provide funds over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  The Company is contemplating conducting an offering of its debt or equity securities to obtain additional operating capital.  The Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Note 5 – Impairment of Assets

During the year ended December 31, 2008, management conducted a thorough review of the inventory in all of its product lines.  As a result, a provision for inventory losses of $1,510 was charged against operations in 2008 to write down inventory to its net realizable value.  This was based on the Company’s best estimates of product sales prices and customer demand patterns, and its plans to transition its products.  It is at least reasonably possible that the estimates used by the Company to determine its provision for inventory losses will materially different from the actual amounts or results.  These differences could result in materially higher than expected inventory provisions, which could have a materially adverse effect on the Company’s results of operations and financial condition in the near term.

Note 6 – Fixed assets

Fixed assets as of consisted of the following:

	December 31,
	2009	2008
Computer equipment	$4,806	$4,806

Accumulated depreciation	(4,192)	(3,076)
	$614	$1,730

During the years ended December 31, 2009 and 2008, the Company recorded depreciation expense of $1,116 and $1,116, respectively.

Note 7 – Income taxes

For the years ended December 31, 2009 and 2008, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded.  In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At December 31, 2009 and 2008, the Company had approximately $38,018 and $24,602 of federal and state net operating losses.  The net operating loss carryforwards, if not utilized, will begin to expire in 2024. The provision for income taxes consisted of the following components for the year ended December 31:

Components of net deferred tax assets, including a valuation allowance, are as follows at December 31:

	December 31,
	2009	2008
Deferred tax assets:
Net operating loss carryforwards	13,306	8,610
Valuation allowance	(13,306)	(8,610)
Total deferred tax assets	$-0-	$-0-

The valuation allowance for deferred tax assets as of December 31, 2009 and 2008 was $13,306 and $8,610, respectively.  In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible.  Management considers the scheduled reversals of future deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.  As a result, management determined it was more likely than not the deferred tax assets would not be realized as of December 31, 2009 and 2008, and recorded a full valuation allowance.

Reconciliation between the statutory rate and the effective tax rate is as follows at December 31, 2009:

2009 & 2008
Federal statutory tax rate	(35.0)%
Permanent difference and other	35.0%

Note 8 – Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

On April 3, 2009, the sole officer and director of the Company donated cash in the amount of $3,250.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On July 2, 2009, the sole officer and director of the Company donated cash in the amount of $2,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On December 14, 2009, the sole officer and director of the Company donated cash in the amount of $6,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

As of December 31, 2009, there have been no other issuances of common stock.

Note 9 – Warrants and options

As of December 31, 2009 and 2008, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 10 – Related party transactions

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

On April 3, 2009, the sole officer and director of the Company donated cash in the amount of $3,250.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On July 2, 2009, the sole officer and director of the Company donated cash in the amount of $2,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On December 14, 2009, the sole officer and director of the Company donated cash in the amount of $6,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

The Company does not lease or rent any property.  Office services are provided without charge by an officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

Note 11 – Subsequent Events

The Company has evaluated subsequent events through March 29, 2010, the date the financial statements were available to be issued.  As of this date, nothing has happened that requires disclosure.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information we are required to disclose in reports filed under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are not effective to ensure that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Our Board of Directors were advised by Seale & Beers, CPAs, LLC, the Company’s independent registered public accounting firm, that during their performance of audit procedures for 2009 Seale & Beers, CPAs, LLC identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 2 in the Company’s internal control over financial reporting.

This deficiency consisted primarily of inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews.  However, the size of the Company prevents us from being able to employ sufficient resources to enable us to have adequate segregation of duties within our internal control system.  Management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America and includes those policies and procedures that:

1.	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

2.
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

3.
Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.  Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process.  Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk.

As of December 31, 2009, management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") and SEC guidance on conducting such assessments.  Based on that evaluation, they concluded that, during the period covered by this report, such internal controls and procedures were not effective to detect the inappropriate application of US GAAP rules as more fully described below.  This was due to deficiencies that existed in the design or operation of our internal controls over financial reporting that adversely affected our internal controls and that may be considered to be material weaknesses.

The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were:

1.
Lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures;

2.	Inadequate segregation of duties consistent with control objectives; and
3.	Ineffective controls over period end financial disclosure and reporting processes.

The aforementioned material weaknesses were identified by our Chief Executive Officer in connection with the review of our financial statements as of December 31, 2009.

Management believes that the material weaknesses set forth in items (2) and (3) above did not have an effect on our financial results.  However, management believes that the lack of a functioning audit committee and the lack of a majority of outside directors on our board of directors results in ineffective oversight in the establishment and monitoring of required internal controls and procedures, which could result in a material misstatement in our financial statements in future periods.

This annual report does not include an attestation report of the Corporation's registered public accounting firm regarding internal control over financial reporting.  Management's report was not subject to attestation by the Corporation's registered public accounting firm pursuant to temporary rules of the SEC that permit the Corporation to provide only the management's report in this annual report.

Management’s Remediation Initiatives

In an effort to remediate the identified material weaknesses and other deficiencies and enhance our internal controls, we have initiated, or plan to initiate, the following series of measures:

1.	We plan to form an audit committee, which we expect to take place in 2010.
2.	We are seeking to add additional personnel, who may be appointed to our board of directors as outside members and/or serve in a capacity to allow us to better segregate job responsibilities.
3.	We have developed internal control procedures over financial disclosure and reporting. However, these procedures are, and will continue to be, ineffective without additional personnel.

Changes in internal controls over financial reporting

There was no change in our internal controls over financial reporting that occurred during the period covered by this report, which has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

OTHER INFORMATION

None.

PART III

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our directors are elected by the stockholders to a term of one (1) year and serve until their successors are elected and qualified.  The officers are appointed by the Board of Directors to a term of one (1) year and serves until his/her successor is duly elected and qualified, or until he/she is removed from office.  The Board of Directors has no nominating, auditing, or compensation committees.

The names and ages of our directors and executive officers and their positions are as follows:

Name	Position	Period of Service (1)
Tracie Hadama(2)	President, Treasurer, CEO and Director	September 2009 – 2010

Notes:

1.
All directors will hold office until the next annual meeting of the stockholders, which shall be held in September of 2010, and until successors have been elected and qualified.  Our officers were appointed by the Board of Directors and will hold office until they resigns or are removed from office.

2.
The officers and directors of Teacher’s Pet have obligations to entities other than the Company.  We expect each individual to spend approximately not less than 10 hours per week on our business affairs, or as needed.  At the date of this prospectus, we are not engaged in any transactions, either directly or indirectly, with any persons or organizations considered promoters.

Background of Directors, Executive Officers, Promoters and Control Persons

Tracie Hadama, President, Chief Executive Officer and Director:  Tracie Hadama has been an educator in the Clark County School District from 1999 through 2005.  She began her career as an educator at John C. Vanderburg Elementary School in Henderson, Nevada from 1999 to 2001.  Most recently, Mrs. Hadama was a third-grade teacher at Elise L. Wolff Elementary School, in Las Vegas, Nevada, from 2001 through 2005.  Concurrently, from 2002 to 2005, Mrs. Hadama has participated in the Clark County School District New Teacher Orientation Cadre, a mandatory program for all teachers new to the district.  The cadre seeks to provide new teachers with practical, real-world knowledge from peers that is rarely learned in a university classroom or from a textbook.  In addition, Mrs. Hadama has been involved in various school committees and has served as grade level chairperson.  Mrs. Hadama obtained her Bachelor’s Degree in Elementary Education from the University of Nevada, Las Vegas in 1999.  In 2004, she completed her Master’s Degree with an emphasis in Literacy from Lesley University.  Mrs. Hadama is currently devoting all her efforts to executing the business plan of Teacher’s Pet, Inc.

Family Relationships

None.

Involvement on Certain Material Legal Proceedings During the Last Five Years

No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

No bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

Audit Committee and Financial Expert

We do not have an Audit Committee. Our director performs some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. We do not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  As a company with securities registered under Section 15(d) of the Exchange Act, our executive officers and directors, and persons who beneficially own more than ten percent of our common stock are not required to file Section 16(a) reports.

Code of Ethics

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serves in all the above capacities.

Corporate Governance

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our sole Director performs some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company.

Director Nomination Procedures

Nominees for Directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates and does not intend to in the near future. In selecting a nominee for director, the Board or management considers the following criteria:

1.
Whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to our affairs;

2.
Whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
Whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to our current or future business, will add specific value as a Board member; and

4.	Whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board or management has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather, the Board or management will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a Director. During 2008, we received no recommendation for Directors from our stockholders.

We will consider for inclusion in our nominations of new Board of Directors nominees proposed by stockholders who have held at least 1% of our outstanding voting securities for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for our consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to our Secretary at the following address: 1052 Las Palmas Entrada, Henderson, Nevada 89012.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the most recent two fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid with respect to those years and months, to the Chief Executive Officer and, to the extent applicable, each of the three other most highly compensated executive officers of the Company in all capacities in which they served:

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Tracie Hadama	2009	0	0	0	0	0	0	0	0
President	2008	0	0	0	0	0	0	0	0

Directors' Compensation

Our director is not entitled to receive compensation for services rendered to us, or for each meeting attended except for reimbursement of out-of-pocket expenses.  We have no formal or informal arrangements or agreements to compensate our director for services she provides as a director of our company.

Employment Contracts and Officers' Compensation

Since our incorporation, we have not paid any compensation to our officers, directors and employees.  We do not have employment agreements.  Any future compensation to be paid will be determined by our Board of Directors, and an employment agreement will be executed.  We do not currently have plans to pay any compensation until such time as we are cash flow positive.

Stock Option Plan And Other Long-term Incentive Plan

We currently do not have existing or proposed option/SAR grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of the date of this offering with respect to the beneficial ownership of our common stock by all persons known by us to be beneficial owners of more than 5% of any such outstanding classes, and by each director and executive officer, and by all officers and directors as a group.  Unless otherwise specified, the named beneficial owner has, to our knowledge, either sole or majority voting and investment power.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares (1)	Amount of Beneficial Ownership (2)	Percent of Class

Common	Tracie Hadama, President, CEO and Director	3,000,000	87.20%

	All Directors and Officers as a group (1 person)	3,000,000	87.20%

Notes:

1.	The address for Tracie Hadama is c/o Teacher’s Pet, Inc., 1052 Las Palmas Entrada, Henderson, Nevada 89012.

2.
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

3.	The aggregate amount of shares issued and outstanding is 3,440,500.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On September 17, 2004, we issued 1,400,000 shares of $0.001 par value common stock to Tracie Hadama, our sole officer and director, in exchange for cash in the amount of $1,400.

On September 30, 2004, Mrs. Hadama paid for expenses on our behalf in the amount of $200, related specifically to the filing of our annual list of officers and directors in the State of Nevada.

On October 17, 2004, we issued an additional 1,600,000 shares of our $0.001 par value common stock to Mrs. Hadama, in exchange for cash in the amount of $3,400.

During the year ended December 31, 2009, Mrs. Hadama contributed capital to us cash in the aggregate amount of $12,250.  The funds were donated to us and are not expected to be repaid.

Additionally, we use office space and services provided without charge by Mrs. Hadama.

Director Independence

None.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth fees billed to us by our independent auditors for the years ended 2009 and 2008 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

SERVICES	2009	2008

Audit fees	$7,250	$6,500
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

Total fees	$7,250	$6,500

EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws
a. Articles of Incorporation (1)
b. Bylaws (1)

31	Rule 13a-14(a)/15d-14(a) Certification

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TEACHER’S PET, INC.
(Registrant)

By: /s/ Tracie Hadama, President & CEO

In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

Signature	Title	Date

/s/ Tracie Hadama	President, CEO and Director	March 31, 2009
Tracie Hadama

/s/ Tracie Hadama	Chief Financial Officer	March 31, 2009
Tracie Hadama

/s/ Tracie Hadama	Chief Accounting Officer	March 31, 2009
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: March 31, 2010

Or

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 N. Green Valley Parkway, Suite 440-484 Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)

(702) 879-8565
(Registrant's telephone number, including area code)

1052 Las Palmas Entrada
Henderson, NV 89012
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	3,440,500 shares
(Class)	(Outstanding as at May 6, 2010)

PART I – FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-K previously filed with the Commission on April 1, 2010.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Balance Sheets
(unaudited)

	March 31,	December 31,
	2010	2009

Current assets:
Cash	$2,194	$2,194
Accounts receivable	150	-
Total current assets	$2,344	$2,194

Computer equipment, net of accumulated depreciation of $4,405
and $4,192 as of 3/31/2010 and 12/31/2009, respectively	401	614

Total assets	$2,745	$2,808

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$50	$1,550
Note payable – related party	6,040	-
Total current liabilities	6,090	1,550

Stockholders’ equity
Common stock, $0.001 par value, 200,000,000 shares
authorized, 3,440,500 shares issued and outstanding	3,441	3,441
Additional paid-in capital	39,335	35,835
(Deficit) accumulated during development stage	(46,121)	(38,018)
Total stockholders’ equity (deficit)	(3,345)	1,258

Total liabilities and stockholders’ equity (deficit)	$2,745	$2,808

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Operations
(unaudited)

	Three Months Ended		September 17, 2004
	March 31,		(Inception) to
	2010	2009	March 31, 2010

Revenue	$150	$-	$150
Cost of sales	-	-	-

Gross profit	150	-	150

Expenses:
Depreciation expense	213	279	4,405
General and administrative expenses	8,040	3,250	40,352
Total expenses	8,253	3,529	44,757

Operating loss	(8,103)	(3,529)	(44,607)

Other expenses:
Interest expense	-	-	(4)
Impairment of inventory	-	-	(1,510)
Total other expenses	-	-	(1,514)

(Loss) before provision for income taxes	(8,103)	(3,529)	(46,121)

Provision for income taxes	-	-	-

Net (loss)	$(8,103)	$(3,529)	$(46,121)

Weighted average number of
common shares outstanding – basic and fully diluted	3,440,500	3,440,500

Net (loss) per share – basic and fully diluted	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Cash Flows
(unaudited)

	Three Months Ended		September 17, 2004
	March 31,		(Inception) to
	2010	2009	March 31, 2010
Operating activities
Net (loss)	$(8,103)	$(3,529)	$(46,121)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	213	279	4,405
Changes in operating assets and liabilities:
(Increase) in inventory	-	-	-
(Increase) in accounts receivable	(150)	-	(150)
Increase (decrease) in accounts payable	(1,500)	3,250	50
Net cash (used) by operating activities	(9,540)	-	(41,816)

Investing activities
Purchase of fixed assets	-	-	(4,806)
Net cash (used) by investing activities	-	-	(4,806)

Financing activities
Proceeds from note payable – related party	6,040	-	6,040
Donated capital	3,500	-	15,950
Issuances of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	9,540	-	48,816

Net increase(decrease) in cash	-	-	2,194
Cash – beginning	2,194	694	-
Cash – ending	$2,194	$694	$2,194

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Condensed Financial Statements
(Unaudited)

Note 1 – Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these consolidated interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2009 and notes thereto included in the Company's Form 10-K annual report.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 – History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has limited operations and in accordance with FASB ASC 915-10, “Development Stage Entities,” the Company is considered a development stage company.  The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Note 3 – Going concern

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The Company had an accumulated deficit of $46,121. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In the event additional capital is required, the President of the Company has agreed to provide funds over the next twelve-month period, as may be required.  However, the Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  The Company is contemplating conducting an offering of its debt or equity securities to obtain additional operating capital.  The Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing.  There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Note 4 – Fixed assets

Fixed assets as of March 31, 2010 and 2009, consisted of the following:

	March 31,
	2010	2008

Computer equipment	$4,806	$4,806
Accumulated depreciation	(4,405)	(3,355)
	$401	$1,451

During the three months ended March 31, 2010 and 2009, the Company recorded depreciation expense of $213 and $279, respectively.

Note 5 – Debt obligations

On March 25, 2010, the Company issued an aggregate of $6,040 in debt securities to the sole officer and director of the Company.  The note bears no interest and is due on demand.  As of March 31, 2010, the balance owed is $6,040.

Note 6 – Stockholders’ equity

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On September 30, 2004, the sole officer and director of the Company paid for expenses on our behalf in the amount of $200.  The entire amount is donated and has been recorded as additional paid-in capital.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

Through December 2005, the Company issued 320,500 shares of its $0.001 par value common stock for total cash of $16,025 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.  In addition, there were subscriptions receivable in the amount of $8,000 for 160,000 shares of par value common stock.

In May 2006, the Company issued 120,000 shares of its par value common stock for total cash of $6,000 in a private placement pursuant to Regulation D, Rule 505, of the Securities Act of 1933, as amended.

On April 3, 2009, the sole officer and director of the Company donated cash in the amount of $3,250.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On July 2, 2009, the sole officer and director of the Company donated cash in the amount of $2,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On December 14, 2009, the sole officer and director of the Company donated cash in the amount of $6,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

On March 30, 2010, the sole officer and director of the Company donated cash in the amount of $3,500.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

As of March 31, 2010, there have been no other issuances of common stock.

Note 7 – Warrants and options

As of March 31, 2010, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 8 – Related party transactions

On September 17, 2003, the Company issued 1,400,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $1,400.

On October 17, 2004, the Company issued 1,600,000 shares of its par value common stock as founders’ shares to an officer and director in exchange for cash in the amount of $3,400.

From our inception to March 30, 2010, the sole officer and director of the Company donated cash in the amount of $21,990.  The entire amount was donated, is not expected to be repaid and has been recorded as additional paid-in capital.

The Company does not lease or rent any property.  Office services are provided without charge by an officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

Note 9 – Subsequent Events

The Company has evaluated subsequent events through May 11, 2010, the date the financial statements were available to be issued.  As of this date, nothing has happened that requires disclosure.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This Quarterly Report contains “forward-looking statements,” as defined within the Private Securities Litigation Reform Act of 1995, about Teacher’s Pet, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.  There may be other risks and circumstances that management may be unable to predict.

Management’s Discussion and Results of Operation

Overview

We are in the business of selling products and providing services to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Revenues

During the first quarter of 2010, we begun to generate revenues from services provided to elementary educators.  Our services included assistance and consultation of lesson plan development and tutoring of elementary students.  In this period, we generated a total of $150 in revenues.  In comparable three month period ended March 31, 2009, we did not generate any revenues.  Since inception, we have only generated $150 in revenues, related specifically to revenues earned in the three months ended March 31, 2010.  Our management believes that, due to budget constraints imposed on school boards, often in the form of furloughs, educators are being asked to compress educational objectives into shortened time frames and larger student-to-teacher ratios.  Thus, educators have been seeking personal assistance, even at personal financial sacrifice, as all monies paid by teachers for supplies and assistances are typically not refunded by schools.  Therefore, our management believes we can provide the assistance teachers require at a reasonable cost.

Expenses

In pursuit of our business objectives, we have incurred expenses primarily consisting of accounting and consulting fees, as well as depreciation expense on our computer equipment.  Total operating expenses during the three months ended March 31, 2010 were $8,253, compared to $3,529 in the period ended March 31, 2009.  The increase in total expenses during the comparable periods from 2009 to 2010 is due primarily to our efforts to reinvigorate our business, through the hiring of third parties to assist and consult with various aspects of our business, such as strategic consulting, which cost us a total of $3,500 in the three months ended March 31, 2010.  We expect our operational expenses to increase materially in future periods, as we continue to seek avenues to generate sufficient revenues to sustain our operations organically.  Since our inception to March 31, 2010, total expenses were $44,757.

During the year ended December 31, 2009, our management reviewed inventory on hand and, based upon anticipated customer demand and an overall evaluation of the market for such similar products, we decided to impair all existing items in inventory.  As such, we recorded a provision for inventory losses in the amount of $1,510 to write down inventory.  As a result of this impairment, we currently have no existing saleable inventory.

Additionally, since our inception, we have recorded interest expense in the amount of $4, related to interest finance charges incurred on our credit card.

Net losses

In the three month period ended March 31, 2010, our net loss totaled $8,103, compared to a net loss of $3,529 in the three month period ended March 31, 2009.  We have not been profitable from our inception in 2004 through present 2010, and our accumulated deficit amounts to $46,121.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.  We have no recurring or guaranteed source of revenues and cannot predict when, if ever, we will become profitable.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

Plan of Operation

In order for us to achieve profitability and support our planned ongoing operations, we believe that we must generate a minimum of approximately $25,000 in sales per year.  However, we cannot guarantee that we will generate any sales, let alone achieve that target.

Currently, educators are stressed financially and professionally.  School Districts are eliminating positions, increasing class sizes, furloughing employees and imposing hiring freezes.  Although educators are paid relatively little compared to most other professions, they are proud of what they do and a substantial number of them sacrifice personal wealth for the benefit of their students.  Personal conversations between our sole officer and educators have led us to offer personal services in the form of lesson plan consultation and development and tutoring services at reasonable costs.  While we have begun to generate minimal revenues from these services, we believe our future business environment to be challenging, at best.  As a result, we cannot guarantee that we will generate any sales, let alone achieve our target of $25,000 in annual sales.

Despite the challenges we expect to continue to face, our management remains steadfast in the belief that a child’s education is the priority of all parents and teachers.  Consequently, we are planning to initiate the following initiatives:

1.
Attain Financing:  Our cash on hand as of March 31, 2010 was $2,194.  We do not believe this is sufficient to support our ongoing minimal level of operations, nor to undertake the initiatives set forth hereto.  Therefore, we plan to raise additional capital through sales of equity or debt instruments, or some derivation thereupon.  We believe we require a minimum of $10,000 to successfully attempt the business development program we have planned.  We have thus far been unable to secure any such level of financing.  We cannot assure you that any additional financing can be obtained or, if obtained, that it will be on reasonable terms.  In the event we are unable to obtain any additional funds, we will be unable to conduct further operations and, consequently, go out of business.

2.
Acquire Inventory:  Although we are currently devoting significantly all of our efforts to providing personal assistance to educators, we plan to maintain pursuit of purchasing inventory from vendors such as Omni Products, Mirage International, Four Seasons Merchandise and Zhejiang Huangyan.  We believe merchandising of educational products remains our core business, with better potential to reach customers in diverse geographic areas.  Upon attaining funds, as set forth in initiative 1, above, we plan to begin to place purchase orders for saleable inventory.  As mentioned, the bulk of potential suppliers have very lenient purchase requirements; thus, we expect to require no more than $2,000, in funds with which to begin to purchase inventory.

3.
Establish a Website:  Previously, we relied upon word of mouth and personal sales to generate brand awareness and drive purchases.  Obviously, that did not provide any measurable success.  Therefore, we have reserved the domain www.eteacherspet.com, whereupon we plan to establish an e-commerce website.  We currently have no pages published.  Upon attaining sufficient financing, we plan to immediately begin development and publication of an operating e-commerce store.  Due to the depressed economy and relatively plentiful amount of web developers in the marketplace, we expect to be able to establish a functional website for no more than $3,000.  However, numerous factors will influence the actual price paid for full development, such as complexity of the build, number of products to be listed and other variables we may not foresee.

4.
Develop a Sales and Marketing Strategy:  Upon establishing a presence on the web, we plan to develop a sales and marketing strategy to generate awareness of our brand and website.  We believe this will be the single most difficult initiative, as we will have significantly limited control over its success.  At this time, we plan to utilize Google AdWords, establish sales accounts with Amazon.com and/or Buy.com, as well as attempt to establish link exchanges to facilitate the development organic Internet traffic.  This is our current strategy, though there can be no assurance that we will revise or develop a completely different plan.  We anticipate allocating, based upon a $10,000 financing commitment, up to $5,000 toward our Internet marketing strategy.

5.
Identify and Appoint Additional Employees or Executives:  Our sole officer and director may not have sufficient experience or foresight to be able to direct every aspect of our business.  We intend to seek additional personnel, to employ or appoint to executive officer status, that can provide additional expertise or, at a minimum, the ability to segregate responsibilities to have more effective internal controls.  Unfortunately, the $10,000 minimum financing amount is insufficient to complete this initiative.  However, our sole officer and director believes she has contacts with educators or stay-at-home parents that could volunteer time or expertise to our operations on a part time basis until our finances permit hiring full-time or more qualified personnel.

There are no known trends, events or uncertainties, other than those disclosed heretofore, that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Controls and Procedures

Management’s Report On Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America and includes those policies and procedures that:

1.	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

2.
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

3.
Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.  Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process.  Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk.

As of March 31, 2010, management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") and SEC guidance on conducting such assessments.  Based on that evaluation, they concluded that, during the period covered by this report, such internal controls and procedures were not effective to detect the inappropriate application of US GAAP rules as more fully described below.  This was due to deficiencies that existed in the design or operation of our internal controls over financial reporting that adversely affected our internal controls and that may be considered to be material weaknesses.

The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were:

1.
Lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures;

2.	Inadequate segregation of duties consistent with control objectives; and

3.	Ineffective controls over period end financial disclosure and reporting processes.

The aforementioned material weaknesses were identified by our Chief Executive Officer in connection with the review of our financial statements as of March 31, 2010.

Management believes that the material weaknesses set forth in items (2) and (3) above did not have an effect on our financial results.  However, management believes that the lack of a functioning audit committee and the lack of a majority of outside directors on our board of directors results in ineffective oversight in the establishment and monitoring of required internal controls and procedures, which could result in a material misstatement in our financial statements in future periods.

Management’s Remediation Initiatives

In an effort to remediate the identified material weaknesses and other deficiencies and enhance our internal controls, we have initiated, or plan to initiate, the following series of measures:

1.	We plan to form an audit committee, which we expect to take place in the first quarter of 2010.

2.	We are seeking to add additional personnel, who may be appointed to our board of directors as outside members and/or serve in a capacity to allow us to better segregate job responsibilities.

3.	We have developed internal control procedures over financial disclosure and reporting. However, these procedures are, and will continue to be, ineffective without additional personnel.

Changes in internal controls over financial reporting

There was no change in our internal controls over financial reporting that occurred during the period covered by this report, which has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

PART II – OTHER INFORMATION

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation *

(b) By-Laws *

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

* Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER’S PET, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	May 14, 2010
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	May 14, 2010
Tracie Hadama	Chief Financial Officer

/s/ Tracie Hadama	Chief Accounting Officer	May 14, 2010
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: June 30, 2010

Or

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 333-138944

TEACHER’S PET, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 N. Green Valley Parkway, Suite 440-484 Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)

(702) 879-8565
(Registrant's telephone number, including area code)

____________________
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that ht registrant was required to submit and post such files).  Yes [   ]   No [X]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	51,607,500 shares
(Class)	(Outstanding as at August 13, 2010)

PART I – FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-K previously filed with the Commission on April 1, 2010.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Balance Sheets
(unaudited)

	June 30,	December 31,
	2010	2009

Current assets:
Cash	$2,269	$2,194
Total current assets	$2,269	$2,194

Computer equipment, net of accumulated depreciation of $4,567
and $4,192 as of 6/30/2010 and 12/31/2009, respectively	239	614

Total assets	$2,508	$2,808

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$1,800	$1,550
Note payable – related party	6,040	-
Total current liabilities	7,840	1,550

Stockholders’ equity
Common stock, $0.001 par value, 1,125,000,000 shares
authorized, 51,607,500 shares issued and outstanding	51,608	51,608
Additional paid-in capital	(8,832)	(12,332)
(Deficit) accumulated during development stage	(48,108)	(38,018)
Total stockholders’ equity (deficit)	(5,332)	1,258

Total liabilities and stockholders’ equity (deficit)	$2,508	$2,808

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Operations
(unaudited)

	Three months ended		Six months ended		September 17, 2004
	June 30,		June 30,		(Inception) to
	2010	2009	2010	2009	June 30, 2010

Revenue	$50	$-	$200	$-	$200
Cost of sales	-	-	-	-	-

Gross profit	50	-	200	-	200

Expenses:
Depreciation expense	163	279	375	558	4,567
General and administrative expenses	1,875	1,300	9,915	4,550	42,227
Total expenses	2,038	1,579	10,290	5,108	46,794

Operating loss	(1,988)	(1,579)	(10,090)	(5,108)	(46,594)

Other expenses:
Interest expense	-	-	-	-	(4)
Impairment expense	-	-	-	-	(1,510)
Total other expense	-	-	-	-	(1,514)

Loss before provision for income taxes	(1,988)	(1,579)	(10,090)	(5,108)	(48,108)

Provision for income taxes	-	-	-	-	-

Net loss	$(1,988)	$(1,579)	$(10,090)	$(5,108)	$(48,108)

Weighted average number of
common shares outstanding –
basic and fully diluted	51,607,500	51,607,500	51,607,500	51,607,500

Net loss per share – basic and
fully diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statement of Stockholders’ Equity
(unaudited)

					(Deficit)
					Accumulated
			Additional		During	Total
	Common Stock		Paid-in	Subscriptions	Development	Stockholders’
	Shares	Amount	Capital	Receivable	Stage	Equity

September 2004
Founder shares
issued for cash	21,000,000	$21,000	$(19,600)	$-	$-	$1,400

September 2004
Contributed capital	-	-	200	-	-	200

October 2004
Founders shares
issued for cash	24,000,000	24,000	(20,600)	-	-	3,400

Net (loss)
For the period September 17, 2004
(inception) to December 31, 2004	-	-	-	-	(637)	(637)

Balance, December 31, 2004	45,000,000	45,000	(40,000)	-	(637)	4,363

December 2005
Private placement	2,407,500	2,408	5,618	-	-	8,026

December 2005
Subscriptions receivable	2,400,000	-	-	8,000	-	8,000

Net (loss)
For the year ended
December 31, 2005	-	-	-	-	(669)	(669)

Balance, December 31, 2005	49,807,500	47,408	(34,382)	8,000	(1,306)	19,720

January 2006
Cash paid for subscriptions
receivable	-	2,400	5,600	(8,000)	-	-

May 2006
Private placement	1,800,000	1,800	4,200	-	-	6,000

Net (loss)
For the year ended
December 31, 2006	-	-	-	-	(4,949)	(4,949)

Balance, December 31, 2006	51,607,500	51,608	(24,582)	-	(6,255)	20,771

Net (loss)
For the year ended
December 31, 2007	-	-	-	-	(9,001)	(9,001)

Balance, December 31, 2007	51,607,500	51,608	(24,582)	-	(15,256)	11,770

(continued on next page)

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statement of Stockholders’ Equity (Continued)
(unaudited)

Net (loss)
For the year ended
December 31, 2008	-	-	-	-	(9,346)	(9,346)

Balance, December 31, 2008	51,607,500	51,608	(24,582)	-	(24,602)	2,424

April 2009
Contributed capital	-	-	3,250	-	-	3,250

July 2009
Contributed capital	-	-	2,500	-	-	2,500

December 2009
Contributed capital	-	-	6,500	-	-	6,500

Net (loss)
For the year ended
December 31, 2009	-	-	-	-	(13,416)	(13,416)

Balance, December 31, 2009	51,607,500	51,608	(12,332)	-	(38,018)	1,258

March 2010
Contributed capital	-	-	3,500	-	-	3,500

Net (loss)
For the six months ended
June 30, 2010	-	-	-	-	(10,090)	(10,090)

Balance, June 30, 2010	51,607,500	51,608	(8,832)	-	(48,108)	(5,332)

The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Condensed Statements of Cash Flows
(unaudited)

	Six months ended		September 17, 2004
	June 30,		(Inception) to
	2010	2009	June 30, 2010

Operating activities
Net loss	$(10,090)	$(5,108)	$(48,108)
Adjustments to reconcile net loss to net cash (used)
by operating activities:
Loans from related party	6,040	-	6,040
Depreciation	375	558	4,567
Changes in operating assets and liabilities
(Increase) in inventory	-	-	-
(Increase) in accounts receivable	-	-	-
Increase in accounts payable	250	1,300	1,800
Net cash (used) by operating activities	(3,425)	(3,250)	(35,701)

Investing activities
Purchase of fixed assets	-	-	(4,806)
Net cash (used) by investing activities	-	-	(4,806)

Financing activities
Contributed capital	3,500	3,250	15,950
Issuance of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	3,500	3,250	42,776

Net increase (decrease) in cash	75	-	2,269
Cash – beginning	2,194	694	-
Cash – ending	$2,269	$694	$2,269

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$917	$917

Non-cash transactions
Loans from related party	$6,040	$-	$6,040
The accompanying notes are an integral part of these financial statements.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Condensed Interim Financial Statements
(Unaudited)

Note 1 – Basis of presentation

The condensed interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with US generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These condensed statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these condensed interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2009 and notes thereto included in the Company's Form 10-K annual report.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 – History and organization of the company

The Company was organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  The Company has had minimal operations and is considered a development stage company.  The business of the Company is to sell supplies for teachers via the Internet.  The Company has limited operations and in accordance with FASB ASC 915-10, “Development Stage Entities,” the Company is considered a development stage company.  The Company is authorized to issue 1,125,000,000 shares of its $0.001 par value common stock.

Note 3 – Going concern

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. As of June 30, 2010, the Company had an accumulated deficit of $48,108. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

The Company is currently contemplating an offering of its equity or debt securities to finance continuing operations.  There are no agreements or arrangements currently in place or under negotiation to obtain such financing, and there are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Teacher’s Pet, Inc.
(a Development Stage Company)
Notes to Condensed Interim Financial Statements
(Unaudited)

Note 4 – Fixed assets

Fixed assets as of June 30, 2010 and December 31, 2009, consisted of the following:

	June 30,	December 31,
	2010	2009

Computer equipment	$4,806	$4,806
Accumulated depreciation	(4,567)	(4,192)
	$239	$614

During the six months ended June 30, 2010 and 2009, the Company recorded depreciation expenses of $375 and $558, respectively.

Note 5 – Debt obligations

On March 25, 2010, the Company issued an aggregate of $6,040 in debt securities to the sole officer and director of the Company.  The note bears no interest and is due on demand.  As of June 30, 2010, the balance owed is $6,040.

Note 6 – Accounts receivable

Accounts receivable are stated at the amount the Company expects to collect from outstanding balances and do not bear interest.  As of June 30, 2010, management evaluated its accounts receivable to determine the requirement for an allowance for doubtful accounts based on its assessment of the current and collectible status of individual accounts with past due balances over 90 days.  Account balances deemed uncollectible after collection efforts have been exhausted and the potential for recovery is considered remote.  As of June 30, 2010, management determined that accounts receivable aged beyond 90 days to be uncollectible and, accordingly, wrote off $100 of uncollectible accounts receivable.

Note 7 – Warrants and options

As of June 30, 2010, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 8 – Related party transactions

From our inception to June 30, 2010, the sole officer and director of the Company contributed cash in the amount of $21,990.  The entire amount was contributed, is not expected to be repaid and has been recorded as additional paid-in capital.

The Company does not lease or rent any property.  Office services are provided without charge by an officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

Note 9 – Subsequent Events

On July 15, 2010, the Company amended its articles of incorporation to increase the authorized capital from 75,000,000 common shares to 1,125,000,000 common shares.  Additionally, the Company’s board of directors approved a 15:1 forward stock split with a record date of July 30, 2010. The forward stock split did not affect the Company’s par value. These events have been retroactively applied to these condensed interim financial statements.

The Company’s Management has reviewed all material events through the date of this report in accordance with ASC 855-10, and believes there are no further material subsequent events to report.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This Quarterly Report contains “forward-looking statements,” as defined within the Private Securities Litigation Reform Act of 1995, about Teacher’s Pet, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Teacher’s Pet’s actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.  There may be other risks and circumstances that management may be unable to predict.

Management’s Discussion and Results of Operation

Overview

We are in the business of selling products and providing services to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  Our target market consists primarily of elementary schools and teachers of grades kindergarten through sixth initially in the Phoenix, Arizona and Las Vegas, Nevada metropolitan areas.  We also believe that parents who home-school their children may also be attracted to our proposed products.  We believe that children may benefit from being exposing to educational stimuli at an early age outside the classroom environment.

Revenues

During the first quarter of 2010, we began to generate revenues from services provided to elementary educators.  Our services included assistance and consultation of lesson plan development and tutoring of elementary students.  In the three months ended June 30, 2010, we generated $50 in revenues.  In comparable three month period ended June 30, 2009, we did not generate any revenues.  During the six month periods ended June 30, 2010 and 2009, we generated $200 and $0 in revenues.  Since inception, we have only generated $200 in revenues, related specifically to revenues earned in the six months ended June 30, 2010.  Our management believes that, due to budget constraints imposed on school boards, often in the form of furloughs, educators are being asked to compress educational objectives into shortened time frames and larger student-to-teacher ratios; thus, educators have been seeking personal assistance even at personal financial sacrifice, as all monies paid by teachers for supplies and assistances are generally not refunded by schools.  Therefore, our management believes we can provide the assistance teachers require at a reasonable cost.

Expenses

In pursuit of our business objectives, we have incurred expenses primarily consisting of accounting and consulting fees, as well as depreciation expense on our computer equipment.  Total operating expenses during the three months ended June 30, 2010 were $2,038, compared to $1,579 in the period ended June 30, 2009.  The increase in total expenses during the comparable periods from 2009 to 2010 is due primarily to higher accounting fees paid in the most recent quarter.  The components of the comparable periods are as follows:

	Three months ended		Change
	June 30,		2009 to 2010
Expense	2010	2009	$	%

Accounting fees	$1,750	$1,250	$500	40.0%
Depreciation expense	163	279	(116)	(41.5)%
Office expenses	25	50	(25)	(50.0)%
Uncollectible accounts expense	100	-	100	-%

Total Operating Expenses	$2,038	$1,579	$459	29.1%

Overall expenses increased by approximately 29% from the three months ended June 30, 2009 to the comparable period ended June 30, 2010.  We attribute the bulk of the increase to a material increase in accounting fees paid in relation to satisfy our public reporting requirements.  Our management cautions that the variations in all expense categories are not accurate indications of long-term trends and ongoing expenses will continue to vary drastically from period to period.  We expect our operational expenses to increase materially in future periods, as we continue to seek avenues to generate sufficient revenues to sustain our operations organically.

Aggregate operating expenses since our inception on September 17, 2004 to June 30, 2010 were $46,794, comprised, as follows:

	Inception to	% of
Expense	June 30, 2010	Expenses

Accounting fees	$28,290	60.5%
Depreciation expense	4,567	9.8%
Office supplies and expenses	5,337	11.4%
Professional and legal fees	8,500	18.2%
Uncollectible accounts expense	100	0.1%

Total Operating Expenses	$46,794	100.0%

Since our inception, we have recorded interest expense in the amount of $4, related to interest finance charges incurred on our credit card.

During the year ended December 31, 2009, our management reviewed inventory on hand and, based upon anticipated customer demand and an overall evaluation of the market for such similar products, we decided to impair all existing items in inventory.  As such, we recorded a provision for inventory losses in the amount of $1,510 to write down inventory.  As a result of this impairment, we currently have no existing saleable inventory.

Net losses

In the three month period ended June 30, 2010, our net loss totaled $1,988, compared to a net loss of $1,579 in the three month period ended June 30, 2009.  We have not been profitable from our inception in 2004 through present 2010, and our accumulated deficit amounts to $48,108.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.  We anticipate incurring ongoing operating losses for the foreseeable future and cannot provide any guidance otherwise.  We have no recurring or guaranteed source of revenues and cannot predict when, if ever, we will become profitable.  We anticipate incurring ongoing operating losses and cannot predict when, if at all, we may expect these losses to plateau or narrow.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

Plan of Operation

In order for us to achieve profitability and support our planned ongoing operations, we believe that we must generate a minimum of approximately $25,000 in sales per year.  However, we cannot guarantee that we will generate any sales, let alone achieve that target.

Currently, educators are stressed financially and professionally.  School Districts are eliminating positions, increasing class sizes, furloughing employees and imposing hiring freezes.  Although educators are paid relatively little compared to most other professions, they are proud of what they do and a substantial number of them sacrifice personal wealth for the benefit of their students.  Personal conversations between our sole officer and educators have led us to offer personal services in the form of lesson plan consultation and development and tutoring services at reasonable costs.  While we have begun to generate minimal revenues from these services, we believe our future business environment to be challenging, at best.  As a result, we cannot guarantee that we will generate any sales, let alone achieve our target of $25,000 in annual sales.

Despite the challenges we expect to continue to face, our management remains steadfast in the belief that a child’s education is the priority of all parents and teachers.  Consequently, we are planning to initiate the following initiatives:

1.
Attain Financing:  Our cash on hand as of June 30, 2010 was $2,269.  We do not believe this is sufficient to support our ongoing minimal level of operations, nor to undertake the initiatives set forth hereto.  Therefore, we plan to raise additional capital through sales of equity or debt instruments, or some derivation thereupon.  We believe we require a minimum of $50,000 to successfully attempt the business development program we have planned.  We have thus far been unable to secure any such level of financing.  We cannot assure you that any additional financing can be obtained or, if obtained, that it will be on reasonable terms.  In the event we are unable to obtain any additional funds, we will be unable to conduct further operations and, consequently, go out of business.

2.
Acquire Inventory:  Although we are currently devoting significantly all of our efforts to providing personal assistance to educators, we plan to maintain pursuit of purchasing inventory from vendors such as Omni Products, Mirage International, Four Seasons Merchandise and Zhejiang Huangyan.  We believe merchandising of educational products remains our core business, with better potential to reach customers in diverse geographic areas.  Upon attaining funds, as set forth in initiative 1, above, we plan to begin to place purchase orders for saleable inventory.  As mentioned, the bulk of potential suppliers have very lenient purchase requirements; thus, we expect to require no more than $2,000, in funds with which to begin to purchase inventory from each potential supplier.

3.
Establish a Website:  Previously, we relied upon word of mouth and personal sales to generate brand awareness and drive purchases.  Obviously, that did not provide any measurable success.  Therefore, we have reserved the domain www.eteacherspet.com, whereupon we plan to establish an e-commerce website.  We currently have no pages published.  Upon attaining sufficient financing, we plan to immediately begin development and publication of an operating e-commerce store.  Due to the depressed economy and relatively plentiful amount of web developers in the marketplace, we expect to be able to establish a functional website for no more than $5,000.  However, numerous factors will influence the actual price paid for full development, such as complexity of the build, number of products to be listed and other variables we may not foresee.

4.
Develop a Sales and Marketing Strategy:  Upon establishing a presence on the web, we plan to develop a sales and marketing strategy to generate awareness of our brand and website.  We believe this will be the single most difficult initiative, as we will have significantly limited control over its success.  At this time, we plan to utilize Google AdWords, establish sales accounts with Amazon.com and/or Buy.com, as well as attempt to establish link exchanges to facilitate the development organic Internet traffic.  This is our current strategy, though there can be no assurance that we will revise or develop a completely different plan.  We anticipate allocating, based upon a $50,000 financing commitment, up to $25,000 toward our Internet marketing strategy.

5.
Identify and Appoint Additional Employees or Executives:  Our sole officer and director may not have sufficient experience or foresight to be able to direct every aspect of our business.  We intend to seek additional personnel, to employ or appoint to executive officer status, that can provide additional expertise or, at a minimum, the ability to segregate responsibilities to have more effective internal controls.  Unfortunately, the $50,000 minimum financing amount is insufficient to complete this initiative.  However, our sole officer and director believes she has contacts with educators or stay-at-home parents that could volunteer time or expertise to our operations on a part time basis until our finances permit hiring full-time or more qualified personnel.

There are no known trends, events or uncertainties, other than those disclosed heretofore, that have had or that are reasonably expected to have a material impact on our revenues from continuing operations.

Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information we are required to disclose in reports filed under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are not effective to ensure that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Our Board of Directors was advised by management that its evaluation of internal control over financial reporting identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 5 in the Company’s internal control over financial reporting.

This deficiency consisted primarily of inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews.  However, the size of the Company prevents us from being able to employ sufficient resources to enable us to have adequate segregation of duties within our internal control system.  Management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Management has taken all actions to ensure that the filing includes all required content and the financial statements presented are in conformity with US generally accepted accounting principles for interim financial reporting pursuant to the rules of the SEC.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or reasonably likely to materially affect, our internal control over financial reporting.

Other Information

Amendment to Articles of Incorporation

On July 15, 2010, the Board of Directors authorized the Company to increase its authorized capital from 200,000,000 shares of common stock, with a par value of $0.001 per share, to 1,125,000,000 shares of common stock, with a par value of $0.001 per share.  Additionally, the Board of Directors approved a 15:1 forward stock split with a record date of July 30, 2010, payable on August 2, 2010.

PART II – OTHER INFORMATION

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation *

(b) By-Laws *

(c) Amendment to the Articles of Incorporation filed on July 22, 2010

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

* Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEACHER’S PET, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	August 13, 2010
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	August 13, 2010
Tracie Hadama	Chief Financial Officer

/s/ Tracie Hadama	Chief Accounting Officer	August 13, 2010
Tracie Hadama

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: September 30, 2010

Or

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 333-138944

GIGGLES ‘N’ HUGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1681362
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 N. Green Valley Parkway, Suite 440-484 Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)

(702) 879-8565
(Registrant's telephone number, including area code)

_____________
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]   No [   ]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that ht registrant was required to submit and post such files).  Yes [   ]   No [X]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes [X]   No [   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	51,607,500 shares
(Class)	(Outstanding as at November 15, 2010)

PART I – FINANCIAL INFORMATION

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission ("Commission").  While these statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for fair presentation of the results of the interim period, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information, refer to the financial statements and footnotes thereto, which are included in the Company's Annual Report on Form 10-K previously filed with the Commission on April 1, 2010.

Giggles N’ Hugs, Inc.
(formerly Teacher’s Pet, Inc.)
(a Development Stage Company)
Balance Sheets

	September 30,	December 31,
	2010	2009
	(unaudited)	(audited)
Assets

Current assets:
Cash	$2,269	$2,194
Total current assets	$2,269	$2,194

Computer equipment, net of accumulated depreciation of $4,730
and $4,192 as of 9/30/2010 and 12/31/2009, respectively	76	614

Total assets	$2,345	$2,808

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$1,750	$1,550
Note payable – related party	6,040	-
Total current liabilities	7,790	1,550

Stockholders’ equity
Common stock, $0.001 par value, 1,125,000,000 shares
authorized, 51,607,500 shares issued and outstanding	51,608	51,608
Additional paid-in capital	34,217	27,867
(Deficit) accumulated during development stage	(91,270)	(78,217)
Total stockholders’ equity (deficit)	(5,445)	1,258

Total liabilities and stockholders’ equity (deficit)	$2,345	$2,808

The accompanying notes are an integral part of these financial statements.

Giggles N’ Hugs, Inc.
(formerly Teacher’s Pet, Inc.)
(a Development Stage Company)
Statements of Operations
(unaudited)

	Three months ended		Nine months ended		Inception
	September 30,		September 30,		(September 17, 2004) to
	2010	2009	2010	2009	September 30, 2010

Revenue	$-	$-	$200	$-	$200
Cost of sales	-	-	-	-	-

Gross profit	-	-	200	-	200

Expenses:
Depreciation expense	163	279	538	837	4,730
General and administrative expenses	2,800	1,250	12,715	5,800	45,027
Total expenses	2,963	1,529	13,253	6,637	49,757

Operating loss	(2,963)	(1,529)	(13,053)	(6,637)	(49,557)

Other expenses:
Interest expense	-	-	-	-	(4)
Impairment expense	-	-	-	-	(1,510)
Total other expense	-	-	-	-	(1,514)

Loss before provision for income taxes	(2,963)	(1,529)	(10,090)	(6,637)	(51,071)

Provision for income taxes	-	-	-	-	-

Net loss	$(2,963)	$(1,529)	$(10,090)	$(6,637)	$(51,071)

Weighted average number of
common shares outstanding – basic	51,607,500	51,607,500	51,607,500	51,607,500

Net loss per share – basic	$(0.00)	$(0.00)	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Giggles N’ Hugs, Inc.
(formerly Teacher’s Pet, Inc.)
(a Development Stage Company)
Statements of Cash Flows
(unaudited)

	Nine months ended		Inception
	September 30,		(September 17, 2004) to
	2010	2009	September 30, 2010

Operating activities
Net loss	$(13,053)	$(6,637)	$(51,071)
Adjustments to reconcile net loss to net cash (used)
by operating activities:
Depreciation	538	837	4,730
Changes in operating assets and liabilities
Increase in accounts payable	200	50	1,750
Net cash (used) by operating activities	(12,315)	(5,750)	(44,591)

Investing activities
Purchase of fixed assets	-	-	(4,806)
Net cash (used) by investing activities	-	-	(4,806)

Financing activities
Proceeds from note payable – related party	6,040	-	6,040
Contributed capital	6,350	5,750	18,800
Issuance of common stock	-	-	26,826
Common stock subscribed	-	-	-
Net cash provided by financing activities	12,390	5,750	51,666

Net increase in cash	75	-	2,269
Cash – beginning	2,194	694	-
Cash – ending	$2,269	$694	$2,269

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$917	$917

Non-cash transactions
Loans from related party	$6,040	$-	$6,040

The accompanying notes are an integral part of these financial statements.

Giggles N’ Hugs, Inc.
(formerly Teacher’s Pet, Inc.)
(a Development Stage Company)
Notes to Financial Statements
(Unaudited)

Note 1 – Basis of presentation

The condensed interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with US generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These condensed statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.  It is suggested that these condensed interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2009 and notes thereto included in the Company's Form 10-K annual report.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

Note 2 – History and organization of the company

The Company was originally organized September 17, 2004 (Date of Inception) under the laws of the State of Nevada, as Teacher’s Pet, Inc.  On August 20, 2010, the Company filed an amendment to its articles of incorporation to change its name to Giggles N’ Hugs, Inc.  The Company is authorized to issue 1,125,000,000 shares of its $0.001 par value common stock.

The Company has had minimal operations and is considered a development stage company.  The Company has limited operations and in accordance with FASB ASC 915-10, “Development Stage Entities,” the Company is considered a development stage company.

Note 3 – Going concern

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. As of September 30, 2010, the Company had a net loss of $51,071. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

The Company is currently contemplating an offering of its equity or debt securities to finance continuing operations.  There are no agreements or arrangements currently in place or under negotiation to obtain such financing, and there are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Note 4 – Accounting policies and procedures

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Loss per share
Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per Share”.  Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period.  Diluted income (loss) per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive. The Company had no dilutive common stock equivalents, such as stock options or warrants as of September 30, 2010.

Recent Accounting Pronouncements
In February 2010, the FASB issued Accounting Standards Update 2010-09 (ASU 2010-09), Subsequent Events (Topic 855), amending guidance on subsequent events to alleviate potential conflicts between FASB guidance and SEC requirements. Under this amended guidance, SEC filers are no longer required to disclose the date through which subsequent events have been evaluated in originally issued and revised financial statements. This guidance was effective immediately and we adopted these new requirements for the period ended June 30, 2010. The adoption of this guidance did not have a material impact on our financial statements.

In March 2010, the FASB issued ASU No. 2010-11, "Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives" (codified within ASC 815 - Derivatives and Hedging). ASU 2010-11 improves disclosures originally required under SFAS No. 161. ASU 2010-11 is effective for interim and annual periods beginning after June 15, 2010. The adoption of ASU 2010-11 is not expected to have any material impact on our financial position, results of operations or cash flows.

In April 2010, the FASB issued ASU No. 2010-17, "Revenue Recognition - Milestone Method (Topic 605): Milestone Method of Revenue Recognition" (codified within ASC 605 - Revenue Recognition). ASU 2010-17 provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. ASU 2010-17 is effective for interim and annual periods beginning after June 15, 2010. The adoption of ASU 2010-17 is not expected to have any material impact on our financial position, results of operations or cash flows.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-18 (ASU 2010-18), Receivables (Topic 310): Effect of a Loan Modification When the Loan is Part of a Pool That Is Accounted for as a Single Asset-a consensus of the FASB Emerging Task Force. The amendments in this Update are effective for modifications of loans accounted for within pools under Subtopic 310-30 occurring in the first interim or annual period ending on or after July 15, 2010.  The amendments are to be applied prospectively. Early application is permitted.  The Company does not expect the provisions of ASU 2010-18 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-15 (ASU 2010-15), Financial Services- Insurance (Topic 944): How Investments held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments-a consensus of the  FASB Emerging Issues Task Force.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010.  Early adoption is permitted.  The amendments in this Update should be applied retrospectively to all prior periods upon the date of adoption.  The Company does not expect the provisions of ASU 2010-15 to have a material effect on the financial position, results of operations or cash flows of the Company.

In May 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-19 (ASU 2010-19), Foreign Currency (Topic 830): Foreign Currency Issues: Multiple Foreign Currency Exchange Rates.  The amendments in this Update are effective as of the announcement date of March 18, 2010. The Company does not expect the provisions of ASU 2010-19 to have a material effect on the financial position, results of operations or cash flows of the Company.

In July 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-20 (ASU 2010-20), Receivables (Topic 310): Foreign Currency Issues: Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses.  For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  The disclosures about activity that occurs during a reporting period are affecting for interim and annual reporting periods beginning on or after December 15, 2010.  The Company does not expect the provisions of ASU 2010-20 to have a material effect on the financial position, results of operations or cash flows of the Company.

The company evaluated all of the other recent accounting updates through ASU 2010-20 and deemed that they would not have a material effect on the financial position, results of operations or cash flows of the Company.

Note 5 – Fixed assets

Fixed assets as of September 30, 2010 and December 31, 2009, consisted of the following:

	September 30,	December 31,
	2010	2009

Computer equipment	$4,806	$4,806
Accumulated depreciation	(4,730)	(4,192)
	$76	$614

During the nine months ended September 30, 2010 and 2009, the Company recorded depreciation expenses of $538 and $558, respectively.

Note 6 – Debt obligations

On March 25, 2010, the Company issued an aggregate of $6,040 in debt securities for expenses paid by an officer and director on behalf of the Company.  The note bears no interest and is due on demand.  As of September 30, 2010, the balance owed is $6,040.

Note 7 – Stockholders’ equity

The Company is authorized to issue 1,125,000,000 shares of its $0.001 par value common stock.  The company has only one class of stock.  All rights and privileges normally associated with stock ownership are vested in that single class of stock.

Since the inception of the Company through September 30, 2010, an officer and director of the Company contributed cash in the amount of $18,800.  The entire amount was contributed, is not expected to be repaid and has been recorded as additional paid-in capital.

The Company has not issued any stock in the nine months ended September 30, 2010.

On July 15, 2010, the Company amended its articles of incorporation to increase the authorized capital from 75,000,000 common shares to 1,125,000,000 common shares.  Additionally, the Company’s board of directors approved a 15:1 forward stock split with a record date of July 30, 2010.  These events have been retroactively applied to these condensed interim financial statements.

Note 8 – Warrants and options

As of September 30, 2010, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 9 – Agreements

On September 23, 2010, the Company entered into a reverse triangular merger by and among Giggles ‘N’ Hugs Sub Co., a Nevada corporation and wholly owned subsidiary of the Company, and GNH, Inc. (“GNH”), a Nevada corporation, SUB CO and GNH being the constituent entities in the merger, whereby the Company intends to issue 14,000,000 shares of its common stock in exchange for 100% of GNH’s outstanding common stock.  Pursuant to the terms of the merger, SUB CO will be merged with GNH wherein SUB CO shall cease to exist and GNH will become a wholly owned subsidiary of the Company.  The transaction will be accounted for as a reverse merger with GNH being considered the “Accounting Acquirer” and SUB CO considered the “Accounting Acquiree.”  Subject to the terms and conditions set forth in the Merger Agreement, the Merger is anticipated to become effective on November 1, 2010.  As of November 15, 2010, the Merger has not yet become effective and the Parties have mutually agreed to extend the date of effectiveness until March 31, 2011, without penalty.

The Merger Agreement contains normal conditions to closing including obtaining the audited financial statements of GNH, as required by Regulation S-X of the Securities Exchange Act of 1934.  Additionally, the Merger Agreement sets forth conditions that the Company shall have obtained a cancellation of 45,000,000 shares of common stock held by its majority shareholder.

The Merger with GNH, upon closing, will provide the Company with the ownership of 100% of Giggles ‘N’ Hugs, LLC, which owns one operating Giggles ‘N’ Hugs Restaurant in Brentwood, California and another Giggles ‘N’ Hugs Restaurant under construction in Century City, California.

Note 10 – Reclassification: Stock Split Adjustment

Certain reclassifications have been made in the current year’s financial statements.

On July 30, 2010, the Company executed a forward stock split, effected as a stock dividend, which was originally recorded as a debit to Additional Paid-in Capital and a corresponding credit to Common Stock, in the amount of $40,200.  During the quarter, the Company recorded an adjustment, whereby the Company recorded a debit to Retained Earnings and a credit to Additional Paid-in Capital, in the amount of $40,200.  This adjustment did not change total stockholders’ deficit.  (See Note 7 for more information regarding the stock split).

Note 11 – Related party transactions

From our inception to September 30, 2010, an officer and director of the Company contributed cash in the amount of $18,800.  The entire amount was contributed, is not expected to be repaid and has been recorded as additional paid-in capital.

The Company does not lease or rent any property.  Office services are provided without charge by an officer and director of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.  The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

Note 12 – Subsequent Events

The Company’s Management has reviewed all material events through the date of this report in accordance with ASC 855-10, and believes there are no further material subsequent events to report.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This Quarterly Report contains “forward-looking statements,” as defined within the Private Securities Litigation Reform Act of 1995, about Giggles ‘N’ Hugs, Inc.’s business, financial condition and prospects that reflect management’s assumptions and beliefs based on information currently available.  Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.  We can give no assurance that the expectations indicated by such forward-looking statements will be realized.  If any of our management’s assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, Giggles ‘N’ Hugs’ actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand our customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.  There may be other risks and circumstances that management may be unable to predict.

Management’s Discussion

Background and Recent Developments

We were originally incorporated under the laws of the State of Nevada on September 17, 2004, under the name Teacher’s Pet, Inc. (“TPET”).  Our prior stated business objective was to sell products and provide services to assist teachers and parents further the education of children aged between kindergarten through sixth grade.  As of the date of this quarterly report, we generated minimal revenues from that line of business.  Due to our lack of sufficient financial resources and inability to establish our educational supply business, we sought business opportunities with established companies and financing from third party sources.  In August, 2010, we identified an opportunity to enter into a relationship with a child-friendly restaurant in the Brentwood region of Los Angeles, California.

On August 20, 2010, TPET filed an amendment to its articles of incorporation to change its name to “Giggles ‘N’ Hugs, Inc.” On September 23, 2010, we entered into a reverse triangular merger by and among Giggles ‘N’ Hugs Sub Co., a Nevada corporation and wholly owned subsidiary of the Company, and GNH, Inc. (“GNH”), a Nevada corporation, SUB CO and GNH being the constituent entities in the merger, whereby we intend to issue 14,000,000 shares of its common stock in exchange for 100% of GNH’s outstanding common stock.  Pursuant to the terms of the merger, SUB CO will be merged with GNH wherein SUB CO shall cease to exist and GNH will become a wholly owned subsidiary of the Company.  Subject to the terms and conditions set forth in the Merger Agreement, the Merger is anticipated to become effective on December 31, 2010.

The Merger Agreement contains normal conditions to closing, including requiring the audited financial statements of GNH.  Additionally, the Merger Agreement sets forth conditions that we shall have obtained a cancellation of 45,000,000 shares of common stock held by our majority shareholder.

The Merger with GNH, upon closing, will provide us with the ownership of 100% of Giggles ‘N’ Hugs, LLC, which owns one operating Giggles ‘N’ Hugs Restaurant in Brentwood, California and another Giggles ‘N’ Hugs Restaurant under construction in Century City, California.  As of the date of this quarterly report, we have not entered into any definitive agreements.

Results of Operations

During the three month periods ended September 30, 2010 and 2009, we did not generate any revenues.  In the nine months ended September 30, 2010, we generated only $200 in revenues, compared with none in the comparable period ended September 30, 2009.  Since our inception on September 17, 2004 to September 30, 2010, we generated $200 in revenues.

Operating expenses during the three months ended September 30, 2010 were $2,963, consisting of $163 in depreciation expense related to our computer equipment and $2,800 in general and administrative expenses such as accounting, professional and miscellaneous office expenditures.  In comparison, total expenses in the three months ended September 30, 2009 were $1,529, of which $279 is attributable to depreciation expense and $1,250 in general and administrative costs.  The increase in total expenses from 2009 to 2010 is primarily attributable to filings made with the Secretary of State of Nevada totaling $1,050, as well as a $250 increase in accounting fees.

In the nine month period ended September 30, 2010, total expenses were $13,253, compared to $6,637 in the comparable nine months ended September 30, 2009.  The $6,616 increase from 2009 to 2010 was mainly influenced by a $2,290 increase in accounting fees during the period, as well as $3,500 in one-time business consulting fees.

Since our inception to September 30, 2010, total expenses were $49,757, composed of $4,730 in depreciation expense and $45,027 in general and administrative expenses.  Also since inception, we incurred interest expense of $4 related to a credit card bill and recorded impairment expense of $1,510 related to the write-down of our inventory due to obsolescence.

We have not been profitable from our inception in 2004 through September 30, 2010, and our accumulated deficit amounts to $51,071.  There is significant uncertainty projecting future profitability due to our history of losses and lack of revenues.  We are materially dependent upon the successful closing of the September 23, 2010 Merger Agreement to be able to continue to operate as a going concern.  In our current state, without merging with GNH, we have no recurring or guaranteed source of revenues and cannot predict when, if ever, we will become profitable.  There is significant uncertainty projecting future profitability due to our minimal operating history and lack of guaranteed ongoing revenue streams.

Plan of Operation

We are focused exclusively on successfully consummating the Merger with GNH.  If we are unable to effect the proposed transaction, we have limited capital resources and no saleable inventory with which to operate our educational supply business.  Additionally, our ability to fund our operating expenses and debt service requirements are in doubt, and we cannot guarantee that we will be able to satisfy such.  As such, we would require a significant infusion of cash through sales of our debt or equity securities.  There are no formal or informal agreements to attain such financing.  We can not assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.

Our management does not anticipate the need to hire additional full- or part- time employees over the next 12 months, as the services provided by our current officers and directors appear sufficient at this time.  Our officers and directors work for us on a part-time basis, and are prepared to devote additional time, as necessary.  We do not expect to hire any additional employees over the next 12 months.  However, in the normal course of our business, we expect to contract non-salaried third-party consultants to provide various professional services to our clients on our behalf.  These consultants are considered independent and will be paid on a per-project basis and are not considered employees.

Critical Accounting Policies

Our Management’s Discussion and Analysis of Financial Condition and Results of Operations section discusses our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America.  The preparation of the financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  On an on-going basis, we evaluate our estimates and judgments, including those related to revenue recognition, recoverability of intangible assets, and contingencies and litigation.  We base our estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.  The most significant accounting estimates inherent in the preparation of our consolidated financial statements include estimates as to the appropriate carrying value of certain assets and liabilities which are not readily apparent from other sources, primarily the valuation of intangible assets.  The methods, estimates and judgments we use in applying these most critical accounting policies have a significant impact on the results we report in our consolidated financial statements.

Recent Accounting Pronouncements

In February 2010, the FASB issued Accounting Standards Update 2010-09 (ASU 2010-09), Subsequent Events (Topic 855), amending guidance on subsequent events to alleviate potential conflicts between FASB guidance and SEC requirements. Under this amended guidance, SEC filers are no longer required to disclose the date through which subsequent events have been evaluated in originally issued and revised financial statements. This guidance was effective immediately and we adopted these new requirements for the period ended June 30, 2010. The adoption of this guidance did not have a material impact on our financial statements.

In March 2010, the FASB issued ASU No. 2010-11, "Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives" (codified within ASC 815 - Derivatives and Hedging). ASU 2010-11 improves disclosures originally required under SFAS No. 161. ASU 2010-11 is effective for interim and annual periods beginning after June 15, 2010. The adoption of ASU 2010-11 is not expected to have any material impact on our financial position, results of operations or cash flows.

In April 2010, the FASB issued ASU No. 2010-17, "Revenue Recognition - Milestone Method (Topic 605): Milestone Method of Revenue Recognition" (codified within ASC 605 - Revenue Recognition). ASU 2010-17 provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. ASU 2010-17 is effective for interim and annual periods beginning after June 15, 2010. The adoption of ASU 2010-17 is not expected to have any material impact on our financial position, results of operations or cash flows.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-18 (ASU 2010-18), Receivables (Topic 310): Effect of a Loan Modification When the Loan is Part of a Pool That Is Accounted for as a Single Asset-a consensus of the FASB Emerging Task Force. The amendments in this Update are effective for modifications of loans accounted for within pools under Subtopic 310-30 occurring in the first interim or annual period ending on or after July 15, 2010.  The amendments are to be applied prospectively. Early application is permitted.  The Company does not expect the provisions of ASU 2010-18 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-15 (ASU 2010-15), Financial Services- Insurance (Topic 944): How Investments held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments-a consensus of the  FASB Emerging Issues Task Force.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010.  Early adoption is permitted.  The amendments in this Update should be applied retrospectively to all prior periods upon the date of adoption.  The Company does not expect the provisions of ASU 2010-15 to have a material effect on the financial position, results of operations or cash flows of the Company.

In May 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-19 (ASU 2010-19), Foreign Currency (Topic 830): Foreign Currency Issues: Multiple Foreign Currency Exchange Rates.  The amendments in this Update are effective as of the announcement date of March 18, 2010. The Company does not expect the provisions of ASU 2010-19 to have a material effect on the financial position, results of operations or cash flows of the Company.

In July 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-20 (ASU 2010-20), Receivables (Topic 310): Foreign Currency Issues: Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses.  For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  The disclosures about activity that occurs during a reporting period are affecting for interim and annual reporting periods beginning on or after December 15, 2010.  The Company does not expect the provisions of ASU 2010-20 to have a material effect on the financial position, results of operations or cash flows of the Company.

The company evaluated all of the other recent accounting updates through ASU 2010-20 and deemed that they would not have a material effect on the financial position, results of operations or cash flows of the Company.

Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information we are required to disclose in reports filed under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are effective in insuring that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or reasonably likely to materially affect, our internal control over financial reporting.

Other Information

Amendments to Articles of Incorporation

On July 15, 2010, the Board of Directors authorized the Company to increase its authorized capital from 200,000,000 shares of common stock, with a par value of $0.001 per share, to 1,125,000,000 shares of common stock, with a par value of $0.001 per share.  Additionally, the Board of Directors approved a 15:1 forward stock split with a record date of July 30, 2010, payable on August 2, 2010.

On August 20, 2010, the Company changed its name from Teacher’s Pet, Inc. to Giggles N’ Hugs, Inc.  The name change occurred as a result of a stockholder proposal, which was approved by a majority of the stockholders of the Company at the Annual Meeting held on August 13, 2010.

Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers.

Resignation of Officer

On October 5, 2010, Ms. Tracie Hadama gave the Registrant notice of her resignation from her position as Secretary of the Registrant, which resignation was accepted by the Registrant on October 5, 2010.  Ms. Hadama remains as President, Treasurer and a Director of the Registrant.

Appointment of Officer

The Board of Directors appointed Ms. Gisela Stoecklein to serve as the Registrant’s Secretary on October 5, 2010.

Gisela Stoecklein, 32, Secretary:  Since May of 2010 through present, Ms. Stoecklein has been employed as the accounts manager for Stoecklein Law Group.  Prior to joining Stoecklein Law Group, Ms. Stoecklein was the billing manager for Securities Law Institute, a position she held from 2005 through 2009.  From 2008 to 2009, Ms. Stoecklein was the secretary of Boatatopia, a Nevada corporation.  Ms. Stoecklein attended UNLV, in Las Vegas, Nevada, focusing her studies in communications and hotel management.

Appointment of Director

The Board of Directors appointed Mr. Joey Parsi to serve as a Director of the Board of Directors of the Registrant on October 5, 2010.  Currently, the Registrant does not have separate committees within the Board of Directors such as an Audit, Nominating, or Governance committees due to having limited resources.  Therefore, Mr. Parsi will participate with the Registrant’s entire board of directors in performing some of the functions associated with these separate committees.

Joey Parsi, 39, Director:  Mr. Joey Parsi is a founder of Giggles ‘N’ Hugs Restaurant, a children’s themed restaurant with play areas for children 10 years and younger and serve healthy, gourmet food.  Mr. Parsi and his wife founded the Giggles ‘N’ Hugs Restaurant in 2007 after experiencing the same issues as all parents while dining out with their daughter, he and his wife, decided to open a children’s restaurant (Giggles ‘N’ Hugs) that served healthy, gourmet food, with an area that allowed kids to play with toys, be entertained, play games, and various other family friendly activities.  By having a restaurant with a play area, parents are able to enjoy a relaxing healthy gourmet meal, while their kids are entertained.  Since the launch of Giggles ‘N’ Hugs, Mr. Parsi and the restaurant have been praised and revered by parents from all over the world.  Mr. Parsi has been featured in the Los Angeles Business Journal, Los Angeles Times, People Magazine, US Weekly, OK Magazine, and many TV shows, including FOX News, Extra TV, Entertainment Tonight, TV Guide Channel, and most recently, The Talk on CBS amongst others.  Between 1991 and 1994, Mr. Parsi served as an Investment Advisor for Lehman Brothers.  From 1994 to 1996, Mr. Parsi served as Senior Vice President at Sutro and Company, where he managed and oversaw millions of dollars for individual and institutional investors specializing in IPOs and technology equities.  Between 1996 and 1998, Mr. Parsi worked at Prudential Securities, where he oversaw client assets in a number of investments, including fixed income assets, equities, and mutual funds.  In 1998, Mr. Parsi opened Barron Chase and was able to expand the company to more than 30 employees.  In total, Mr. Parsi and his team raised more than $30 million in funding for nine separate companies, many of which are now publicly traded on the NASDAQ markets.  In 2001, he liquidated the business and joined TD Waterhouse.  At TD Waterhouse, between 2001 and 2006, Mr. Parsi personally managed more than $350 million in assets for clients, and oversaw more than $1 billion in assets in his region.  From 2006 to 2010, Mr. Parsi served as the Senior Vice President and Head of Investment Center at Stockcross Financial Services.  There, he advised high net worth clients on investment matters.

PART II – OTHER INFORMATION

Risk Factors

We have a limited operating history for you to evaluate our business.

We have been engaged in the business of selling educational supplies for only a short amount of time, and have incurred loses since our inception.  As company with limited operating history, it is difficult for potential investors to evaluate our business.  Our proposed operations are therefore subject to all of the risks inherent in light of the expenses, difficulties, complications and delays frequently encountered in connection with the formation of any new business, as well as those risks that are specific to our industry.  Investors should evaluate us in light of the delays, expenses, problems and uncertainties frequently encountered by companies developing markets for new products and services.  We may never overcome these obstacles.

We may not consummate our merger with Giggles ‘N’ Hugs.

We have entered into a merger agreement to acquire the ownership of a restaurant in Brentwood, California and another restaurant under construction in Century City, California.  This merger is contingent upon certain terms and conditions, such as obtaining audited financial statements of the target entity and there can be no assurance the terms and conditions of the agreement can be satisfied.  In the event the merger with Giggles ‘N’ Hugs is unsuccessful, we have no other viable alternatives.

Even if we complete our merger with Giggles ‘N’ Hugs, we may not be able to successfully manage its operations.

We have entered into a merger agreement with Giggles ‘N’ Hugs, an operator of child-friendly restaurants in the Los Angeles, California metropolitan area.  Even if all terms and conditions of the merger agreement are satisfied and the merger is successfully completed, we will be required to assume the operational responsibilities for the restaurants.  There can be no assurance that we will successfully transition ownership, responsibilities, contractual obligations or business strategies and failure to do so would impair operations.

If we are unable to continue as a going concern, investors may face a complete loss of their investment.

We have yet to commence our planned operations.  As of the date of this quarterly report, we have had only limited start-up operations and generated no revenues.  Taking these facts into account, our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern in the independent registered public accounting firm’s report to the financial statements included in our annual report.  If our business fails, the investors in this offering may face a complete loss of their investment.

Giggles ‘N’ Hugs may not be able to attain profitability without additional funding, which may be unavailable.

We have limited capital resources.  To date, we have not generated cash from our operations.  Unless we begin to generate sufficient revenues from our proposed business objective of selling teacher’s supplies to finance operations as a going concern, we may experience liquidity and solvency problems.  Such liquidity and solvency problems may force us to go out of business if additional financing is not available.  We intend to raise addition capital through offerings and sales of equity or debt securities.  In the event we are unable to raise sufficient funds, we will be forced to go out of business and will be forced to liquidate.  A possibility of such outcome presents a risk of complete loss of investment in our common stock.

We may be unable to generate sales without sales, marketing or distribution capabilities.

We have not commenced our planned business of selling educational supplies to teachers and schools and do not have any sales, marketing or distribution capabilities.  We cannot guarantee that we will be able to develop a sales and marketing plan or to develop an effective chain of distribution.  In the event we are unable to successfully implement these objectives, we may be unable to generate sales and operate as a going concern.

Our management team does not have extensive experience in public company matters, which could impair our ability to comply with legal and regulatory requirements.

Our management team has had limited public company management experience or responsibilities.  This could impair our ability to comply with legal and regulatory requirements such as the Sarbanes-Oxley Act of 2002 and applicable federal securities laws including filing required reports and other information required on a timely basis.  There can be no assurance that our management will be able to implement and affect programs and policies in an effective and timely manner that adequately respond to increased legal, regulatory compliance and reporting requirements imposed by such laws and regulations.  Our failure to comply with such laws and regulations could lead to the imposition of fines and penalties and further result in the deterioration of our business.

Our current management has limited experience in the restaurant industry and may be unable to manage the Giggles ‘N’ Hugs restaurants.

Our current officers have no specific experience in the restaurant business.  Because of that, we may face additional risks and challenges, for which we have no ability to forecast.  There can be assurance that our current management will produce successful operations and we are significantly dependent upon our ability to locate, attract and hire experienced personnel.  In the event we are unable to do so, we may be unable to manage the operations of Giggles ‘N’ Hugs restaurants, assuming the consummation of the Merger.

Exhibits and Reports on Form 8-K

Exhibit Number	Name and/or Identification of Exhibit

2	Acquisition Agreement and Plan of Merger (by and among Giggles ‘N’ Hugs, Inc., Giggles ‘N’ Hugs Sub Co, and GNH, Inc.) dated September 23, 2010. (1)

3	Articles of Incorporation & By-Laws

(a) Articles of Incorporation (2)

(b) By-Laws (2)

(c) Amendment to the Articles of Incorporation filed on July 22, 2010 (3)

(d) Amendment to Articles of Incorporation (4)

31	Rule 13a-14(a)/15d-14(a) Certifications

32	Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)

99	Letter of Intent with Giggles N’ Hugs, LLC dated August 24, 2010 (5)

(1) Incorporated by reference to the Current Report on Form 8-K, previously filed with the SEC on September 23, 2010.

(2) Incorporated by reference to the Registration Statement on Form SB-2, previously filed with the SEC on November 24, 2006.

(3) Incorporated by reference to the Quarterly Report on Form 10-Q, previously filed with the SEC on August 16, 2010.

(4) Incorporated by reference to the Current Report on Form 8-K, previously filed with the SEC on August 13, 2010.

(5) Incorporated by reference to the Current Report on Form 8-K, previously filed with the SEC on August 24, 2010.

8-K Filed Date	Item Number

August 26, 2010	Item 5.03 Amendments to Articles of Incorporation
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits

August 30, 2010	Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits

September 23, 2010	Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits

November 8, 2010	Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GIGGLES N' HUGS, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	Chief Executive Officer and	November 15, 2010
Tracie Hadama	President

/s/ Tracie Hadama	Treasurer and	November 15, 2010
Tracie Hadama	Chief Financial Officer

/s/ Tracie Hadama	Chief Accounting Officer	November 15, 2010
Tracie Hadama